As filed with Securities and Exchange Commission on February 27, 2002.

                         File Nos. 333-29511, 811-08261

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [8]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 10 [ X ]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                     Vice President & Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  --------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on February 28, 2002 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[MEMBERS Mutual Funds logo]

Prospectus

February 28, 2002



Cash Reserves Fund

Bond Fund

Balanced Fund

High Income Fund

Growth and Income Fund

Capital Appreciation Fund

Mid-Cap Fund

Emerging Growth Fund

International Stock Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

Invest where you belong.

TABLE OF CONTENTS

The fund pages describe each portfolio (or "fund") of the MEMBERS Mutual Funds.

THE FUNDS
      Cash Reserves Fund                                         1
      Bond Fund                                                  3
      High Income Fund                                           5
      Balanced Fund                                              7
      Growth and Income Fund                                     9
      Capital Appreciation Fund                                 11
      Mid-Cap Fund                                              13
      Emerging Growth Fund                                      15
      International Stock Fund                                  17
      Expenses                                                  21

This section explains how to open, maintain, or close an account with MEMBERS Mutual Funds.

YOUR ACCOUNT                                                    23
      Buying Shares                                             24
      Selling Shares                                            29
      General Policies                                          31
      Distributions and Taxes                                   32
      Additional Investor Services                              32

This section gives you some additional information about MEMBERS Mutual Funds.

PORTFOLIO MANAGEMENT                                            33

FINANCIAL HIGHLIGHTS                                            35

APPENDIX
      Investment Adviser Past Performance                       44
      Expenses After Waivers and Reimbursements                 46


Additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. Additional information about all aspects of the funds is available in the Statement of Additional Information
(SAI). You may get a copy of any of these reports at no cost by calling 1-800-877-6089 or visit our website at www.membersfunds.com.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

                               Cash Reserves Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  require stability of principal

o  are seeking a mutual fund for the cash portion of an asset allocation program

o  need to "park" your money temporarily

o  consider yourself a saver rather than an investor

or

o  are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

o  want federal deposit insurance

o  are seeking an investment that is likely to outpace inflation

o  are investing for retirement or other goals that are many years in the future

or

o  are investing for growth or maximum current income


INVESTMENT OBJECTIVE
What is this fund's goal?

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. Also, there is a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the Cash Reserves Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Reserves Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:

o Lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

o Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

o To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

                         Cash Reserves Fund Performance

How has the Cash Reserves Fund performed?

The following bar chart provides an illustration of the returns, net of sales charges, of the Class A Shares of the Cash Reserves Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception 4.84%, 1998 4.98%, 1999 4.67%, 2000 5.94%, and 2001 3.79%.

                   Best Calendar Quarter:    3Q '00       1.54%
                  Worst Calendar Quarter:    4Q '01       0.55%

Please remember that past performance is no guarantee of the results the Cash Reserves Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

How does the performance of the Cash Reserves Fund compare to the money market?

The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

                                            Since Inception      1 Year

Class A Shares                                  3.43%            -1.71%

Class B Shares                                  3.60%            -1.48%

90-day U.S. Treasury Bill                       4.95%             4.09%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

                                    Bond Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o  want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  are investing for maximum return over a long time horizon

or

o  require absolute stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to credit risk, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There are also prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage backed security by increasing/decreasing mortgage prepayments, typically reducing the return.

To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The MEMBERS Capital Advisors'management team utilizes an approach that involves frequent trading of the securities in the portfolio. The fund may invest in the following instruments:

o Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

o U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

o Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

o Other issuer debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

The fund also intends to invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market.

                             Bond Fund Performance1


How has the Bond Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Bond Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception 5.71%, 1998 6.82%, 1999 0.78%, 2000 7.79%, and 2001 7.64%.

                   Best Calendar Quarter:    3Q '01       4.65%
                  Worst Calendar Quarter:    4Q '01      -0.50%

Please remember that past performance (before and after taxes) is no guarantee of the results the Bond Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

(1) MEMBERS Capital Advisors waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee were deducted, returns would have been lower in 1998.


How does the performance of the Bond Fund compare to the bond market?

The following table compares the performance of each class of shares of the Bond Fund with the performance of the Lehman Brothers Intermediate Government Credit Bond Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

Class A Shares                                                                          1 Year        Since Inception
         Return Before Taxes                                                            2.98%             4.56%
         Return After Taxes on Distributions                                            0.86%             2.21%
         Return After Taxes on Distributions and Sales of Fund Shares                   1.78%             2.44%

Class B Shares
         Return Before Taxes                                                            2.24%             4.48%

Lehman Index (reflects no deduction for sales charges, fees, expenses, or taxes)        8.96%             6.94%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.

                                High Income Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are seeking a regular stream of income

o are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

o  want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  desire relative stability of your principal

or

o  are investing for maximum return over a long time horizon


INVESTMENT OBJECTIVE
What is this fund's goal?

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

This fund is subject to above-average interest rate and credit risks, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks described in the Bond Fund Principal Risks.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

Up to 25% of its assets may be invested in the securities of issuers in any one industry, or up to 40% in each of the electric, utility and telephone industries.

The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

                          High Income Fund Performance


How has the High Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the High Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception 0.82%, 1998 -0.15%, 1999 5.96%, 2000 -5.90%, and 2001 2.84%.

                  Best Calendar Quarter:     4Q '01       6.07%
                 Worst Calendar Quarter:     3Q '98      -6.77%

Please remember that past performance (before and after taxes) is no guarantee of the results the High Income Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the High Income Fund compare to the high yield market?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Lehman Brothers High Yield Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

Class A Shares                                                                          1 Year        Since Inception
         Return Before Taxes                                                            -1.62%           -0.28%
         Return After Taxes on Distributions                                            -5.29%           -3.74%
         Return After Taxes on Distributions and Sales of Fund Shares                   -0.97%           -1.87%

Class B Shares
         Return Before Taxes                                                            -2.12%           -0.28%

Lehman Index (reflects no deduction for sales charges, fees, expenses, or taxes)         5.28%            0.88%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.

                                  Balanced Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are looking for a more conservative option to a growth-oriented fund

o  want a well-diversified and relatively stable investment allocation

o  need a core investment

o seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  are investing for maximum return over a long time horizon

o  want your return to be either ordinary income or capital gains, but not both

or

o  require a high degree of stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?


The risks of this fund include the risks described for the Bond, Cash Reserves, Growth and Income and Capital Appreciation Funds because it invests in the same types of securities, but the effects of these risks are somewhat muted due to the greater diversification of this fund. As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.


To the extent that it invests in certain securities, the fund may be affected by additional risks relating to

o   non-investment grade securities

o   foreign securities

o   mortgage-backed securities

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained in the other fund pages, specifically the International Stock Fund page, and the SAI.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                            Balanced Fund Performance


How has the Balanced Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Balanced Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception 7.07%, 1998 14.49%, 1999 13.28%, 2000 3.51%, and 2001 -3.22%.

                   Best Calendar Quarter:    4Q '98      10.56%
                  Worst Calendar Quarter:    3Q '01      -6.11%

Please remember that past performance (before and after taxes) is no guarantee of the results the Balanced Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

How does the performance of the Balanced Fund compare to the balanced market?

The following table compares the performance of each class of shares of the Balanced Fund with the performance of several market indexes which are measures of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

Class A Shares                                                                          1 Year        Since Inception
         Return Before Taxes                                                            -8.35%            5.62%
         Return After Taxes on Distributions                                            -9.24%            4.50%
         Return After Taxes on Distributions and Sales of Fund Shares                   -5.08%            3.99%

Class B Shares
         Return Before Taxes                                                            -8.19%            5.87%

Blended Index*+                                                                         -1.08%            6.74%
Lehman Index+                                                                            8.96%            6.94%
S&P 500 Index+                                                                         -11.89%            6.12%
90-day U.S. Treasury Bill+                                                               4.09%            4.95%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Credit Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

+ Indexes do not reflect deductions for sales charges, fees, expenses, or taxes.

                             Growth and Income Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are looking for a stock fund that has both growth and income components

o  are looking for a more conservative option to a growth-oriented fund

o  need a core investment

o seek above-average long-term total return through a combination of capital gains and ordinary income

or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  are investing for maximum return over a long time horizon

o desire your return to be either ordinary income or capital gains, but not both

or

o  require a high degree of stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Growth and Income Fund seeks long-term capital growth, with income as a secondary consideration.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors portfolio managers.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to market and interest rate risks, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the funds investments may rise and/or fall based upon investor perception and attitude rather than economic valuations.

Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" orientated stocks which may help limit downside risk to portfolio returns. However these "value" stocks are subject to the risk that their intrinsic values may never be realized by the market.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to foreign securities. The principal risks of foreign securities are described in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 in about (+/-50%) the same weightings as such sector has in the S&P 500. For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                       Growth and Income Fund Performance


How has the Growth and Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Growth and Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception 5.59%, 1998 16.74%, 1999 16.64%, 2000 0.50%, and 2001 -11.09%.

                  Best Calendar Quarter:     4Q '98      16.83%
                  Worst Calendar Quarter:    3Q '01     -10.81%

Please remember that past performance (before and after taxes) is no guarantee of the results the Growth and Income Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

How does the performance of the Growth and Income Fund compare to the growth and income market?

The following table compares the performance of each class of shares of the Growth and Income Fund with the performance of the S&P 500 which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

Class A Shares                                                                            1 Year      Since Inception
         Return Before Taxes                                                             -15.83%          4.16%
         Return After Taxes on Distributions                                             -15.97%          3.90%
         Return After Taxes on Distributions and Sales of Fund Shares                     -9.64%          3.24%

Class B Shares
         Return Before Taxes                                                             -15.76%          4.36%

S&P 500 Index (reflects no deduction for sales charges, fees, expenses, or taxes)        -11.89%          6.12%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.

                            Capital Appreciation Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o  want to diversify your investments

o  are seeking a fund for the growth portion of an asset allocation program

or

o  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are seeking income rather than capital gains

or

o  are uncomfortable with an investment whose value may vary substantially


INVESTMENT OBJECTIVE
What is this fund's goal?

The Capital Appreciation Fund seeks long-term capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may move up and down due to factors (such as investors' perception or sentiment about equity markets or segments of equity markets) that have nothing to do with the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.

To the extent the fund invests in smaller and midsize companies it takes on greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their securities, as compared to larger companies. To the extent the fund invests in foreign securities, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is contained in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "value" approach which is further described on page 9, the Growth and Income Fund page. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.


The fund will typically invest in securities representing every sector of the S&P 1500 in about (+/-100%) the same weightings as such sector has in the S&P 1500. For example, if technology companies represent 10% of the S&P 1500, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.


The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                      Capital Appreciation Fund Performance


How has the Capital Appreciation Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Capital Appreciation Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception 9.49%, 1998 20.19%, 1999 23.62%, 2000 3.75%, and 2001 -9.05%.

                  Best Calendar Quarter:     4Q '98      20.31%
                 Worst Calendar Quarter:     3Q '01     -20.14%

Please remember that past performance (before and after taxes) is no guarantee of the results the Capital Appreciation Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Capital Appreciation Fund compare to the capital appreciation market?

The following table compares the performance of each class of shares of the Capital Appreciation Fund with the performance of the S&P 1500 which is a measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

Class A Shares                                                                            1 Year      Since Inception
         Return Before Taxes                                                             -13.86%          8.02%
         Return After Taxes on Distributions                                             -13.93%          7.96%
         Return After Taxes on Distributions and Sales of Fund Shares                     -8.38%          6.53%

Class B Shares
         Return Before Taxes                                                             -13.74%          8.33%

S&P 1500 Index (reflects no deduction for sales charges, fees, expenses, or taxes)       -10.64%          6.53%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.

                                  Mid-Cap Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

o  have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o  want to diversify your investments

o  are seeking a fund for the growth portion of an asset allocation program

o are seeking exposure to smaller companies as part of an asset allocation program

or

o  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are seeking an investment based on income rather than capital gain

or

o  are uncomfortable with an investment whose value may vary substantially.


INVESTMENT OBJECTIVE
What is this fund's goal?

The Mid-Cap Fund seeks long-term capital appreciation by investing in midsize and small companies.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Wellington Management Company, LLP ("Wellington Management") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the fund.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund. Securities issued by smaller companies may be less liquid than securities issued by larger, more established companies. In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities are described in the International Stock Fund page and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond the $10 billion upper limit and such position may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

PRINCIPAL INVESTMENT STRATEGIES
(Mid-Cap Fund continued from the previous page)

The fund typically invests in securities representing every sector of the S&P 400 MidCap Index in about (+/-100%) the same weightings as such sector has in the S&P 400 MidCap Index. For example, if technology companies represent 10% of the S&P 400 MidCap Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies. The fund may also invest in warrants, preferred stocks, convertible debt securities and real estate investment trusts, and may invest up to 25% of its assets in foreign securities.

Note: The Mid-Cap Fund does not have a calendar year of investment performance, so there is not a bar chart showing the fund returns from year to year. Once the fund has at least one calendar year of performance it will be shown along with the performance of the S&P 400 MidCap Index, which we use to measure the performance of the relevant market.

                              Emerging Growth Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

o  have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o  want to diversify your investments

o  are seeking a fund for the growth portion of an asset allocation program

o  are seeking exposure to smaller companies

or

o  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are seeking an investment based on income rather than capital gain

or

o  are uncomfortable with an investment whose value may vary substantially.


INVESTMENT OBJECTIVE
What is this fund's goal?

The Emerging Growth Fund seeks long-term capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may increase or decrease due to factors that have nothing to do with the issuer. Loss of money is a very significant risk of investing in this fund. Due to its focus on securities of small capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of smaller capitalization companies experience greater price volatility than securities of larger capitalization companies because growth prospects for smaller companies are less certain and the market for such securities is smaller. Securities of smaller capitalization companies are often thinly traded and holders may have to sell such securities at a discount from current market prices or in small lots over an extended period of time. In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. The fund could lose money if it has to sell liquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities and securities of smaller capitalization companies are often difficult to value.

Many emerging growth companies do not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the principal risks associated with foreign securities is contained in the International Stock Fund on page 17.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The fund seeks securities of emerging growth companies, which are companies that are either:

o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or

o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

Emerging growth companies that the fund seeks may be of any size if they have products, proprietary technologies, management, or market opportunities that can support earnings growth

PRINCIPAL INVESTMENT STRATEGIES
(Emerging Growth Fund continued from the previous page)

over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Nonetheless, most such companies are small and have securities with smaller market capitalizations.

The subadviser generally follows a qualitative analysis (fundamental analysis of the business prospects of each company) process in selecting securities for the fund. The fund typically sells a security when: (1) the fundamental analysis of the issuer no longer suggests that the issuer will meet the earnings growth expectations that led to its purchase, (2) the price exceeds its intrinsic value, or (3) other securities appear more attractively priced relative to their intrinsic values.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities (including emerging market securities).

                        Emerging Growth Fund Performance


How has the Emerging Growth Fund Performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Emerging Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception -32.99%, and 2001 -31.96%.

                   Best Calendar Quarter:    4Q '01      21.88%
                  Worst Calendar Quarter:    3Q '01     -28.28%

Please remember that past performance (before and after taxes) is no guarantee of the results the Emerging Growth Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Emerging Growth Fund compare to the emerging growth market?

The following table compares the performance of each class of shares of the Emerging Growth Fund with the performance of the Russell 3000 Growth Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

Class A Shares                                                                             1 Year      Since Inception
         Return Before Taxes                                                               -35.53%        -34.95%
         Return After Taxes on Distributions                                               -35.53%        -34.95%
         Return After Taxes on Distributions and Sales of Fund Shares                      -21.64%        -26.85%

Class B Shares
         Return Before Taxes                                                               -35.47%        -34.91%

Russell 3000 Growth Index (reflects no deduction for sales charges,
         fees, expenses, or taxes)                                                         -19.63%        -23.30%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.

                            International Stock Fund

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are seeking to diversify your domestic investments

o are seeking access to markets that can be less accessible to individual investors in the U.S.

o  are willing to accept high risk to achieve higher long-term growth

o  are seeking funds for the growth portion of an asset allocation program

or

o  are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are uncomfortable with an investment whose value may vary substantially

o  are seeking income rather than capital gains

or

o want to limit your exposure to foreign markets or currencies or income from foreign sources


INVESTMENT OBJECTIVE
What is this fund's goal?

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about the subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Lazard Asset Management is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

o Fluctuations in currency exchange rates.

o Higher trading and custody charges compared to securities of U.S. companies.

o Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

o Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

o Potential political instability.

o Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in smaller companies involves a higher level of risk compared to larger, more established companies. Some small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a

PRINCIPAL INVESTMENT STRATEGIES
(International Stock Fund continued from the previous page)

foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

Approximately two-thirds (66.67%) of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australia, and Far East ("EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have above average potential for capital appreciation. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Currently, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.

International Stock Fund performance appears on next page.

                      International Stock Fund Performance


How has the International Stock Fund Performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the International Stock Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: Since Inception -2.61%, 1998 6.79%, 1999 19.77%, 2000 -16.92% and 2001 -17.59%.

                   Best Calendar Quarter:    4Q '98      14.61%
                  Worst Calendar Quarter:    3Q '01     -16.55%

Please remember that past performance (before and after taxes) is no guarantee of the results the International Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the International Stock Fund compare to the international market?

The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCI EAFE Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)

Class A Shares                                                                             1 Year      Since Inception
         Return Before Taxes                                                               -21.96%        -3.93%
         Return After Taxes on Distributions                                               -21.96%        -5.13%
         Return After Taxes on Distributions and Sales of Fund Shares                      -13.22%        -3.46%

Class B Shares
         Return Before Taxes                                                               -21.82%        -3.75%

MSCI EAFE Index (reflects no deduction for sales charges,
         fees, expenses, or taxes)                                                         -21.12%         1.17%

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and

After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.

RISK COMPARISON

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

GRAPHIC: This graphic shows where each of the funds in MEMBERS Mutual Funds, in addition to other types of investments, fall on a curve that depicts the risk taken for the gain potential. The x-axis is labelled "Potential for Long-term returns"; the y-axis is labelled "Short-term Risk (Variability of Returns)."

This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.

Although each fund expects to pursue its investment objective using its primary investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.

EXPENSES

Fund investors pay various expenses, which are described in the tables below. Shareholder transaction expenses are paid from your account on a transaction by transaction basis and are not reflected in the fund's share price. Annual fund operating expenses are paid out of fund assets and are reflected in the share price. Actual expenses may be greater or less than those shown.

                        Shareholder Transaction Expenses


                                                                                     Growth  Capital         Emerg-
                                            CLASS    Cash            High    Bal-      and   Appre-   Mid-     ing    Int'l
                                                   Reserves  Bond   Income   anced   Income  ciation   Cap   Growth   Stock

Maximum sales charge (Load)                   A      5.3%    4.3%    4.3%    5.3%     5.3%    5.3%    5.3%    5.3%    5.3%
on purchases (as a % of offering price)       B   <------------------------------------ None -------------------------------------->

Maximum deferred sales charge (Load)          A   <------------------------------------ None (1) ---------------------------------->
                                              B      4.5%    4.5%    4.5%    4.5%     4.5%    4.5%    4.5%    4.5%    4.5%

(1) Except for investments of $1,000,000 or more. (See "Sales Charges, page
26.")

                                Annual Fund Operating Expenses (as a percentage of average net assets)

                                                           CLASS A
                                                    Service                                      Expense             Net
  FUNDS               Management          12b-1       Fee          Other        Total         Reimbursement       Expenses
 Cash Reserves            .40%            None       None          0.85%        1.25%             0.70%             0.55%
 Bond                     .50%            None       .25%          0.53%        1.28%             0.38%             0.90%
 High Income              .55%            None       .25%          0.88%        1.68%             0.68%             1.00%
 Balanced                 .65%            None       .25%          0.45%        1.35%             0.25%             1.10%
 Growth & Income          .55%            None       .25%          0.49%        1.29%             0.29%             1.00%
 Capital Appreciation     .75%            None       .25%          0.58%        1.58%             0.38%             1.20%
 Mid-Cap                  .95%            None       .25%          1.09%        2.29%             0.89%             1.40%
 Emerging Growth          .75%            None       .25%          1.36%        2.36%             1.16%             1.20%
 International Stock     1.05%            None       .25%          0.84%        2.14%             0.54%             1.60%

                                                           CLASS B
                                                    Service                                      Expense             Net
  FUNDS               Management          12b-1      Fee          Other         Total         Reimbursement       Expenses
 Cash Reserves            .40%            .75%       None          0.85%        2.00%             0.70%             1.30%
 Bond                     .50%            .75%       .25%          0.53%        2.03%             0.38%             1.65%
 High Income              .55%            .75%       .25%          0.88%        2.43%             0.68%             1.75%
 Balanced                 .65%            .75%       .25%          0.45%        2.10%             0.25%             1.85%
 Growth & Income          .55%            .75%       .25%          0.49%        2.04%             0.29%             1.75%
 Capital Appreciation     .75%            .75%       .25%          0.58%        2.33%             0.38%             1.95%
 Mid-Cap                  .95%            .75%       .25%          1.09%        3.04%             0.89%             2.15%
 Emerging Growth          .75%            .75%       .25%          1.36%        3.11%             1.16%             1.95%
 International Stock     1.05%            .75%       .25%          0.84%        2.89%             0.54%             2.35%


The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations. The service fee is paid to the fund's distributor for account service and maintenance. Distribution or "12b-1" Fees (Class B only) are the fees each fund pays CUNA Brokerage Services, Inc. (CUNA Brokerage). This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers. These fees are paid out of the fund on an ongoing basis. Over time these fees will increase the cost of investment and may make the Class B charges more than the Class A charges. For this reason, and others we will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor. Additionally, Class B Shares automatically convert to Class A Shares after seven years, thus reducing annual expenses in subsequent years. (Class B Shares purchased by reinvesting Class B Dividends convert to Class A Shares proportionally.)

The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by contractually agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within its expense cap.

Examples

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.


The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%. Expense tables including the expense waivers and reimbursements described above can be found on page 46.


Assuming gross expenses (without expense waivers and reimbursements) and that you redeemed your entire investment at the end of each period:

                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   651        906        1180        1961         653        977        1278        2043
Bond                            555       1818        1102        1909         656        987        1293        2075
High Income                     593       1937        1303        2332         696       1108        1496        2494
Balanced                        660       1935        1230        2068         663       1008        1329        2150
Growth and Income               654       1917        1200        2004         657        990        1298        2086
Capital Appreciation            682       1002        1345        2309         686       1077        1445        2391
Mid-Cap                         750       1207        1690        3016         757       1289        1796        3099
Emerging Growth                 756       1227        1724        3083         764       1310        1830        3166
International Stock             736       1164        1618        2871         742       1245        1723        2954

Assuming gross expenses (without expense waivers and reimbursements) and that you did not redeem your entire investment at the end of each period:

                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   651        906        1180        1961         203        627        1078        2043
Bond                            555       1818        1102        1909         206        637        1093        2075
High Income                     593       1937        1303        2332         246        758        1296        2494
Balanced                        660       1935        1230        2068         213        658        1129        2150
Growth and Income               654       1917        1200        2004         207        640        1098        2086
Capital Appreciation            682       1002        1345        2309         236        727        1245        2391
Mid-Cap                         750       1207        1690        3016         307        939        1596        3099
Emerging Growth                 756       1227        1724        3083         314        960        1630        3166
International Stock             736       1164        1618        2871         293        895        1523        2954


These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

YOUR ACCOUNT

The following pages describe how to open or add to an account and how to purchase or sell shares. However, a large part of this information will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your brokerage representative whenever you wish to buy, sell or transfer shares for your account. Regardless of the type of account, however, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.


Two classes of shares are currently available, Class A and Class B. Other share classes may be available through other distribution channels. Each Class has its own cost structure which allows you to choose the one that best meets your needs. For a description of the charges that are imposed on each class, please see the expense table earlier in this prospectus. The following pages describe the differences between the two classes of shares and tell you how you can get started investing with MEMBERS Mutual Funds.


Opening or Adding to an Account (applicable to all shareholders)

1.  Carefully read this prospectus.

2. Determine how much you want to invest. Regardless of which class of shares you choose, your initial investment in MEMBERS Mutual Funds must meet certain minimum investment amounts. The minimum investments are as follows:

 Type of Account                              Initial Minimum               Subsequent Minimum

 Non-retirement account                           $1,000                           $150
                                              ($250 per fund)                 ($50 per fund)
 Retirement account                                $500                            $150
                                              ($250 per fund)                 ($50 per fund)
 Systematic investment programs(1)

 Twice Monthly(24 per year) or                      $25                             $25
 Biweekly (26 per year)(2)                    ($50 per fund)                  ($50 per fund)
 Monthly                                            $50                             $50
                                              ($50 per fund)                  ($50 per fund)
 Bimonthly (every other month)                     $100                            $100
                                              ($50 per fund)                  ($50 per fund)
 Quarterly                                         $150                            $150
                                              ($50 per fund)                  ($50 per fund)

(1)Systematic investment programs may be conducted on a twice monthly, monthly, bimonthly or quarterly basis, however the total annual deposits, regardless of frequency, must be at least $600.

(2)Only one fund can be opened under either of these options and all purchases will be directed to that fund.


3. Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or MEMBERS Mutual Funds. Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. Remember to include a voided check or deposit slip if you want telephone purchase privileges.

You can reach MEMBERS Mutual Funds by calling 1-800-877-6089 weekdays between the hours of 8:00 a.m. and 4:30 p.m. Central Time.

All shareholder inquiries and transaction                     When using an overnight delivery service,
requests should be mailed to:                                 mail inquiries and requests to:

     MEMBERS Mutual Funds                                          MEMBERS Mutual Funds
     P. O. Box 8390                                                c/o BFDS
     Boston, MA 02266-8390                                         66 Brooks Drive
                                                                   Braintree, MA 02184

Buying Shares (not applicable to shareholders who have a brokerage account)

The following explains how to buy shares by check, wire, phone, exchange, or internet.

                               OPENING AN ACCOUNT
                                    BY CHECK

Make out a check for the investment amount, payable to MEMBERS Mutual Funds.

Deliver the check and your completed application to your financial representative, or mail them to:

        MEMBERS Mutual Funds
        P.O. Box 8390
        Boston, MA 02266-8390

                              ADDING TO AN ACCOUNT
                                    BY CHECK

Make out a check for the investment amount, payable to MEMBERS Mutual Funds.

Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered. Mail to:

        MEMBERS Mutual Funds
           P. O. Box 8390
        Boston, MA 02266-8390

                               OPENING AN ACCOUNT
                                    BY WIRE

Deliver your completed application to your financial representative, or mail it to:

        MEMBERS Mutual Funds
            P.O. Box 8390
        Boston, MA 02266-8390

Obtain your account number by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Instruct your credit union or other financial institution to wire the amount of your investment to State Street Bank &Trust Company:

        ABA#: 0110-0002-8
        FOR:  MEMBERS Mutual Funds
        DDA#: 9905-510-5
        FBO: (Shareholder name and account number)

                              ADDING TO AN ACCOUNT
                                    BY WIRE

Instruct your credit union or other financial institution to wire the amount of your investment to:

        State Street Bank &Trust Company
        ABA#:  0110-0002-8
        FBO:  MEMBERS Mutual Funds
        DDA#: 9905-510-5
        FBO: (Shareholder name and account number)

Specify the fund name(s), your share class(es), your account number(s), the name(s) in which the account(s) is (are) registered, and the amount(s) of your investment in each fund.

                               OPENING AN ACCOUNT
                                    BY PHONE
For automated service, 24 hours a day using your touch-tone phone, call 1-800-877-6089

Not currently available.

                              ADDING TO AN ACCOUNT
                                    BY PHONE

Verify that your credit union or other financial institution is a member of the Automated Clearing House (ACH) system.

You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account.

Tell the MEMBERS Mutual Funds representative the fund name(s), your share class(es), your account number(s), the name(s) in which the account(s) is (are) registered, and the amount(s) of your investment in each fund.

                               OPENING AN ACCOUNT
                                   BY EXCHANGE
          (available for accounts of any type and sales of any amount)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.


Call your financial representative, MEMBERS Mutual Funds at 1-800-877-6089, or use the internet at www.membersfunds.com to request an exchange. You can only open up a new fund position in an existing account by exchange.


                              ADDING TO AN ACCOUNT
                                   BY EXCHANGE

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative, MEMBERS Mutual Funds at 1-800-877-6089, or use the internet at www.membersfunds.com to request an exchange.

                               OPENING AN ACCOUNT
                                   BY INTERNET
                  Access 24-hours a day at www.membersfunds.com

Not currently available.

                              ADDING TO AN ACCOUNT
                                   BY INTERNET

Verify that your credit union or other financial institution is a member of the Automated Clearing House (ACH) system.

You are automatically eligible to purchase shares by internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account, or check your profile on the internet. The feature button will be activated for your use if you are eligible to purchase shares.

   Purchase orders accepted by the fund after 3:00 p.m. Central Time will be processed using the next day's net asset value.

Sales Charges

The following explains how sales charges are calculated.

Class A Sales Charges

                                            Cash Reserves Fund
                                               Balanced Fund
                                          Growth and Income Fund
                                         Capital Appreciation Fund
                                               Mid-Cap Fund
                                           Emerging Growth Fund                                 Bond Fund
      Purchase Payment                   International Stock Fund                           High Income Fund
                                     As a % of             As a % of Net            As a % of             As a % of Net
                                 Purchase Payment         Amount Invested       Purchase Payment         Amount Invested

        Under $50,000                  5.3%                    5.6%                   4.3%                    4.5%
     $50,000 to $99,999                4.3%                    4.5%                   3.8%                    4.0%
    $100,000 to $249,999               3.3%                    3.4%                   3.3%                    3.4%
    $250,000 to $499,999               2.3%                    2.4%                   2.3%                    2.4%
    $500,000 to $999,999               1.9%                    2.0%                   1.9%                    2.0%
   $1,000,000 and over(1)              None                    None                   None                    None

(1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A Shares of over $1,000,000. The CDSC will be calculated as described below for Class B Shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

Class B Sales Charges

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within five years of buying them. We will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor. Class B Shares automatically convert to Class A Shares, based on relative net asset value, at the end of the seventh year after purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

   Years After Purchase        1       2       3       4        5       6
   CDSC                      4.5%    4.0%    3.5%    3.0%     2.0%    None

For purposes of computing this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                                          Price Per       Shares         Total         Account
         Date                       Action                  Share        Purchased      Shares          Value
  January 1, Year 1        Purchased shares                  $10            100           100          $1,000
  December 31, Year 1      Reinvested dividends              $15            10            110          $1,650
  January 1, Year 2        Purchased shares                  $15            100           210          $3,150
  December 31, Year 2      Reinvested dividends              $20            21            231          $4,620
  January 1, Year 3        Purchased shares                  $20            100           331          $6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:

  Type of Shares Sold (in order)                              Amount             CDSC (%)             CDSC ($)
  Share price increases of purchased shares                   $1,500               None                 None
  Dividends (including share price increases)                 $  620               None                 None
  Aged Shares (oldest sold first):
     Purchased January 1, Year 1                              $1,000               3.5%(1)              $35.00
     Purchased January 1, Year 2                              $  880(2)            4.0%(1)              $35.20
  Total                                                       $4,000              1.75%(3)              $70.20

(1) As a percentage of original purchase payment.

(2) $620 of the original $1,500 purchase payment would remain available for redemption.

(3) As a percentage of the amount redeemed.


Certain withdrawals made through a Systematic Withdrawal Program are not subject to a CDSC. See Additional Investor Services - Systematic Withdrawal Program on page 33.


Other Expenses

Service Fees. Each fund, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage Services, Inc. (CUNA Brokerage), a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution or "12b-1" Fees (Class B only). Each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B Shares of that fund. This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

Sales Charge Reductions and Waivers

Class A Shares may be offered without front-end sales charges to various individuals and institutions, including:

o Trustees/directors, officers and employees of the CUNA Mutual Group or any of its affiliated companies (each, a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in the CUNA Mutual Group employee's household, and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

o Registered representatives of CUNA Brokerage.

o Financial representatives utilizing fund shares in fee-based accounts under agreement with the MEMBERS Mutual Funds (wrap fee investors).

o Certain credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

o Certain qualified defined benefit or defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule.

o Rights of Combination, you may combine certain Class A Shares, such as those held in multiple accounts or those owned by members of your immediate family, for purposes of calculating the sales charge. See the SAI for information on rights of combination.

o Rights of Accumulation, you may add the value of any Class A Shares you already own to the amount of your next purchase of Class A Shares for purposes of calculating the sales charge.

o Letter of Intention, you may purchase Class A Shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased by the reinvestment of dividends or other gains reinvested from one of the MEMBERS Mutual Funds or shares exchanged from one MEMBERS fund to another.

o Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the MEMBERS Mutual Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:

    1.  You must request this waiver when you place your purchase order; and

    2. You must have redeemed the shares of the other mutual fund within the past 60 days; and

    3. You must have purchased the shares of the other mutual fund in a lump sum purchase within the past 3 years; or

    4. You must have purchased the shares of the other mutual fund in a systematic investment program within the past 5 years.

CUNA Brokerage may require evidence of your qualification for these waivers.

Please refer to the SAI for a description of Class B Share waivers and additional Class A Share waivers.

Selling Shares (not applicable to shareholders who have a brokerage account)

The following explains how to sell your shares by letter, phone, exchange, or internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent. Your order will be processed promptly.

                                    BY LETTER
          (available for accounts of any type and sales of any amount)

Write a letter of instruction indicating your account number(s), the fund name(s), your share class(es), the name(s) in which the account(s) is (are) registered and the dollar value or number of shares you wish to sell with respect to each fund.

If you are:

An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or a general partner account

To make a written request to sell shares, you must include:

o   Letter of instruction

o On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered


o   Signature guarantee if applicable (see page 30)


If you are:

An owner of a corporate or association account

To make a written request to sell shares, you must include:

o   Letter of instruction

o Corporate resolution, certified within the past 60 days, specifying the individual(s) authorized to sell securities

o On the letter and the resolution, the signature of the person(s) authorized to sign for the account


o   Signature guarantee if applicable (see page 30)


If you are:

An owner or trustee of a trust account

To make a written request to sell shares, you must include:

o   Letter of instruction containing the signature(s) of the trustee(s)

o If the names of all trustees are not registered on the account, please also provide a copy of the trust document certified within the past 60 days, specifying the individual(s) authorized to sell securities


o   Signature guarantee if applicable (see page 30)


If you are:

A joint tenancy shareholder whose co-tenant(s) are deceased

To make a written request to sell shares, you must include:

o   Letter of instruction signed by the surviving tenant

o   Certified copy of death certificate(s) of the deceased co-tenant(s)

o   Tax waiver (if applicable in your state)


o   Signature guarantee if applicable (see page 30)


If you are:

An executor of a shareholder's estate

To make a written request to sell shares, you must include:

o   Letter of instruction signed by the executor

o Copy of the order appointing the executor, certified within 60 days of receipt by MEMBERS Mutual Funds

o   Tax waiver (if applicable in your state)

o   Signature guarantee required

If you are:

An administrator, conservator, guardian or other seller or the owner of an account type not listed above

To make a written request to sell shares, you must include:

o   Call MEMBERS Mutual Funds at 1-800-877-6089 for instructions


Mail the materials to MEMBERS Mutual Funds using the address on page 23. A check will be mailed to the name(s) and address in which the account is registered.

In certain circumstances, you will need to make your request to sell shares in writing which may require additional documents with your request. In addition, you will need to obtain a "signature guarantee" if your address of record has changed within the past 30 days, you are selling more than $50,000 worth of shares, you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s), or for certain individual retirement account transactions (Call MEMBERS Mutual Funds at 1-800-877-6089). You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee.

                                    BY PHONE
                 (available for most accounts, except retirement
               accounts, and sales of up to $50,000) For automated
              service, 24 hours a day using your touch-tone phone,
                               call 1-800-877-6089

If you want to be able to make redemptions by phone, you must either fill out the "Telephone Redemption" section of your new account application or complete additional forms to add it to an existing account. To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.

To place your redemption order, call MEMBERS Mutual Funds between 8 a.m. and 4:30 p.m. Central Time. Redemption requests may be placed on all business days (excluding market holidays). Checks will be mailed the next business day after the redemption request is effective.

Amounts of $1,000 or more can be wired on the next business day, provided that you have preauthorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds.

The instructions for wiring funds must specify the fund name(s), your choice of share class(es), your account number(s), the name(s) in which the account(s) is
(are) registered, and the amount of your investment with respect to each fund. Your credit union or other financial institution may charge a fee to wire the funds.

If you are selling shares, you may request that the proceeds of the sale are wired to you, provided that you have preauthorized the wiring of funds and the necessary information is on file with MEMBERS Mutual Funds. MEMBERS Mutual Funds will deduct a $10 fee from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

Amounts of less than $1,000 may be sent by electronic funds transfer (EFT) or by check. Funds from EFT transactions are generally available by the second business day. Your credit union or other financial institution may charge a fee for this service.

                                   BY EXCHANGE
          (available for accounts of any type and sales of any amount)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative, MEMBERS Mutual Funds at 1-800-877-6089, or use the internet at www.membersfunds.com to request an exchange.

                                   BY INTERNET

Not currently available.

                 Redemption requests accepted by the fund after
                    3:00 p.m. Central Time will be processed
                      using the next day's net asset value.

                                General Policies


o Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, credit cards, credit card checks or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. Additionally, we will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor.


o Valuation of Shares. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 p.m. central time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. central time will be processed using the next day's net asset value.

o Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC. Purchase orders and redemption requests will be executed at the price next determine after the order or request is received in good order by MEMBERS Mutual Funds.

o Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

o Telephone Transactions. For your protection, telephone request may be recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired (if pre-authorized) to a credit union or other financial institution account.

o Internet Transactions. For your protection, you will need your social security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur to any account due to unauthorized access.


o Exchanges. Within an account, you may exchange shares of one fund for shares of the same class of any other fund, generally without paying any additional sales charge. (Certain exchanges will incur additional sales charges; see the SAI for more information on the exchange privilege). With the exception of the Cash Reserves Fund, only five exchanges are allowed per fund in a calendar year. If you establish a Systematic Exchange Program (see page 33) those exchanges are not included in this exchange limit policy. Class B Shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.


o Householding. To save time, money and resources, MEMBERS Mutual Funds intends to send only one copy of its reports to a household regardless of the number of investors at the household or the number of accounts held. However, any investor can obtain additional reports upon request to MEMBERS Mutual Funds.

o Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This will take up to ten business days after the purchase.

o Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

o Small Accounts (Non-retirement Only). We reserve the right, and currently intend, to close any account (excluding systematic investment program accounts) that has had a balance of less than $1,000 for 18 consecutive months. Your account will not be closed if its drop in value is due to fund performance or the effects of sales charges. We will mail you the proceeds if your account is closed.

o Market Timing. To protect the interests of other investors in the fund, a fund may refuse any exchange order and may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Distributions and Taxes

The funds generally distribute most or all of their net earnings in the form of dividends and capital gains.


                           Timing of Dividend Payments

           Fund                  Dividends Declared             Dividends Paid
       Cash Reserves                    Daily                       Monthly
           Bond                         Daily                       Monthly
        High Income                    Monthly                      Monthly
         Balanced                      Monthly                      Monthly
   Growth and Income(1)               Quarterly                    Quarterly
   Capital Appreciation               Annually                     Annually
          Mid-Cap                     Annually                     Annually
      Emerging Growth                 Annually                     Annually
    International Stock               Annually                     Annually

(1)The Growth and Income Fund will pay its quarterly dividend for the first quarter of 2002 on the last business day of March. After this dividend payment, the Growth and Income Fund will move to an annual dividend payment schedule. Thus, the next dividend payment for the Growth and Income Fund will be declared and paid on the last business day of December consistent with the other stock funds. Note, dividend payments are not guaranteed, they are declared and paid if income/earnings have been accrued in the fund.

Dividend Reinvestments. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if, for any reason, the check is not deliverable, your dividends will be reinvested and no interest will be paid on amounts represented by the check.

Taxability of Distributions. Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Any time you sell or exchange shares, it may result in you owing taxes. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. For more information on taxes generally, please refer to the SAI.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional Investor Services


Systematic Investment Program. You can set up regular investments from your credit union or other financial institution account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments must be made at least once each quarter and can be as little as $25 per transaction ($50 minimum per fund per month), please see the table on page 23. Systematic investments may be transacted twice monthly, monthly, bimonthly or quarterly. To take advantage of the systematic investment program, simply complete the appropriate parts of your account application or work with your financial representative.

Payroll Deduction/Direct Deposit Program. If your employer supports a payroll deduction program, you can setup regular investments from your payroll to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments can be as little as $25 per transaction ($50 minimum per fund per month), please see the table on page 23. To take advantage of the payroll deduction program, simply complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.


Systematic Withdrawal Program. If your account balance is at least $5,000, you can make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or MEMBERS Mutual Funds at 1-800-877-6089. On B Share accounts no CDSC will be charged on systematic withdrawals that are limited annually to no more than 12% of your account's value.

Systematic Exchange Program. If your account balance is at least $5,000, you can exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchanges, and you can terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or work with your financial representative.


Automatic Account Rebalancing. If your Class A share account balance is at least $25,000, you can request automatic account rebalancing on a semi-annual or annual basis. You can select a model fund allocation that MEMBERS Funds has defined, or you can build your own portfolio. To take advantage of the automatic rebalancing program, simply complete the MEMBERS Automatic Account Rebalancing Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.


Retirement Plans. Shares of MEMBERS Mutual Funds can be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans, code section 457 deferred compensation plans, and other pension and profit-sharing plans. Using these plans, you can open an account with either a minimum initial investment of $1,000 or by setting up a systematic investment program. To find out more, call a shareholder services representative at 1-800-877-6089.

PORTFOLIO MANAGEMENT


The investment adviser for MEMBERS Mutual Funds is MEMBERS Capital Advisors, Inc., (formerly CIMCO Inc.) 5910 Mineral Point Road, Madison, WI 53701-0391. MEMBERS Capital Advisors was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). MEMBERS Capital Advisors has over $9 billion of assets under management. MEMBERS Capital Advisors employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation Funds are managed by teams of portfolio managers employed by MEMBERS Capital Advisors.


As payment for its services as the investment adviser for the MEMBERS Mutual Funds, MEMBERS Capital Advisors receives a management fee based upon the assets of each fund. The management fee paid to MEMBERS Capital Advisors is computed and accrued daily and paid monthly, at the following annual rates:

        Cash Reserves Fund                             0.40%
        Bond Fund                                      0.50%
        High Income Fund                               0.55%
        Balanced Fund                                  0.65%
        Growth and Income Fund                         0.55%
        Capital Appreciation Fund                      0.75%
        Mid-Cap Fund                                   0.95%
        Emerging Growth Fund                           0.75%
        International Stock Fund                       1.05%

MEMBERS Capital Advisors manages the assets of the High Income Fund, Mid-Cap Fund, Emerging Growth Fund and International Stock Fund using a "manager of managers" approach under which MEMBERS Capital Advisors may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more "specialist" subadvisers. MEMBERS Capital Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MEMBERS Capital Advisors does not expect frequent changes in subadvisers.


MEMBERS Capital Advisors monitors the performance of each subadviser to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and MEMBERS Capital Advisors received an order of the Securities Exchange Commission (Commission) that permits the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

As of the date of this prospectus, Massachusetts Financial Services Company ("MFS") is the only subadviser managing the assets of the High Income Fund and the Emerging Growth Fund. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were about $137 billion on behalf of over 6 million investor accounts as of December 31, 2001. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada.

As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management") is the only subadvisor managing the small-cap portion of the assets within Mid-Cap Fund. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies employee benefit plans, endowments, foundations, and other institutions and had over $311 billion in assets under management as of December 31, 2001. Stephen T. O'Brien, CFA is the Portfolio Manager from Wellington Management primarily responsible for the Mid-Cap Fund. Mr. O'Brien joined Wellington Management in 1983 and has over 30 years of investment experience.

As of the date of this prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the International Stock Fund. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based division of Lazard Freres & Co. LLC (Lazard Freres) a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard Freres established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, Lazard Asset Management Egypt, based in Cairo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard Freres. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $65.7 billion as of December 31, 2001.

Use of Certain Brokers

MEMBERS Capital Advisors may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when MEMBERS Capital Advisors believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.

Compensation of Brokers and their Representatives


The MEMBERS Mutual Funds pay compensation to Broker/Dealers for selling the funds' shares. The Broker/Dealer passes along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges (front-end sales charges for Class A Shares and CDSCs for Class B Shares) and from 12b-1 fees (for Class B Shares) that are paid by you, the investor, out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The sales charges and 12b-1 fees paid by investors are detailed in the section "Your Account -Sale Charges," page 26. The portions of these expenses that are reallowed to the Broker/Dealers are shown in the table below. From time to time, MEMBERS Capital Advisors, at its discretion, may reallow the entire sales charge as part of a sales promotion program.


Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and interest expenses.


             Amount of                            Type                     Sales Charge                   Maximum
             Purchase                              of                         Paid by                    Reallowance
              Payment                             Fund                       Investors                  or Commission

              CLASS A
                                             Equity funds(1)                   5.3%                         5.0%
           $0 to $49,999                     Income funds(2)                   4.3%                         4.0%

                                             Equity funds(1)                   4.3%                         4.0%
        $50,000 to $99,999                   Income funds(2)                   3.8%                         3.5%

       $100,000 to $249,999                     All funds                      3.3%                         3.0%

       $250,000 to $499,999                     All funds                      2.3%                         2.0%

       $500,000 to $999,999                     All funds                      1.9%                         1.7%

       More than $1,000,000                     All funds                      1.0%(3)                      0.8%(4)

              CLASS B

            All amounts                         All funds                      4.5%(5)                      4.0%

(1) Cash Reserves Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.

(2) Bond Fund and High Income Fund.

(3) Maximum CDSC on A Shares sold without payment of sales charges.

(4) The maximum reallowance or commission on A share purchases over $3,000,000 is 0.5%.

(5) Maximum CDSC on B Shares.

FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the SAI or annual report, which are available upon request.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                               CASH RESERVES FUND

                                                        Year Ended            Year Ended            Year Ended         Inception(a)
                                                        10/31/2001            10/31/2000            10/31/1999        to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $     1.00
   Income from Investment Operations:
     Net investment income                                    0.04                  0.06                  0.05              0.04
       Total from investment operations                       0.04                  0.06                  0.05              0.04
   Less Distributions:
     Distributions from net investment income                (0.04)                (0.06)                (0.05)            (0.04)
       Total distributions                                   (0.04)                (0.06)                (0.05)            (0.04)
Net increase in net asset value                                 --                    --                    --                --
Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $     1.00
Total Return+                                                 4.50%                 5.77%                 4.60%             4.21%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    11,508           $     5,104           $     4,481        $    4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.25%                 2.07%                 2.63%             4.76%(2)
   After reimbursement of expenses by Advisor                 0.55%                 0.55%                 0.55%             0.55%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                3.26%                 4.09%                 2.33%             0.67%(2)
   After reimbursement of expenses by Advisor                 3.96%                 5.61%                 4.41%             4.88%(2)

CLASS B
Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $     1.00
   Income from Investment Operations:
     Net investment income                                    0.04                  0.05                  0.04              0.03
       Total from investment operations                       0.04                  0.05                  0.04              0.03
   Less Distributions:
     Distributions from net investment income                (0.04)                (0.05)                (0.04)            (0.03)
       Total distributions                                   (0.04)                (0.05)                (0.04)            (0.03)
Net increase in net asset value                              --                    --                    --                --
Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $     1.00
Total Return+                                                 3.72%                 4.97%                 3.81%             3.50%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     9,571           $     2,865           $     3,501        $      894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.00%                 2.82%                 3.38%             5.51%(2)
   After reimbursement of expenses by Advisor                 1.30%                 1.30%                 1.30%             1.30%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                2.51%                 3.34%                 1.84%           (0.08)%(2)
   After reimbursement of expenses by Advisor                 3.21%                 4.86%                 3.92%             4.13%(2)

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                    BOND FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999          to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                   $      9.57           $    9.74             $     10.14        $    10.00
   Income from Investment Operations:
     Net investment income                                    0.55                  0.63                  0.51              0.45
     Net realized and unrealized gain (loss) on
     investments                                              0.67                 (0.17)                (0.35)             0.14
       Total from investment operations                       1.22                  0.46                  0.16              0.59
   Less Distributions:
     Distributions from net investment income                (0.56)                (0.63)                (0.51)            (0.45)
     Distributions from capital gains                           --                    --                 (0.05)               --
       Total distributions                                   (0.56)                (0.63)                (0.56)            (0.45)
Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.40)             0.14
Net Asset Value, End of Period                               10.23                  9.57                  9.74  $          10.14
Total Return+                                                13.07%                 4.89%                 1.60%             6.08%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     28,813          $     13,279          $      7,991       $     4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.28%                 1.66%                 2.02%             4.83%(2)
   After reimbursement of expenses by Advisor                 0.90%                 0.90%                 0.90%             0.60%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                5.15%                 5.76%                 4.06%             1.14%(2)
   After reimbursement of expenses by Advisor                 5.53%                 6.52%                 5.18%             5.37%(2)
Portfolio Turnover                                             109%                  366%                  725%                  95%

CLASS B
Net Asset Value, Beginning of Period                   $      9.58           $      9.75           $     10.14        $    10.00
   Income from Investment Operations:
     Net investment income                                    0.48                  0.55                  0.44              0.39
     Net realized and unrealized gain (loss)
     on investments                                           0.66                 (0.17)               (0.35)              0.14
       Total from investment operations                       1.14                  0.38                  0.09              0.53
   Less Distributions:
     Distributions from net investment income                (0.48)                (0.55)                (0.44)            (0.39)
     Distributions from capital gains                           --                    --                 (0.04)               --
       Total distributions                                   (0.48)                (0.55)                (0.48)            (0.39)
Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.39)             0.14
Net Asset Value, End of Period                         $     10.24           $      9.58           $      9.75        $    10.14
Total Return+                                                12.23%                 4.10%                 0.94%             5.36%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    31,119           $     10,982          $      7,508       $     2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.03%                 2.41%                 2.77%             5.58%(2)
   After reimbursement of expenses by Advisor                 1.65%                 1.65%                 1.65%             1.35%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                4.40%                 5.01%                 3.46%             0.39%(2)
   After reimbursement of expenses by Advisor                 4.78%                 5.77%                 4.58%             4.62%(2)
Portfolio Turnover                                             109%                  366%                  725%               95%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  BALANCED FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999           to 10/31/98

Class A
Net Asset Value, Beginning of Period                   $     12.65           $     12.05           $     10.68        $    10.00
   Income from Investment Operations:
     Net investment income                                    0.30                  0.34                  0.27              0.21
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38              0.68
       Total from investment operations                      (1.07)                 1.03                  1.65              0.89
   Less Distributions:
     Distributions from net investment income                (0.30)                (0.35)                (0.27)            (0.21)
     Distributions from capital gains                           --                 (0.08)                (0.01)               --
       Total distributions                                   (0.30)                (0.43)                (0.28)            (0.21)
Net increase (decrease) in net asset value                   (1.37)                 0.60                  1.37              0.68
Net Asset Value, End of Period                         $     11.28           $     12.65           $     12.05        $    10.68
Total Return+                                                (8.54)%                8.67%                15.58%             8.92%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    61,836           $     27,088          $     15,297       $    15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.35%                 1.28%                 1.47%             3.40%(2)
   After reimbursement of expenses by Advisor                 1.10%                 1.10%                 1.10%             1.10%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                2.30%                 2.65%                 1.99%             0.23%(2)
   After reimbursement of expenses by Advisor                 2.55%                 2.83%                 2.36%             2.53%(2)
Portfolio Turnover                                              57%                  187%                  349%                  60%


Class B
Net Asset Value, Beginning of Period                   $     12.66           $     12.05           $     10.68        $    10.00
   Income from Investment Operations:
     Net investment income                                    0.21                  0.25                  0.18              0.14
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38              0.68
       Total from investment operations                      (1.16)                 0.94                  1.56              0.82
   Less Distributions:
     Distributions from net investment income                (0.21)                (0.25)                (0.18)            (0.14)
     Distributions from capital gains                        --                    (0.08)                (0.01)             --
       Total distributions                                   (0.21)                (0.33)                (0.19)            (0.14)
Net increase (decrease) in net asset value                   (1.37)                 0.61                  1.37              0.68
Net Asset Value, End of Period                         $     11.29           $     12.66           $     12.05        $    10.68
Total Return+                                                (9.22)%                7.93%                14.72%             8.24%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     92,054          $     63,669          $     31,263       $    7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.10%                 2.03%                 2.22%             4.15%(2)
   After reimbursement of expenses by Advisor                 1.85%                 1.85%                 1.85%             1.85%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                1.55%                 1.90%                 1.25%           (0.52)%(2)
   After reimbursement of expenses by Advisor                 1.80%                 2.08%                 1.62%             1.78%(2)
Portfolio Turnover                                              57%                  187%                  349%               60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                HIGH INCOME FUND


                                                  Year Ended            Year Ended            Year Ended           Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999            to 10/31/1998
Class A
Net Asset Value, Beginning of Period                   $      8.02           $      8.88           $      8.85        $   10.00
   Income from Investment Operations:
     Net investment income                                    0.74                  0.81                  0.80             0.61
     Net realized and unrealized gain (loss)
     on investments                                          (0.88)                (0.86)                 0.06            (1.15)
       Total from investment operations                      (0.14)                (0.05)                 0.86            (0.54)
   Less Distributions:
     Distributions from net investment income                (0.75)                (0.81)                (0.80)           (0.61)
     Distributions from capital gains                           --                    --                 (0.03)              --
       Total distributions                                   (0.75)                (0.81)                (0.83)           (0.61)
Net increase (decrease) in net asset value                   (0.89)                (0.86)                 0.03            (1.15)
Net Asset Value, End of Period                         $      7.13           $      8.02           $      8.88        $    8.85
Total Return+                                                (1.94)%               (0.81)%                9.69%           (5.78)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     10,939          $      8,394          $      7,879       $   6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.68%                 1.62%                 1.97%             3.52%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                9.07%                 8.78%                 7.75%             4.95%(2)
   After reimbursement of expenses by Advisor                 9.75%                 9.40%                 8.72%             7.47%(2)
Portfolio Turnover                                              38%                   41%                   48%               56%


Class B
Net Asset Value, Beginning of Period                   $      8.04           $      8.90           $      8.85        $   10.00
   Income from Investment Operations:
     Net investment income                                    0.69                  0.75                  0.74             0.55
     Net realized and unrealized gain (loss)
     on investments                                          (0.89)                (0.86)                0.06             (1.15)
       Total from investment operations                      (0.20)                (0.11)                 0.80            (0.60)
   Less Distributions:
     Distributions from net investment income                (0.70)                (0.75)                (0.74)           (0.55)
     Distributions from capital gains                           --                    --                 (0.01)              --
       Total distributions                                   (0.70)                (0.75)                (0.75)           (0.55)
Net increase (decrease) in net asset value                   (0.90)                (0.86)                 0.05            (1.15)
Net Asset Value, End of Period                         $      7.14           $      8.04           $      8.90        $    8.85
Total Return+                                                (2.77)%               (1.54)%               9.02%            (6.39)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    15,063           $    12,271           $     9,399        $   3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.43%                 2.37%                 2.72%             4.27%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                8.32%                 8.03%                 7.16%             4.20%(2)
   After reimbursement of expenses by Advisor                 9.00%                 8.65%                 8.13%             6.72%(2)
Portfolio Turnover                                              38%                   41%                   48%               56%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                             GROWTH AND INCOME FUND

                                                  Year Ended          Year Ended            Year Ended             Inception(a)
                                                  10/31/2001          10/31/2000            10/31/1999            to 10/31/1998
Class A
Net Asset Value, Beginning of Period                   $     14.06           $     13.21           $     10.88        $    10.00
   Income from Investment Operations:
     Net investment income                                    0.06                  0.07(b)               0.09              0.07
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33              0.89
       Total from investment operations                      (2.86)                 0.91                  2.42              0.96
   Less Distributions:
     Distributions from net investment income                (0.06)                (0.04)                (0.09)            (0.07)
     Distributions from capital gains                           --                 (0.02)                   --                --
     Distributions in excess of net investment income           --                    --                    --             (0.01)
       Total distributions                                   (0.06)                (0.06)                (0.09)            (0.08)
Net increase (decrease) in net asset value                   (2.92)                 0.85                  2.33              0.88
Net Asset Value, End of Period                         $     11.14           $     14.06           $     13.21        $    10.88
Total Return+                                               (20.42)%                6.90%                22.33%             9.57%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    55,966           $    46,994           $    25,646        $   11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.29%                 1.07%                 1.25%             2.41%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                0.31%                 0.47%                 0.35%           (0.60)%(2)
   After reimbursement of expenses by Advisor                 0.60%                 0.54%                 0.60%             0.81%(2)
Portfolio Turnover                                              24%                   14%                   19%                5%


Class B
Net Asset Value, Beginning of Period                   $     13.96           $     13.18           $     10.88        $    10.00
   Income from Investment Operations:
     Net investment income (loss)                            (0.02)                (0.03)(b)             (0.01)             0.01
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33              0.89
       Total from investment operations                      (2.94)                 0.81                  2.32              0.90
   Less Distributions:
     Distributions from net investment income                   --                 (0.01)                   --             (0.01)
     Distributions from capital gains                           --                 (0.02)                (0.02)               --
     Distributions in excess of net investment income           --                    --                    --             (0.01)
       Total distributions                                      --                 (0.03)                (0.02)            (0.02)
Net increase (decrease) in net asset value                   (2.94)                 0.78                  2.30              0.88
Net Asset Value, End of Period                         $     11.02           $     13.96           $     13.18        $    10.88
Total Return+                                               (21.06)%                6.13%                21.32%             8.97%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    97,081           $   106,792           $    55,856        $   14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.04%                 1.82%                 2.00%             3.16%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.44)%               (0.28)%               (0.40)%          (1.35)%(2)
   After reimbursement of expenses by Advisor                (0.15)%               (0.21)%               (0.15)%            0.06%(2)
Portfolio Turnover                                              24%                   14%                   19%                5%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            CAPITAL APPRECIATION FUND

                                                 Year Ended            Year Ended            Year Ended             Inception(a)
                                                 10/31/2001            10/31/2000            10/31/1999            to 10/31/1998
  Class A
Net Asset Value, Beginning of Period                   $     16.44           $     13.70           $     11.04        $    10.00
   Income from Investment Operations:
     Net investment income (loss)                            (0.04)(b)             (0.03)(b)             (0.00)*            0.01
     Net realized and unrealized gain (loss)
     on investments                                          (3.59)                 2.78                  2.68              1.04
       Total from investment operations                      (3.63)                 2.75                  2.68              1.05
   Less Distributions:
     Distributions from net investment income                   --                    --                    --                --
     Distributions from capital gains                           --                 (0.01)                (0.02)               --
     Distributions in excess of net investment income           --                    --                    --             (0.01)
       Total distributions                                      --                 (0.01)                (0.02)            (0.01)
Net increase (decrease) in net asset value                   (3.63)                 2.74                  2.66              1.04
Net Asset Value, End of Period                         $     12.81           $     16.44           $     13.70        $    11.04
Total Return+                                               (22.08)%               20.12%                24.29%            10.51%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    59,801           $    35,889           $    13,262        $   13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.58%                 1.37%                 1.71%             3.28%(2)
   After reimbursement of expenses by Advisor                 1.20%                 1.20%                 1.20%             1.20%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.68)%               (0.44)%               (0.68)%          (1.97)%(2)
   After reimbursement of expenses by Advisor                (0.30)%               (0.27)%               (0.05)%            0.11%(2)
Portfolio Turnover                                              30%                   18%                   68%               10%


Class B
Net Asset Value, Beginning of Period                   $     16.13           $     13.54           $     10.98        $    10.00
   Income from Investment Operations:
     Net investment loss                                     (0.15)(b)              0.15)(b)             (0.12)            (0.02)
     Net realized and unrealized gain (loss)
     on investments                                          (3.50)                 2.75                  2.68              1.01
       Total from investment operations                      (3.65)                 2.60                  2.56              0.99
   Less Distributions:
     Distributions from net investment income                   --                    --                    --                --
     Distributions from capital gains                           --                 (0.01)                   --                --
     Distributions in excess of net investment income           --                    --                    --             (0.01)
       Total distributions                                      --                 (0.01)                   --             (0.01)
Net increase (decrease) in net asset value                   (3.65)                 2.59                  2.56              0.98
Net Asset Value, End of Period                         $     12.48           $     16.13           $     13.54        $    10.98
Total Return+                                               (22.63)%               19.25%                23.32%             9.91%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    72,667           $    57,082           $    23,563        $    7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.33%                 2.12%                 2.46%             4.03%(2)
   After reimbursement of expenses by Advisor                 1.95%                 1.95%                 1.95%             1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor              (1.43)%               (1.19)%               (1.46)%           (2.72)%(2)
   After reimbursement of expenses by Advisor                (1.05)%              (1.02)%               (1.03)%           (0.64)%(2)
Portfolio Turnover                                              30%                   18%                   68%               10%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.
*    Amount represents less than $(0.01) per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  MID-CAP FUND

                                                               CLASS A                 CLASS B

                                                           Inception(a) to          Inception(a) to
                                                             10/31/2001               10/31/2001
Net Asset Value, Beginning of Period                      $       10.00       $         10.00
   Income from Investment Operations:
     Net investment income (loss)                                  0.00(c)(d)           (0.05)(c)
     Net realized and unrealized loss on investments              (0.52)                (0.52)
       Total from investment operations                           (0.52)                (0.57)
Net decrease in net asset value                                   (0.52)                (0.57)
Net Asset Value, End of Period                            $        9.48       $          9.43
Total Return+                                                     (5.20)%(1)            (5.70)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $      15,345       $         6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     2.29%(2)              3.04%(2)
   After reimbursement of expenses by Advisor                      1.40%(2)              2.15%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                   (0.86)%(2)             (1.61)%(2)
   After reimbursement of expenses by Advisor                      0.03%(2)             (0.72)%(2)
Portfolio Turnover                                                   30%                   30%

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                              EMERGING GROWTH FUND

                                                            CLASS A                         CLASS B

                                                  Year Ended     Inception(b) to    Year Ended    Inception(b) to
                                                  10/31/2001       10/31/2000       10/31/2001       10/31/2000
Net Asset Value, Beginning of Period               $    7.87        $    10.00       $    7.83        $   10.00
   Income from Investment Operations:
     Net investment loss                               (0.02)           (0.02)(c)        (0.07)           (0.06)(c)
     Net realized and unrealized loss
     on investments                                    (3.58)           (2.11)           (3.54)           (2.11)
       Total from investment operations                (3.60)           (2.13)           (3.61)           (2.17)
Net decrease in net asset value                        (3.60)           (2.13)           (3.61)           (2.17)
Net Asset Value, End of Period                     $    4.27        $    7.87        $    4.22        $    7.83
Total Return+                                         (45.74)%         (21.30)%(1)      (46.10)%         (21.70)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $  13,263        $   20,731       $     6,902      $    8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          2.36%            1.75%(2)         3.11%            2.50%(2)
   After reimbursement of expenses by Advisor           1.20%            1.20%(2)         1.95%            1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor         (1.62)%          (0.97)%(2)       (2.37)%          (1.72)%(2)
   After reimbursement of expenses by Advisor          (0.46)%          (0.42)%(2)       (1.21)%          (1.17)%(2)
Portfolio Turnover                                       230%             151%             230%             151%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on February 28, 2001.
(b)  Fund commenced investment operations on February 29, 2000.
(c)  Calculated based on average shares outstanding.
(d)  Amount less than $0.01 per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            INTERNATIONAL STOCK FUND

                                                  Year Ended         Year Ended        Year Ended         Inception(a) to
                                                  10/31/2001         10/31/2000        10/31/1999           10/31/1998
Class A
Net Asset Value, Beginning of Period               $  9.55          $   11.45        $    10.34       $         10.00
   Income from Investment Operations:
     Net investment income                            0.04               0.04(b)           0.14                  0.08
     Net realized and unrealized gain (loss)
     on investments                                  (2.21)             (0.98)             1.56                  0.27
       Total from investment operations              (2.17)             (0.94)             1.70                  0.35
   Less Distributions:
     Distributions from net investment income        (0.07)             (0.14)            (0.14)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.45)                   --
       Total distributions                           (0.07)             (0.96)            (0.59)                (0.01)
Net increase (decrease) in net asset value           (2.24)             (1.90)             1.11                  0.34
Net Asset Value, End of Period                     $  7.31          $    9.55        $    11.45       $         10.34
Total Return+                                       (22.88)%            (9.29)%           17.00%                 3.60%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 25,829         $   32,071       $    33,214      $         27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.14%              2.06%             2.18%                 2.76%(2)
   After reimbursement of expenses by Advisor         1.60%              1.60%             1.60%                 1.60%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.08)%            (0.03)%           0.72%                 (0.01)%(2)
   After reimbursement of expenses by Advisor         0.45%              0.43%             1.30%                 1.15%(2)
Portfolio Turnover                                      86%               117%               57%                   60%


Class B
Net Asset Value, Beginning of Period               $  9.48          $   11.38        $    10.28       $         10.00
   Income from Investment Operations:
     Net investment income (loss)                    (0.02)             (0.03)(b)          0.05                  0.03
     Net realized and unrealized gain (loss)
     on investments                                  (2.20)             (0.98)             1.56                  0.26
       Total from investment operations              (2.22)             (1.01)             1.61                  0.29
   Less Distributions:
     Distributions from net investment income        (0.01)             (0.07)            (0.05)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.46)                   --
       Total distributions                           (0.01)             (0.89)            (0.51)                (0.01)
Net increase (decrease) in net asset value           (2.23)             (1.90)             1.10                  0.28
Net Asset Value, End of Period                     $  7.25          $    9.48        $    11.38       $         10.28
Total Return+                                       (23.48)%            (9.92)%           16.09%                 2.90%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 4,787          $   5,497        $    3,326       $         1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.89%              2.81%             2.93%                 3.51%(2)
   After reimbursement of expenses by Advisor         2.35%              2.35%             2.35%                 2.35%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.83)%            (0.78)%           0.05%                 (0.76)%(2)
   After reimbursement of expenses by Advisor        (0.30)%            (0.32)%           0.63%                 0.40%(2)
Portfolio Turnover                                      86%               117%               57%                   60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

                                   APPENDIX A

                                     CHART 1

                       Investment Adviser Past Performance


The performance data set forth below relates to the historic performance of the similarly managed funds of the Ultra Series Fund ("USF") for the periods indicated. The USF are a series of variable insurance products funds that have investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Mutual Funds. They have been managed by members of MEMBERS Capital Advisors' portfolio management team or subadvisers who also manage the MEMBERS Mutual Funds. Similar performance data is also set forth below regarding the MFS(R) High Income Fund and MFS Emerging Growth Fund. The MFS(R) High Income and Emerging Growth funds are open-ended mutual funds that are managed by the same portfolio management team that provides subadvisory services for the MEMBERS High Income Fund and MEMBERS Emerging Growth Fund. The investment objectives, policies, strategies and risks are substantially similar between the MFS and MEMBERS Mutual Funds. The performance data is provided to illustrate the past performance of the investment teams in managing substantially similar investment portfolios and does not represent the performance of the MEMBERS Mutual Funds. Investors should not consider this performance data as an indication of future performance of the MEMBERS Mutual Funds.

The performance data was calculated after deducting all fees and charges actually incurred by the USF and MFS(R) Funds. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates and MFS absorbed certain expenses for the funds. If the funds paid these expenses, the performance shown would have been less favorable.

                   Ultra Series Money Market Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Money Market Fund. Total returns are as follows:

 1992             3.05%              1997             5.01%
 1993             2.86%              1998             5.00%
 1994             3.34%              1999             4.69%
 1995             5.21%              2000             5.86%
 1996             4.72%              2001             3.79%

                          Average Annual Total Returns
                            (As of December 31, 2001)

                                       One-Year         Five-Year       Ten-Year
USF Money Market Fund                   3.79%             4.97%           4.42%

90-day U.S. Treasury Bill               4.09%             5.01%           4.69%

                       Best Calendar Quarter: 3Q '00 1.56%
                      Worst Calendar Quarter: 4Q '01 0.55%


                       Ultra Series Bond Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Bond Fund. Total returns are as follows:

 1992             6.47%             1997             7.45%
 1993             8.87%             1998             6.18%
 1994            -3.06%             1999             0.73%
 1995            16.37%             2000             8.11%
 1996             2.86%             2001             8.32%

                          Average Annual Total Returns
                            (As of December 31, 2001)

                                       One-Year         Five-Year       Ten-Year
USF Bond Fund                           8.32%             6.12%           6.12%

Lehman Bros. Int. Gov./Credit
  Bond Index                            8.96%             7.09%           6.81%

                       Best Calendar Quarter: 2Q '95 5.29%
                      Worst Calendar Quarter: 1Q '94 -2.51%


                       MFS(R) High Income Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the MFS High Income Fund. Total returns are as follows:

 1992            17.05%             1997            12.86%
 1993            19.41%             1998             0.98%
 1994            -2.63%             1999             7.00%
 1995            17.15%             2000            -7.04%
 1996            12.56%             2001             0.24%

                          Average Annual Total Returns
                            (As of December 31, 2001)


                                       One-Year         Five-Year       Ten-Year
MFS(R)High Income Fund Class A          0.24%             2.80%           7.50%

Lehman Brothers High Yield Index        5.28%             3.11%           7.58%

                       Best Calendar Quarter: 1Q '92 8.19%
                      Worst Calendar Quarter: 3Q '98 -7.74%


                     Ultra Series Balanced Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Balanced Fund. Total returns are as follows:

 1992             6.85%             1997            16.87%
 1993            10.47%             1998            13.40%
 1994            -0.46%             1999            14.49%
 1995            22.27%             2000             3.86%
 1996            10.79%             2001            -3.07%

                          Average Annual Total Returns
                            (As of December 31, 2001)

                                       One-Year         Five-Year       Ten-Year
USF Balanced Fund                       -3.07%            8.84%           9.29%

Blended Index*                          -1.08%            8.82%           9.46%

                      Best Calendar Quarter: 4Q '98 11.44%
                      Worst Calendar Quarter: 3Q '01 -5.92%

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).


              Ultra Series Growth and Income Stock Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Growth and Income Stock Fund. Total returns are as follows:

 1992             7.66%             1997            31.42%
 1993            13.77%             1998            17.92%
 1994             1.42%             1999            17.95%
 1995            31.75%             2000             0.82%
 1996            22.02%             2001           -10.71%

                          Average Annual Total Returns
                            (As of December 31, 2001)

                                       One-Year         Five-Year       Ten-Year
USF Growth and Income Stock Fund        -10.71%           10.48%          12.64%

S&P 500 (Large Cap Index)               -11.89%           10.70%          12.94%

                      Best Calendar Quarter: 4Q '98 17.82%
                     Worst Calendar Quarter: 3Q '98 -10.81%


            Ultra Series Capital Appreciation Stock Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Capital Appreciation Stock Fund. Total returns are as follows:


 1994(1)          5.44%             1998            20.90%
 1995            30.75%             1999            25.19%
 1996            21.44%             2000             4.28%
 1997            31.57%             2001            -9.11%

                          Average Annual Total Returns
                            (As of December 31, 2001)

                                       One-Year         Five-Year       Ten-Year
USF Capital Appreciation Stock Fund     -9.11%            13.55%           N/A

S&P 1500 Super-Composite Index          -10.64%           9.43%            N/A

                      Best Calendar Quarter: 4Q '98 20.84%
                     Worst Calendar Quarter: 3Q '01 -20.45%

(1) The fund began operations on January 3, 1994. 1994 data is for the period from January 3 through December 31, 1994.


                     MFS(R) Emerging Growth Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the MFS Emerging Growth Fund. Total returns are as follows:

 1993             7.38%             1998            24.49%
 1994             4.84%             1999            50.08%
 1995            41.17%             2000           -25.38%
 1996            14.78%             2001           -25.82%
 1997            20.64%

                          Average Annual Total Returns
                            (As of December 31, 2001)

                                       One-Year         Five-Year       Ten-Year
MFS(R)Emerging Growth Fund Class A      -25.82%           4.53%           10.69%

Russell 3000 Growth Index               -19.63%           7.72%           10.41%

                      Best Calendar Quarter: 4Q '99 35.91%
                     Worst Calendar Quarter: 3Q '01 -31.50%


                Ultra Series Fund Mid-Cap Stock Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Mid-Cap Stock Fund. Total returns are as follows:

1999(1)       18.26%
2000          23.85%
2001          11.16%

                           Average Annual Total Return
                            (As of December 31, 2001)

                                       One-Year         Five-Year       Ten-Year
USF Mid-Cap Stock Fund                  11.16%            N/A              N/A
S&P 400 Midcap Index                    -0.60%            16.12%         15.02%

                      Best Calendar Quarter: 4Q '01 20.98%
                     Worst Calendar Quarter: 3Q '01 -14.98%

(1) The fund began operations on May 1, 1999. 1999 data is for the period from May 1 through December 31, 1999.


                                     CHART 2

                    Expenses After Waivers and Reimbursements

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated with the expenses charged after waivers and reimbursements. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%.

Assuming operating expenses after expense waivers and reimbursements and that you redeemed your entire investment at the end of each period:

                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   583        697         821        1183         582         762        913        1264
Bond                            518        705         907        1490         618         870       1097        1661
High Income                     528        735         959        1602         628         901       1149        1771
Balanced                        636        861        1104        1799         638         932       1201        1881
Growth and Income               627        832        1053        1690         628         901       1149        1771
Capital Appreciation            646        891        1155        1907         648         962       1252        1989
Mid-Cap                         665        950        1255        2121         668        1023       1354        2203
Emerging Growth                 646        891        1155        1907         648         962       1252        1989
International Stock             684       1008        1355        2329         688        1083       1455        2412

(Chart 2 continued from the previous page)

Assuming operating expenses after expense waivers and reimbursements and that you did not redeem your entire investment at the end of each period:

                                               Class A                                        Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   583        697         821        1183         132        412         713        1264
Bond                            518        705         907        1490         168        520         897        1661
High Income                     528        735         959        1602         178        551         949        1771
Balanced                        636        861        1104        1799         188        582        1001        1881
Growth and Income               627        832        1053        1690         178        551         949        1771
Capital Appreciation            646        891        1155        1907         198        612        1052        1989
Mid-Cap                         665        950        1255        2121         218        673        1154        2203
Emerging Growth                 646        891        1155        1907         198        612        1052        1989
International Stock             684       1008        1355        2329         238        733        1255        2412

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI). The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting documents. You may request a free copy of the SAI and these reports, make shareholder inquiries or request further information about the funds either by contacting your financial representative or by contacting the funds at:

                              MEMBERS Mutual Funds
                                 P. O. Box 8390
                              Boston, MA 02266-8390
                            Telephone: 1-800-877-6089
                         Internet: www.membersfunds.com

Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                              File No. 811-08261

                       STATEMENT OF ADDITIONAL INFORMATION



                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705






This is not a prospectus. This statement of additional information should be read in conjunction with the prospectus for the MEMBERS Mutual Funds, which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, dated February 2000, call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390.

                                February 28, 2002

TABLE OF CONTENTS                                                     Page


GENERAL INFORMATION......................................................1

INVESTMENT PRACTICES.....................................................1
         Lending Portfolio Securities....................................1
         Restricted and Illiquid Securities..............................1
         Options on Securities and Securities Indices....................2
         Futures Contracts and Options on Futures Contracts..............4
         Foreign Transactions............................................7
         Certain Bond Fund Practices....................................12
         Lower-Rated Corporate Debt Securities..........................12
         Other Debt Securities..........................................13
         Convertible Securities.........................................15
         Repurchase Agreements..........................................15
         Reverse Repurchase Agreements..................................15
         Government Securities..........................................16
         Forward Commitment and When-Issued Securities..................16
         Mortgage-Backed and Asset-Backed Securities....................17
         Other Securities Related to Mortgages..........................17
         Real Estate Investment Trusts..................................20
         Practices that are Authorized but not Presently Employed.......20
         Types of Investment Risk.......................................21
         Higher-Risk Securities and Practices...........................22
         Fund Names.....................................................26

INVESTMENT LIMITATIONS..................................................26

TEMPORARY DEFENSIVE POSITIONS...........................................27

PORTFOLIO TURNOVER......................................................27

MANAGEMENT OF THE TRUST.................................................28
         Trustees and Officers..........................................28
         Trustee Compensation...........................................31
         Committees.....................................................31
         Directors' Holdings............................................32

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST..........32

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES.........32

PORTFOLIO MANAGEMENT....................................................33
         The Management Agreement with MEMBERS Capital Advisors, Inc....33
         MEMBERS Capital Advisors, Inc..................................35
         The Management Agreements with Subadvisers.....................35
         The Subadviser for the High Income Fund........................36
         The Subadviser for the Mid-Cap Fund............................36
         The Subadviser for the Emerging Growth Fund....................36
         The Subadviser for the International Stock Fund................37

DISTRIBUTION (12b-1) PLANS AND AGREEMENT................................37

TRANSFER AGENT..........................................................39

CUSTODIAN...............................................................39

INDEPENDENT AUDITORS....................................................39

BROKERAGE...............................................................40

HOW SECURITIES ARE OFFERED..............................................41
         Shares of Beneficial Interest..................................41
         Voting Rights..................................................42
         Limitation of Shareholder Liability............................42
         Limitation of Trustee and Officer Liability....................42
         Limitation of Interseries Liability............................42

MORE ABOUT PURCHASING AND SELLING SHARES................................43
         Offering Price.................................................43
         Initial Sales Charge on Class A Shares.........................43
         Deferred Sales Charge on Class B Shares........................44
         Special Redemptions............................................46

NET ASSET VALUE OF SHARES...............................................46
         Cash Reserves Fund.............................................47
         Valuation Procedures...........................................47

ADDITIONAL INVESTOR SERVICES AND PROGRAMS...............................48
         Systematic Investment Program..................................48
         Systematic Withdrawal Program..................................49
         Exchange Privilege and Systematic Exchange Program.............49
         Reinstatement or Reinvestment Privilege........................49

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................50
         Federal Tax Status of the Funds................................50
         Shareholder Taxation...........................................53
         Distributor....................................................55

CALCULATION OF YIELDS AND TOTAL RETURNS.................................55
         Cash Reserves Fund Yields......................................55
         Other Fund Yields..............................................56
         Average Annual Total Returns...................................57
         Average Annual Total Returns (After Taxes on Distributions)....58
         Other Total Returns............................................59

LEGAL COUNSEL...........................................................59

FINANCIAL STATEMENTS....................................................59

GENERAL INFORMATION


The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of nine separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The nine funds are: Cash Reserves, Bond, High Income, Balanced, Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock.


The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES

MEMBERS Mutual Funds is a diversified open-end management investment company consisting of nine individual investment portfolios or funds, each with its own investment objective and policies. The prospectus describes the investment objective and policies of each of the nine funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

Lending Portfolio Securities


All funds, except the Cash Reserves Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc., to be creditworthy and will not be made unless, in MEMBERS Capital Advisors' judgment, the consideration to be earned from such loans would justify the risk.


Restricted and Illiquid Securities


Each fund may invest in illiquid securities up to the percentage limits described on page 25 (Higher risk securities and practice table). MEMBERS Capital Advisors or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.


Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").


Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser or subadviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock Fund and the High Income Fund of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.


Options on Securities and Securities Indices

Writing Options. All of the funds (except the Cash Reserves Fund) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the Cash Reserves Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. The funds (other than the Cash Reserves Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.


Yield Curve Options. The Bond, High Income , and Balanced Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.


Yield curve options written by the Bond, High Income, or Balanced Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.


Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the Cash Reserves Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the Cash Reserves Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" below).


Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Transactions

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs, and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the Cash Reserves Fund may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. The High Income, Emerging Growth and International Stock Funds may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the High Income, Emerging Growth and International Stock Funds' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions Generally. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income, Emerging Growth, and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income, Emerging Growth, and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The High Income, Emerging Growth and International Stock Funds may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index Futures and Related Options" above for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The High Income Fund and International Stock Fund may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher Risk Securities and Practices" chart for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income Fund and International Stock Fund may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income Fund or International Stock Fund would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

Certain Bond Fund Practices

The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond Fund and Balanced Fund will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond Fund or Balanced Fund in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Non-Investment Grade Securities" below for a description of these securities and their attendant risks and "Ratings" below for a description of the rating categories.


All three bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond Fund and Balanced Fund will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The High Income Fund may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.


Lower-Rated Corporate Debt Securities

As described in the prospectus, each fund, other than the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). (See "Ratings" below for a description of the rating categories.)

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Other Debt Securities

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest and Pay-in-Kind. The High Income and Emerging Growth Funds may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.


Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until matured.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the High Income Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Convertible Securities


The High Income, Balanced, Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.


Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

Government Securities

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns. Mortgage-Backed and Asset-Backed Securities


The Bond, High Income, Balanced and Growth and Income Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.


Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The Cash Reserves Fund and Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the Cash Reserves Fund and Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.

Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The High Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The High Income Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The High Income Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The High Income Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The High Income Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the High Income Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Mortgage Dollar Rolls. The High Income and Emerging Growth Funds may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Real Estate Investment Trusts


The Bond, High Income, Balanced, Mid-Cap, Emerging Growth and Growth and Income Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

Practices that are Authorized but not Presently Employed

If any fund invests in options, financial futures, stock index futures and related options, no more than 10% of the fund's total assets will be at risk thereby.


All of the funds may invest in foreign securities, although only the International Stock Fund, Mid-Cap Fund, and the High Income Fund are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.


If a fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

Types of Investment Risk

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

Higher-Risk Securities and Practices

Security or Practice               Description                                                     Related Risks
---------------------------------- --------------------------------------------------------------- ---------------------------------
American Depository Receipts       ADRs are receipts typically issued by a U.S. financial          Market, currency, information,
(ADRs)                             institution which evidence ownership of underlying securities   natural event, and political
                                   of foreign corporate issuers.  Generally, ADRs are in           risks (i.e., the risks of foreign
                                   registered form and are designed for trading in U.S. markets.   securities).
---------------------------------- --------------------------------------------------------------- ---------------------------------
Asset-Backed Securities            Securities backed by pools of commercial and/or consumer        Credit, extension, prepayment,
                                   loans such as motor vehicle installment sales, installment      and interest rate risks.
                                   loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit
                                   card) agreements and other categories of receivables.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Borrowing                          The borrowing of money from financial institutions or through   Leverage and credit risks.
                                   reverse repurchase agreements.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Emerging Market Securities         Any foreign securities primarily traded on exchanges located    Credit, market, currency,
                                   in or issued by companies organized or primarily operating in   information, liquidity, interest
                                   countries that are considered lesser developed than countries   rate, valuation, natural event,
                                   like the U.S., Australia, Japan, or those of Western Europe.    and political risks.
---------------------------------- --------------------------------------------------------------- ---------------------------------
European and Global Depository     EDRs and GDRs are receipts evidencing an arrangement with a     Market, currency, information,
Receipts (EDRs and GDRs)           non-U.S. financial institution similar to that for ADRs and     natural event, and political
                                   are designed for use in non-U.S. securities markets.  EDRs      risks (i.e., the risks of foreign
                                   and GDRs are not necessarily quoted in the same currency as     securities).
                                   the underlying security.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Foreign Money Market Securities    Short-term debt obligations issued either by foreign            Market, currency, information,
                                   financial institutions or by foreign branches of U.S.           interest rate, natural event, and
                                   financial institutions or foreign issuers.                      political risks.
-------------------------------- ---------------------------------------------------------------------------------------------------
Foreign Securities                 Securities issued by companies organized or whose               Market, currency, information,
                                   principal operations are outside the U.S., securities           natural event, and political
                                   issued by companies whose securities are principally            risks.
                                   traded outside the U.S., or securities denominated or
                                   quoted in foreign currency.  The term "foreign
                                   securities" includes ADRs, EDRs, GDRs, and foreign
                                   money market securities.
-------------------------------- ---------------------------------------------------------------------------------------------------
Forward Foreign Currency           Contracts involving the right or obligation to buy or           Currency, liquidity, and
Exchange Contracts                 sell a given amount of foreign currency at a                    leverage risks.  When used for
                                   specified price and future date.                                hedging, also has hedging,
                                                                                                   correlation, and opportunity
                                                                                                   risks.  When used
                                                                                                   speculatively, also has
                                                                                                   speculation risks.
-------------------------------- ---------------------------------------------------------------------------------------------------
Futures Contracts (including       In general, an agreement to buy or sell a specific              Interest rate, currency,
financial futures contracts)       amount of a commodity, financial instrument, or index           market, hedging or
                                   at a particular price on a stipulated future date.              speculation, leverage,
                                   Financial futures contracts include interest rate               correlation, liquidity,
                                   futures contracts, securities index futures                     credit, and opportunity risks.
                                   contracts, and currency futures contracts.  Unlike an
                                   option, a futures contract obligates the buyer to buy
                                   and the seller to sell the underlying commodity or
                                   financial instrument at the agreed-upon price and
                                   date or to pay or receive money in an amount equal to
                                   such price.
-------------------------------- ---------------------------------------------------------------------------------------------------
Illiquid Securities                Any investment that may be difficult or impossible to           Liquidity, valuation and
                                   sell within 7 days for the price at which the fund              market risks.
                                   values it.
-------------------------------- ---------------------------------------------------------------------------------------------------
Mortgage-Backed                    Securities Securities backed by pools of                        Credit, extension, prepayment,
                                   mortgages, including passthrough certificates, planned          and interest rate risks.
                                   amortization classes (PACs), targeted amortization
                                   classes (TACs), collateralized mortgage obligations
                                   (CMOs), and when available, pools of mortgage loans
                                   generated by credit unions.
-------------------------------- ---------------------------------------------------------------------------------------------------
Non-Investment Grade Securities    Investing in debt securities rated below BBB/Baa                Credit, market, interest rate,
                                   (i.e., "junk" bonds).                                           liquidity, valuation, and
                                                                                                   information risks.
-------------------------------- ---------------------------------------------------------------------------------------------------
Options (including options on      In general, an option is the right to buy (called               Interest rate, currency, market,
financial futures contracts)       a "call") or sell (called a "put") property for an agreed-upon  hedging or speculation, leverage,
                                   price at any time prior to an expiration date. Both call and    correlation, liquidity, credit,
                                   put options may be either written (i.e., sold) or purchased on  and opportunity risks.
                                   securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Repurchase Agreements              The purchase of a security that the seller agrees to buy back   Credit risk.
                                   later at the same price plus interest.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Restricted Securities              Securities originally issued in a private placement rather      Liquidity, valuation, and market
                                   than a public offering.  These securities often cannot be       risks.
                                   freely traded on the open market.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Reverse Repurchase Agreements      The lending of short-term debt securities; often used to        Leverage and credit risks.
                                   facilitate borrowing.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Securities Lending                 The lending of securities to financial institutions, which      Credit risk.
                                   provide cash or government securities as collateral.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Shares of Other Investment         The purchase of shares issued by other investment companies.    Market risks and the layering of
Companies                          These investments are subject to the fees and expenses of       fees and expenses.
                                   both the MEMBERS Mutual Funds and the other investment company.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Short-Term Trading                 Selling a security soon after purchase or purchasing it soon    Market risk.
                                   after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).
---------------------------------- --------------------------------------------------------------- ---------------------------------
Smaller Capitalization Companies   The purchase of securities issued by a company with a market    Market risk.
                                   capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock outstanding)
                                   of less than $1 billion.
---------------------------------- --------------------------------------------------------------- ---------------------------------
When-Issued Securities and         The purchase or sale of securities for delivery at a future     Market, opportunity, and leverage
Forward Commitments                date; market value may change before delivery.                  risks.
---------------------------------- --------------------------------------------------------------- ---------------------------------


Higher Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.


                                                                                         Growth   Capital          Emerg-
                                                   Cash               High                and     Appre-            ing     Int'l
                                                 Reserves   Bond     Income   Balanced   Income   ciation Mid-Cap  Growth   Stock

----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Investment Practices
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Borrowing; Reverse Repurchase Agreements            30        30       30        30        30       30      30       30       30
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Repurchase Agreements                                *         *        *         *         *        *       *        *        *
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Securities Lending                                   X        30       30        30        30       30      30       30       30
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Short-term Trading                                   *         *        *         *         *        *       *        *        *
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
When-Issued Securities; Forward Commitments         25        25       25        25        25       25      25        *       25
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Conventional Securities
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Shares of Other Investment Companies                10        10**     10**      10**      10**     10**    10**     10**     10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Non-Investment Grade Securities                      X        20        *        10         5        5       5        5        5
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------

Foreign Securities                                  25(1)     25       50        25        25       25      25       25        *

----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Emerging Market Securities                           X        10       25        10         X        X      10       10       25
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Illiquid Securities(2)                              10        15       15        15        10       10      15       15       15
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Restricted Securities                               25**      15       30**      15        10       10      15       15       15
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Mortgage-backed Securities                           X        50       30        15        10        X       X        0        X
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Derivative Securities and Contracts
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Options and Futures Contracts

o  Options on Securities or Indices                  X        10**     10**      10**      10**     10**    10**     10**     10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
o  Futures Contracts(3)                              X         5**      5**       5**       5**      5**     5**      5**      5**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
o  Options on Futures Contracts(3)                   X        10**     10**      10**      10**     10**    10**     10**     10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Forward Foreign Currency Exchange Contracts          X         X       10         X         X        X      10**     10       10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------

(1)  U.S. Dollar-denominated foreign money market securities only.
(2)  Numbers in this row refer to net, rather than total, assets.
(3)  Financial futures contracts and related options only.

Legend

30       A number indicates the maximum percentage of total assets (but see note
         2) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

Fund Names

In compliance with Rule 35d-1 of the Investment Company Act, a fund name that suggests the fund will focus its investments in a particular industry, group of industries, or type of investment must invest at least 80% of its assets in the particular industry, group of industries, or type of investment that the name suggests. The rule includes, but is not limited to, funds whose names include the terms "small, mid or large capitalization", "municipal and municipal bond", "high-yield", "stock", the name of a country or geographical region, tax-exempt, or an industry name. We believe the High Income, Mid-Cap and International Stock Funds come under this rule. Shareholders of funds subject to this rule will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.


INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:


         Cash Reserves Fund         25%, but limited to U.S. dollar denominated
                                         foreign money market securities
         Bond Fund                  25%
         High Income Fund           50%
         Balanced Fund              25%
         Growth and Income Fund     25%
         Capital Appreciation Fund  25%
         Mid-Cap Fund               25%
         Emerging Growth Fund       25%
         International Stock Fund  100%


(3) purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves, Growth and Income, and Capital Appreciation Funds) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Cash Reserves Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.

Each fund (other than the Cash Reserves Fund) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the Bond, Balanced and Emerging Growth Funds, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the Bond, Balanced and Emerging Growth Funds) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less). Conversely, the Bond and Balanced Funds turnover rates are much higher than in past years. The Investment Adviser anticipates that this increased turnover will continue in the future and rates may exceed 100%. The increased turnover results from a more aggressive management style to take fuller advantage of opportunities in the bond market. In the Investment Adviser's view, market illiquidity and dealer risk aversion have distorted traditional trading relationships. More specifically, the turnover has recently exceeded 500% as the Investment Adviser has actively swapped between different bonds it believes are mispriced.

MANAGEMENT OF THE TRUST

MEMBERS Mutual Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the fund's adviser. At all times, however, the majority of board members will not be affiliated with MEMBERS Capital Advisors or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

Trustees and Officers


Relationship With The Fund

                                                                                                   Number of
                                                                                                   Portfolios     Other
                             Position(s)                                                          Overseen in    Outside
                              Held with    Length of     Principal Occupation During                 Fund        Director-
Name, Address and Age          the Fund    Service (1)        Past Five Years                       Complex      ships (5)
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Michael S. Daubs(2)(3)        Trustee         1997 -    MEMBERS Capital Advisors, Inc.                19             1
5910 Mineral Point Road      (Chairman)      Present    President, 1992 - Present
Madison, WI 53705
Age - 58                                                CUNA Mutual Insurance Society
                                                        Chief Officer - Investments,
                                                        1990 - Present

                                                        CUNA Mutual Life Insurance Company
                                                        Chief Officer - Investments,
                                                        1973 - Present
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Lawrence R. Halverson(2)(4)  Trustee,         1997 -    MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road      President and   Present    Senior Vice President,
Madison, WI 53705            Principal                  1996 - Present
Age - 56                     Executive
                             Officer                    CUNA Brokerage Services, Inc.
                                                        President, 1996 - 1998
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Holly S. Baggot(2)           Secretary and    1999 -    MEMBERS Capital Advisors, Inc.                9
5910 Mineral Point Road      Assistant       Present    Senior Operations & Administration
Madison, WI 53705            Treasurer                    Manager
Age - 41                                                1998 - Present
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Mary E. Hoffmann(2)(7)       Treasurer        2001 -    MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road                      Present   Assistant Vice President - Finance &
Madison, WI  53705                                        Operations
Age - 32
                                                        MEMBERS Capital Advisors, Inc.
                                                        Product Operations and Finance Manager, 1998 - 2001

                                                        CUNA Mutual Insurance Society
                                                        Investment Accounting Supervisor,
                                                        1996 - 1998
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Dan Owens(2)(7)              Assistant        2000 -    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road      Treasurer       Present    Investment Operations Manager,                19
Madison, WI 53705                                       1999 - Present
Age - 34
                                                        AmerUS Capital Management
                                                        Manager, Investment Accounting -
                                                        Reporting, 1998 - 1999

                                                        AmerUs Life Holdings, Inc.
                                                        Senior Investment Accountant,
                                                        1994 - 1998
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Gwendolyn M. Boeke           Trustee          1997 -    Wartburg Theological Seminary                 19
2000 Heritage Way                            Present    Development Association,  1997 - Present
Waverly, IA 50677                                       Evangelical Lutheran Church in
Age - 67                                                  America Foundation,
                                                        Regional Director, 1990 - Present

                                                        Wartburg College
                                                        Director, 1986-2001
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Alfred L. Disrud             Trustee          1997 -    Planned Giving Services                       19
2000 Heritage Way                            Present    (Waverly, Iowa)
Waverly, IA 50677                                       Owner, 1986 - Present
Age - 81

---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Thomas C. Watt               Trustee          1997 -    Vision Development Services, Inc.             19         Wells Fargo Bank,
2000 Heritage Way                            Present    Consultant, 1997 - Present                               Community
Waverly, IA 50677                                                                                                Director,
Age - 65                                                MidAmerica Energy Company (Waterloo, Iowa)               1985 -
                                                        Manager, Business Initiatives, 1987 - 1999               Present
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------


Relationship With Affiliates

                           Positions Held with Affiliated       Number of Registered Investment      Name of Registered Investment
                          Persons or Principal Underwriter        Companies for Which the Same        Company for Which the Same
            Name                   of the Trust(6)                    Position is Held(7)                 Position is Held(7)
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Michael S. Daubs         MEMBERS Capital Advisors, Inc.
                         President & Director,
                         1992 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Lawrence R. Halverson    MEMBERS Capital Advisors, Inc.
                         Senior Vice President,
                         1996 - Present
                         Secretary, 1992 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Holly S. Baggot          MEMBERS Capital Advisors, Inc.
                         Senior Operations & Administration
                         Manager,
                         1998 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Mary E. Hoffmann         MEMBERS Capital Advisors, Inc.
                         Assistant Vice President - Finance                    10                          Ultra Series Fund
                         & Operations, 2001 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Dan Owens                MEMBERS Capital Advisors, Inc.
                         Investment Operations Manager,                        10                          Ultra Series Fund
                         1999 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Gwendolyn M. Boeke       None
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Alfred L. Disrud         None
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Thomas C. Watt           None
-----------------------  ------------------------------------  -----------------------------------  --------------------------------

(1) The board of trustees and officers of the Fund do not currently have term limitations.
(2)  "Interested person" as defined in the 1940 Act.
(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(5)  Include only directorships with companies that:
     (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or
     (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or
     (c)  are registered as an investment adviser.
(6)  Only for interested persons.
(7)  Only Mary Hoffmann and Dan Owens meet this disclosure requirement.


Trustee Compensation

                             Aggregate Compensation  Total Compensation from
           Trustee Name          from Trust(1)      Trust and Fund Complex(1)(2)

--------------------------- --------------------- --------------------------

Michael S. Daubs(3)                   None                  None
--------------------------- --------------------- --------------------------

Lawrence R. Halverson(3)              None                  None
--------------------------- --------------------- --------------------------

Gwendolyn M. Boeke                   $4,000                $8,000
--------------------------- --------------------- --------------------------

Alfred L. Disrud                     $4,000                $8,000
--------------------------- --------------------- --------------------------

Thomas C. Watt                       $4,000                $8,000
--------------------------- --------------------- --------------------------

   (1)    Amounts for the fiscal year ending October 31, 2001.
   (2)    "Fund Complex" includes the Trust and the Ultra Series Fund.
   (3)    Non-compensated interested trustee.

There have been no arrangements or understandings between any officer or director and any other person(s) pursuant to which (s)he was selected as a director or officer.

Committees

Audit Committee

Members:          Gwendolyn M. Boeke
--------          Alfred L. Disrud

Functions:

(a)      Meet with the Trust's independent public accountants to:
         (i)      review the arrangements for and scope of the audit;
         (ii) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit;
         (iii) consider the independent auditors' comments and suggestions with respect to the Trust's financial policies, accounting procedures and internal accounting controls; and
         (iv) review the form of opinion the auditors propose to render to the Trust;

(b) Review memoranda, if any, prepared by the independent auditors setting forth any recommended procedural changes;

(c) Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent auditors;

(d) Review audit and non-audit services provided to the Trust by such independent auditors and the fees charged for such services;

(e) Consider whether to retain the auditors for the next fiscal year and, in connection therewith, evaluate the independence of the auditors; and

(f) Report to the Board from time to time and make such recommendations with respect to the above and such other matters as the Audit Committee may deem necessary or appropriate.

The Audit Committee met one time in 2001.


Interim Valuation Committee (Fair Value Committee)

Members:          Lawrence Halverson
                  Michael Daubs
                  Thomas Watt
Function:
--------

Make a good faith determination of the fair value of portfolio securities that have no readily available market quotation.

The Fair Value Committee met twelve times in 2001.

Directors' Holdings
                                               Aggregate Dollar Range Of Equity
                                                Securities in All Registered
                       Dollar Range of Equity  Investment Companies Overseen by
                        Securities in MEMBERS     Director in Family of
Name of Director          Mutual Funds(2)        Investment Companies(1)(2)
---------------------- ----------------------- --------------------------------
Michael S. Daubs       $50,001 - $100,000      Over $100,000
---------------------- ----------------------- --------------------------------
Lawrence R. Halverson  $50,001 - $100,000      $50,001 - $100,000
---------------------- ----------------------- --------------------------------
Gwendolyn M. Boeke     None                    None
---------------------- ----------------------- --------------------------------
Alfred L. Disrud       $10,001 - $50,000       $10,001 - $50,000
---------------------- ----------------------- --------------------------------
Thomas C. Watt         None                    None

(1)  Information provided is as of December 31, 2001.
(2)  Dollar Ranges are as follows:           None
                                           $1 - $10,000
                                      $10,001 - $50,000
                                      $50,001 - $100,000
                                      Over $100,000


SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to Trustee/directors, officers, and employees of CUNA Mutual Group or any of its affiliated companies (each a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in a CUNA Mutual Group employee's household and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES


Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control each fund. The following table sets forth 5% or more ownership of Class A shares of each fund as of January 31, 2002.

Class A
----------------------------------- ------------------------------------------------------------------------------------------

                                                                              Growth    Capital   Mid-Cap   Emerging
                                       Cash                          High      and      Appre-     Stock     Growth    Int'l
           Shareholder                Reserve   Bond    Balanced    Income    Income     tion      Fund       Fund     Stock
----------------------------------- ------------------------------------------------------------------------------------------

CUNA Mutual Insurance Society         13.50      5.46                                                                   16.55
5910 Mineral Point Road
Madison, WI  53705
----------------------------------- ------------------------------------------------------------------------------------------
CUNA Mutual Life Insurance Co.        13.51      5.46     16.34      43.22                        53.88       15.61      9.93
5910 Mineral Point Road
Madison, WI 53705
----------------------------------- ------------------------------------------------------------------------------------------
CUMIS Insurance Society, Inc.                              7.11                 5.19     18.50                46.82     59.11
5910 Mineral Point Road
Madison, WI  53705
----------------------------------- ------------------------------------------------------------------------------------------
Trust Under CMIS Non-Qual                       10.96                           6.15      6.20
Deferred  Compensation Plan for
Employees
5910 Mineral Point Rd
Madison WI 53705
---------------------------------- -------------------------------------------------------------------------------------------
L Dennis Duffy                        10.20
10780 Oakwilde Ave
Stockton CA 95212
---------------------------------- ------------------------------------------------------------------------------------------
Hudson River Credit Union 457 (F) Plan 6.44
312 Palmer Avenue
Corinth NY 12822
---------------------------------- ------------------------------------------------------------------------------------------

Class B

As of January 31, 2002, all Class B share funds did not have any ownership over 5%.

Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.

The funds' board members, officers and directors, as a group, owned less than 1% of all of the funds' outstanding voting securities on January 31, 2002.


PORTFOLIO MANAGEMENT

The Management Agreement with MEMBERS Capital Advisors, Inc.

The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors, Inc. provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

           Fund              Management Fee       Total Advisory Fees        Total Advisory Fees       Total Advisory Fees
                                                  Incurred During the        Incurred During the       Incurred During the
                                                   Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
                                                   October 31, 2001           October 31, 2000           October 31, 1999
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Cash Reserves                           0.40%                    $52,255                    $31,220                   $24,668
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Bond                                    0.50%                    182,460                     84,362                    58,724
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
High Income                             0.55%                    130,088                    104,432                    78,156
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Balanced                                0.65%                    790,296                    425,620                   235,956
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Growth and Income                       0.55%                    867,814                    631,743                   273,436
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Capital Appreciation                    0.75%                    855,457                    438,194                   189,945
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Mid-Cap                                 0.95%                    100,869                         --                        --
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Emerging Growth                         0.75%                    180,003                    127,737                        --
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
International Stock                     1.05%                    368,692                    403,418                   350,091
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
                                        Total                 $3,527,934                 $2,246,726                $1,210,976
--------------------------- ------------------ -------------------------- -------------------------- -------------------------

MEMBERS Capital Advisors has contractually agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):


           Fund                            Other Expense "Cap"
           ----                            -------------------
           Cash Reserves                          0.15%
           Bond                                   0.15%
           High Income                            0.20%
           Balanced                               0.20%
           Growth and Income                      0.20%
           Capital Appreciation                   0.20%
           Mid-Cap                                0.20%
           Emerging Growth                        0.20%
           International Stock                    0.30%


MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. Since September 4, 1997, the Management Agreement has been amended twice to include the Emerging Growth and Mid-Cap Funds. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by MEMBERS Capital Advisors on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

The Management Agreement provides that MEMBERS Capital Advisors shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

CUNA Brokerage Services, Inc. 5910 Mineral Point Road, Madison, WI 53705 is the Trust's principal underwriter.

MEMBERS Capital Advisors, Inc.

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.
MEMBERS Capital Advisors' directors and principal officers are as follows:


           Joyce A. Harris             Director and Chair
           James C. Hickman            Director
           Michael B. Kitchen          Director
           Michael S. Daubs            Director and President
           George A. Nelson            Director and Vice Chair
           Lawrence R. Halverson       Senior Vice President
           Jeffrey B. Pantages         Senior Vice President
           Thomas J. Merfeld           Senior Vice President and Secretary
           Mark T. Warshauer           Senior Vice President
           Mary E. Hoffmann            Treasurer and Assistant Vice President
           Tracy K. Lien               Assistant Secretary


The Management Agreements with Subadvisers

As described in the prospectus, MEMBERS Capital Advisors manages the assets of the High Income, Mid-Cap, Emerging Growth and International Stock Funds using a "manager of managers" approach under which MEMBERS Capital Advisors allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of High Income, Mid-Cap, Emerging Growth and International Stock Funds, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income, Mid-Cap, Emerging Growth and International Stock Funds.

The Subadviser for the High Income Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

                Percentage                Net Assets Managed by MFS

                ----------                -------------------------
                  0.375%                    First $100 million
                  0.350%                    Next $150,000,000
                  0.325%                    Next $250,000,000
                  0.300%                    Over $500,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS as follows:

                  Fiscal Year Ended
                     October 31      Amount
                    ----------       ------
                       2001          $91,121
                       2000           73,720
                       1999           55,788

The Subadviser for the Mid-Cap Fund

As of the date of the prospectus, Wellington Management Company LLP (Wellington Management) is the only subadviser managing some of the assets of the Mid-Cap Fund. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 0.60% of net assets managed by Wellington Management.

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:

                  Fiscal Year Ended
                    October 31       Amount
                    ----------       ------
                      2001           $12,741
                      2000                --
                      1999                --

The Subadviser for the Emerging Growth Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the Emerging Growth Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.450%                    First $200,000,000
                  0.400%                    Over $200,000,000


Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS as follows:

                  Fiscal Year Ended
                    October 31       Amount
                    ----------       ------
                      2001           $107,894
                      2000             76,637
                      1999                 --


The Subadviser for the International Stock Fund

As of the date of the prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the International Stock Fund.

For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

         EAFE Subportfolio:
                  First $25 million              0.65%
                  Next $25 million               0.55%
                  Above $50 million              0.50%

         Emerging Markets Subportfolio:          0.75%
         ------------------------------

         International Small Cap Subportfolio:   0.75%
         -------------------------------------


Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Lazard as follows:

                  Fiscal Year Ended
                      October 31     Amount
                      ----------     ------
                         2001        $241,135
                         2000         131,634
                         1999          94,602

Pursuant to an Investment Sub-Advisory Agreement between MEMBERS Capital Advisors and IAI International Limited that was terminated on October 31, 2000, MEMBERS Capital Advisors paid a management fee to IAI as follows:

                  Fiscal Year Ended
                       October 31    Amount
                       ----------    ------
                         2001        $     --
                         2000         179,739
                         1999         171,932


DISTRIBUTION (12b-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.


The table below shows the dollar amount spent by the fund for the fiscal year ending October 31, 2001 for each of the following items:

----------------------------------------------------------------- ------------
1) Advertising;                                                         $
----------------------------------------------------------------- ------------
2) Printing and mailing of prospectuses to other than current           $
   shareholder;
----------------------------------------------------------------- ------------
3) Compensation to underwriters;                                        $
----------------------------------------------------------------- ------------
4) Compensation to broker-dealers;                                  $251,362
----------------------------------------------------------------- ------------
5) Compensation to sales personnel;                                     $
----------------------------------------------------------------- ------------
6) Interest, carrying, or other financing charges; and                  $
----------------------------------------------------------------- ------------
7) Other (specify) Expense Reimbursements to other companies that $2,316,117 are paying distributor expenses on behalf of CUNA Brokerage
   Services, Inc. (the distributor)
----------------------------------------------------------------- ------------

TRANSFER AGENT

Boston Financial Data Services ("BFDS"), Two Heritage Drive, Quincy, MA 02184, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at BFDS at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

                           MEMBERS Mutual Funds
                           P.O. Box 8390
                           Boston, MA  02266-8390

Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:

                           MEMBERS Mutual Funds
                           C/o BFDS
                           66 Brooks Drive
                           Braintree, MA  02184

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

INDEPENDENT AUDITORS


The financial statements for fiscal year ended October 31, 2001 have been included herein and elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent auditors, and upon the authority of said firm as experts in accounting and auditing.


BROKERAGE


MEMBERS Capital Advisors and its subadvisers choose brokers based on among other factors commission rates, efficiency, availability to execute difficult transactions in the future, financial strength and stability of the brokerage firm, research services available, integrity, and areas of a firm's expertise.

While transaction execution at the most favorable price is a primary criteria, a broker whose commissions exceed those charged by another broker may be chosen if, in MEMBERS Capital Advisors or its subadvisers opinion, the value of brokerage and research services warrants it. Research provided by a broker may be made available without charge to other clients of MEMBERS Capital Advisors or its subadvisers, and may benefit all clients, including the client for whom the transactions are executed.

In addition to the general research services described above, MEMBERS Capital Advisors and its subadvisers receive various specific research products and services under "soft dollar" arrangements. These services are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on "non-soft dollar" transactions. These services generally benefit all accounts and involve trades for all accounts.

Where advantageous for all affected accounts, MEMBERS Capital Advisors and its subadvisers may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. MEMBERS Capital Advisors or its subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser and its subadvisers in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or MEMBERS Capital Advisors or its subadvisers is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors or its subadvisers under its contract with the Trust. Research obtained on behalf of the Trust may be used by MEMBERS Capital Advisors or its subadvisers in connection with MEMBERS Capital Advisors' or its subadvisers' other clients. Conversely, research received from placement of brokerage for other accounts may be used by MEMBERS Capital Advisors or its subadvisers in managing investments of the Trust. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' or its subadvisers' other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser or its subadvisers determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


The Trust paid the following amounts in brokerage commissions for fiscal years ending October 31:

                  2001              $413,901
                  2000               326,607
                  1999               218,258


HOW SECURITIES ARE OFFERED

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the nine funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A, Class B and Class D. Additional classes of shares may be offered in the future. At this time, Class D has been authorized by the Trustees, but not yet offered.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

Initial Sales Charge on Class A Shares

The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Class A shares may be offered without front-end sales charges to various individuals and institutions including:



o    Employees of credit unions.


o Employees, clients or direct referrals of the investment adviser, MEMBERS Capital Advisors, Inc.

o Class A Shares may be purchased at a sales charge that is less than the charge shown in the Class A Sales Charges table in the prospectus if the transaction is placed with the assistance of a MEMBERS Financial Services Center representative under the CUNA Mutual Business Services' IRA Program and other specified programs.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased and paid for from the proceeds of sales within the last 60 days of shares of loaded mutual funds having investment objectives similar to those of the fund(s) sold, if the purchase is accompanied by a written statement from your registered representative that the purchase is for the sole purpose of simplifying or consolidating your existing mutual fund investment portfolio.

o    Shares   purchased   with   proceeds  from  the   liquidation   of  a  CUNA
     Mutual-affiliated pension product.

o Shares purchased for an individual retirement account of an existing Shareholder from the proceeds of shares of a MEMBERS Mutual Fund, or vice versa.

Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA Brokerage.

Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.

Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes MEMBERS Mutual Funds to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes MEMBERS Mutual Funds to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

Deferred Sales Charge on Class B Shares

Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the five-year CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares, unless indicated otherwise, in these circumstances: For all account types:

o Redemptions made pursuant to the Trust's right to liquidate small accounts (see "General Policy -- Small Accounts" in the prospectus).

o    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

o    Redemptions due to death or disability.

o Redemptions made under the Reinstatement Privilege, as described in "Reinstatement or Reinvestment Privilege" below.

o Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Code, unless otherwise noted.

o Redemptions made to effect mandatory or life expectancy distributions under the Code.

o    Returns of excess contributions made to these plans.

o Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).

Please see the chart following for more information on Class B CDSC waivers.

Class B  CDSC Waiver Chart

                         ERISA Plans                                  Non-ERISA Plans

                      401(a) Plan,
                      401(k) Plan or     Supplemental                          IRA or             Non-Retirement
Type of Distribution  403(b) Plan        403(b) Plan        457 Plan           IRA Rollover       Plan
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Death or Disability   Waived             Waived             Waived             Waived             Waived
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Over 70 1/2           Waived             Waived             Waived             Waived for         Waived for up to
                                                                               mandatory          12% of account
                                                                               distributions or   value annually
                                                                               up to 12% of       in periodic
                                                                               account value      payments
                                                                               annually in
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Between               Waived             Waived             Waived             Waived for Life    Waived for up to
59 1/2and 70 1/2                                                                 Expectancy or up   12% of account
                                                                               to 12% of          value annually
                                                                               account value      in periodic
                                                                               annually in        payments
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Under 59 1/2          Waived             Waived for         Waived for         Waived for         Waived for up to
                                         annuity payments   annuity payments   annuity payments   12% of account
                                         (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                         12% of account     12% of account     12% of account     in periodic
                                         value annually     value annually     value annually     payments
                                         in periodic        in periodic        in periodic
                                         payments           payments           payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Loans                 Waived             Waived             N/A                N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Termination of Plan   Not Waived         Not Waived         Not Waived         Not Waived         N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Hardships             Waived             Waived             Waived             N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Return of Excess      Waived             Waived             Waived             Waived             N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Any shareholder who qualifies for a CDSC waiver under one of these situations must notify the funds' transfer agent, Boston Financial Data Services ("BFDS"), at the time such shareholder requests a redemption. (See "Contacting the Funds' Transfer Agent" in the prospectus.) The waiver will be granted once BFDS has confirmed that the shareholder is entitled to the waiver.

Special Redemptions

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

NET ASSET VALUE OF SHARES

The NAV per share is calculated as of 3:00 p.m. central time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.

The NAV per share was initially set at $10.00 per share for each fund other than the Cash Reserves Fund.

The NAV per share was initially set at $1.00 per share for the Cash Reserves Fund (see below).

Cash Reserves Fund

The Trustees have determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Cash Reserves Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

Valuation Procedures

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the valuation period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.

Stripped treasury securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the fund's institutional size holdings. When readily available market quotations are not available, the fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by MEMBERS Capital Advisors. If MEMBERS Capital Advisors believes that a valuation still does not represent a fair value, it will present for approval of the Trustees such other valuation as MEMBERS Capital Advisors considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.

Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.

MEMBERS Capital Advisors, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:

1. Securities (including restricted securities) for which complete quotations are not readily available;

2. Listed securities if, in MEMBERS Capital Advisors' opinion, the last sale price does not reflect the current market value or if no sale occurred; and

3.   Other assets.

ADDITIONAL INVESTOR SERVICES AND PROGRAMS

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:

o    The investments will be drawn on or about the day of the month indicated.

o Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

o The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.

Exchange Privilege and Systematic Exchange Program

Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")

As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to BFDS.

Reinstatement or Reinvestment Privilege

If BFDS is notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 90 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same or another fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the same or any other fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from the redemption at NAV in additional shares of the class and fund from which the redemption was made. The new shares will not be subject to any CDSC.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:


     (i) Dividends on the Cash Reserves, Bond, and High Income Funds will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

     (ii) Dividends of ordinary income from the Balanced Fund will be declared and reinvested monthly in additional full and fractional shares of the Balanced Fund, unless otherwise directed;

    (iii) Dividends of ordinary income, if any, from the Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

     (iv) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which the Trust intends each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of each Fund may consist of such other securities of any one issuer, and each Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Trust will report to the shareholders of each Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

As of October 31, the following Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                    Losses Deferred       Losses Deferred       Losses Deferred       Losses Deferred
              Fund                  Expiring in 2006      Expiring in 2007      Expiring in 2008      Expiring in 2009
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Bond Fund                                       $   --                $   --             $ 369,805              $     --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
High Income Fund                                66,186               328,128               237,390             2,067,479
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Balanced Fund                                       --                    --                    --                    --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Growth and Income Fund                              --                    --             1,214,946             2,865,513
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Capital Appreciation Fund                           --                    --                    --                    --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Mid-Cap Fund                                        --                    --                    --                    --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Emerging Growth Fund                                --                    --             6,443,167            10,391,144
--------------------------------- --------------------- --------------------- --------------------- ---------------------
International Stock Fund                            --                    --             1,887,109             3,985,467
--------------------------------- --------------------- --------------------- --------------------- ---------------------

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust's option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

The Trust may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Trust with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


Distributor

Shares of the Trust are offered continuously. The shares are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.


The aggregate dollar amount of underwriting commission paid to and retained by the distributor was $251,362 for the fiscal year ending October 31, 2001.


CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.

Cash Reserves Fund Yields

From time to time, sales literature may quote the current annualized yield of the Cash Reserves Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:

                    Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

     NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV   = the share value for the first day of the seven-day period.


The current yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 2.33% for Class A and 1.61% for Class
B. The current effective yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 2.35% for Class A and 1.62% for Class B.


Effective yield is calculated according to the following formula:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

     NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV   = the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the Cash Reserves Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Reserves Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Cash Reserves Fund may also be presented for periods other than a seven-day period.

Other Fund Yields

From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the Cash Reserves Fund) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 x (((NI - ES)/(U x UV)) + 1)6 - 1)


Where:

     NI = net income of the fund for the 30-day or one-month period attributable to the fund's shares.

     ES   = expenses of the fund for the 30-day or one-month period.

     U    = the average number of shares outstanding.

     UV = the share value at the close (highest) of the last day in the 30-day or one-month period.

The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

Average Annual Total Returns


From time to time, sales literature may also quote average annual total returns for Class A shares net of sales charges for one or more of the funds for various periods of time. The one year average annual total return for the fiscal year ending October 31, 2001 for each of the funds is:

                     Average Annual Total Returns
                          as of October 31, 2001

              Cash Reserves Fund                      -1.04%
              Bond Fund                                8.21%
              High Income Fund                        -6.15%
              Balanced Fund                          -13.40%
              Growth and Income Fund                 -24.65%
              Capital Appreciation Fund              -26.21%
              Mid-Cap Stock Fund                        N/A
              Emerging Growth Fund                   -48.62%
              International Stock Fund               -26.93%


When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:

     TR   = the average annual total return net of any fund recurring charges.

     ERV = the ending redeemable value of the hypothetical account at the end of the period.

     P    = a hypothetical initial payment of $1,000.

     N    = the number of years in the period.


Average Annual Total Return (After Taxes on Distributions)

The one year average annual total return (after taxes on distributions) for Class A shares for the fiscal year ending October 31, 2001 for each of the funds is:

           Average Annual Total Returns (After Taxes on Distributions)
                             as of October 31, 2001

              Cash Reserves Fund                        N/A
              Bond Fund                                5.85%
              High Income Fund                        -9.68%
              Balanced Fund                          -14.26%
              Growth and Income Fund                 -24.78%
              Capital Appreciation Fund              -26.21%
              Mid-Cap Fund                              N/A
              Emerging Growth Fund                   -48.62%
              International Stock Fund               -27.15%

When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns (after taxes on distributions) for these periods will be provided. Average annual total returns (after taxes on distributions) for other periods of time may, from time to time, also be disclosed in sales literature.

Standard average annual total returns (after taxes on distributions) represent the average annual compounded rates of return less taxes on distributions that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return after taxes on distributions is calculated according to the following formula:

                               P = (1+T)1/N = ATVD
Where:

     P    = a hypothetical initial payment of $1,000.

     T    = average annual total return (after taxes on distributions).

     N    = number of years.

     ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1
Where:

     CTR = The cumulative total return net of any fund recurring charges for the period.

     ERV = The ending redeemable value of the hypothetical investment at the end of the period.

     P    = A hypothetical single payment of $1,000.

LEGAL COUNSEL

Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust and certain of its affiliates.

FINANCIAL STATEMENTS

Data from the most recent annual report begins on the next page.

                  CASH RESERVES FUND-- Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

CORPORATE NOTES AND BONDS - 2.38%

           Finance - 2.38%
$500,000 Merrill Lynch & Co., Inc.
           5.710%, due 01/15/02                   $      502,190

           Total Corporate Notes and Bonds               502,190
           ( Cost $502,190 )

COMMERCIAL PAPER (A) - 47.01%

           Capital Goods - 1.85%
  390,000  United Technologies Corp.
           2.400%, due 11/19/01                          389,532

           Chemicals - 2.37%
  500,000  Pfizer, Inc.
           2.250%, due 11/20/01                          499,406

           Consumer Staples - 7.34%
  750,000  Kimberly-Clark Corp.
           2.480%, due 11/26/01                          748,708
  800,000  Procter & Gamble Co.
           2.200%, due 12/04/01                          798,387
                                                       1,547,095

           Finance - 26.70%
1,000,000  Caterpillar Financial Services Corp.
           2.340%, due 12/13/01                          997,270
  750,000  CXC, Inc.
           2.550%, due 11/16/01                          749,203
  750,000  General Electric Capital Corp.
           3.360%, due 01/22/02                          744,260
  700,000  Goldman Sachs Group, Inc.
           2.300%, due 01/07/02                          697,003
  700,000  Household Finance Corp.
           2.120%, due 01/09/02                          697,156
  750,000  Moat Funding LLC
           2.290%, due 12/18/01                          747,758
1,000,000  Wells Fargo Co.
           2.100%, due 01/30/02                          994,750
                                                       5,627,400

           Healthcare - 3.31%
  700,000  Merck & Co., Inc.
           2.350%, due 11/29/01                          698,721

           Media - 3.07%
  649,000  McGraw-Hill Cos., Inc.
           2.400%, due 12/03/01                          647,615

           Transportation - 2.37%
  500,000  United Parcel Service America, Inc., Class B
           3.320%, due 11/01/01                          500,000

           Total Commercial Paper                      9,909,769
           ( Cost $9,909,769 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 43.28%

           Federal Farm Credit Bank - 6.14%
$ 700,000  3.370%, due 11/13/01               $          699,213
  600,000  3.290%, due 02/28/02                          593,475
                                                       1,292,688

           Federal Home Loan Bank - 15.40%
  500,000  3.350%, due 11/06/01                          499,767
  527,000  2.380%, due 12/21/01                          525,258
  700,000  2.290%, due 01/04/02                          697,150
1,000,000  5.250%, due 04/25/02                        1,013,865
  500,000  6.000%, due 08/15/02                          510,355
                                                       3,246,395

           Federal Home Loan Mortgage Corp. - 7.56%
  500,000  3.810%, due 12/06/01                          498,148
  300,000  2.320%, due 12/13/01                          299,188
  800,000  2.250%, due 01/17/02                          796,150
                                                       1,593,486

           Federal National Mortgage Association - 14.18%
  500,000  3.410%, due 11/08/01                          499,669
  500,000  2.340%, due 11/19/01                          499,415
  200,000  3.350%, due 11/29/01                          199,479
  500,000  2.250%, due 12/12/01                          498,719
  700,000  2.290%, due 12/27/01                          697,506
  600,000  3.340%, due 02/07/02                          594,322
                                                       2,989,110

           Total U.S. Government and
           Agency Obligations                          9,121,679
           ( Cost $9,121,679 )

BANKERS ACCEPTANCE NOTE (A) - 4.73%

           Finance - 4.73% 1,000,000 Bank of America Corp.
           2.460%, due 12/10/01                          997,335

           Total Bankers Acceptance Note                 997,335
           ( Cost $997,335 )

   Shares

INVESTMENT COMPANY - 2.71%

  571,590  SSgA Prime Money Market Fund                  571,590

           Total Investment Company                      571,590
           ( Cost $571,590 )

TOTAL INVESTMENTS  - 100.11%                          21,102,563
( Cost $21,102,563** )
NET OTHER ASSETS AND LIABILITIES  - (0.11)%(23,482)
TOTAL NET ASSETS - 100.00%                        $   21,079,081

       ** Aggregate cost for Federal tax purposes.
      (A) Rate noted represents annualized yield at time of purchase.

                      BOND FUND -- Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

ASSET BACKED - 4.16%

           Mortgage Related - 4.16%
$ 550,000  ABSC Long Beach Home Equity Trust
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $      603,024
  600,000  Conseco Finance Securitizations Corp.
           Series 2001-1, Class M1
           7.535%, due 07/01/32                          633,758
  700,000  Green Tree Home Equity Loan Trust
           Series 1999-A, Class B1
           8.970%, due 11/15/27                          729,865
  500,000  Residental Funding Mortgage Securites Corp.
           Series 2000-HI2, Class AI3
           7.900%, due 02/25/15                          528,850

           Total Asset Backed                          2,495,497
           ( Cost $2,390,047 )

COMMERCIAL MORTGAGE BACKED - 3.90%

           Mortgage Related - 3.90%
  600,000  Banc America Large Loan, Inc.
           Series 2001, Class A2 (C)
           6.490%, due 12/13/16                          634,640
  500,000  Chase Commercial Mortgage Securities Corp.
           Series 2000-1, Class A2
           7.757%, due 04/15/32                          565,369
  650,000  First Union National Bank of America
           Series 2001-C1, Class E
           6.624%, due 01/15/11                          677,230
  429,240  Morgan Stanley Capital I Inc.
           Series 1999-CAM1, Class A2
           6.760%, due 11/15/08                          460,503

           Total Commercial Mortgage Backed            2,337,742
           ( Cost $2,197,581 )

CORPORATE NOTES AND BONDS - 37.50%

           Capital Goods - 0.93%
  500,000  United Technologies Corp.
           7.125%, due 11/15/10                          555,150

           Chemicals - 1.13%
  450,000  Dow Chemical Co.
           7.375%, due 11/01/29                          505,003
  165,000  Eastman Chemical Co.
           6.375%, due 01/15/04                          170,227
                                                         675,230

           Communication Services - 2.45%
  500,000  Sprint Capital Corp.
           7.125%, due 01/30/06                          528,315
  250,000  Sprint Capital Corp.
           6.000%, due 01/15/07                          249,950
  250,000  Verizon Global Funding Corp.
           7.750%, due 12/01/30                          282,042
  400,000  WorldCom, Inc.
           8.250%, due 05/15/31                          409,583
                                                       1,469,890

           Consumer Staples - 0.44%
$250,000   Kellogg Co.
           6.000%, due 04/01/06                   $      262,127

           Energy - 11.43%
  400,000  Allegheny Energy, Inc.
           7.750%, due 08/01/05                          432,783
  500,000  American Electric Power, Inc.
           6.125%, due 05/15/06                          514,940
  250,000  Coastal Corp.
           7.500%, due 08/15/06                          268,261
  600,000  Conoco, Inc.
           5.900%, due 04/15/04                          624,842
  500,000  DTE Energy Co.
           6.450%, due 06/01/06                          528,717
  500,000  Energy East Corp.
           8.050%, due 11/15/10                          552,709
  250,000  ENSERCH Corp.
           6.375%, due 02/01/04                          262,199
  500,000  Kinder Morgan, Inc.
           6.650%, due 03/01/05                          527,129
  750,000  Niagara Mohawk Power Co.
           7.750%, due 05/15/06                          830,163
  400,000  Phillips Petroleum Co.
           8.500%, due 05/25/05                          451,383
  250,000  Progress Energy Inc.
           7.750%, due 03/01/31                          277,961
  450,000  Texaco Capital, Inc.
           5.700%, due 12/01/08                          466,147
  450,000  Ultramar Diamond Shamrock Corp.
           8.000%, due 03/15/05                          492,141
  600,000  Virginia Electric & Power Co., Series A
           5.750%, due 03/31/06                          624,110
                                                       6,853,485

           Finance - 11.67%
  400,000  ACE INA Holdings, Inc.
           8.300%, due 08/15/06                          436,304
  500,000  Bank One Corp.
           6.000%, due 08/01/08                          514,141
  600,000  BankAmerica Corp.
           8.500%, due 01/15/07                          684,881
  500,000  Barclays Bank PLC (B)(C)(D)
           8.550%, due 09/29/49                          585,816
  300,000  First Bank National Association
           7.550%, due 06/15/04                          327,779
  550,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                          591,815
  500,000  Goldman Sachs Group, Inc.
           7.350%, due 10/01/09                          542,952
  250,000  Household Finance Corp.
           6.500%, due 11/15/08                          263,431
  500,000  Merrill Lynch & Co., Inc.
           6.000%, due 02/17/09                          512,367
  500,000  Morgan Stanley Dean Witter & Co.
           6.100%, due 04/15/06                          525,271
  300,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                          350,088
  300,000  Wachovia Corp.
           4.950%, due 11/01/06                          301,110

$ 400,000  Wachovia Corp.
           6.150%, due 03/15/09                   $      410,222
  500,000  Washington Mutual Finance
           6.250%, due 05/15/06                          527,732
  400,000  Wells Fargo Financial, Inc.
           5.875%, due 08/15/08                          417,742
                                                       6,991,651

           Healthcare - 0.88%
  500,000  American Home Products Corp.
           6.250%, due 03/15/06                          530,313

           Industrials - 2.86%
  250,000  Caterpillar Financial Services Corp.
           7.590%, due 12/10/03                          269,874
  500,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                          526,601
  600,000  General Motors Acceptance Corp.
           6.875%, due 09/15/11                          590,262
  300,000  International Paper Co.
           8.125%, due 07/08/05                          329,921
                                                       1,716,658

           REITS - 1.12%
  150,000  Host Marriott Corp., Series B
           7.875%, due 08/01/08                          129,375
  500,000  Spieker Properties LP
           7.650%, due 12/15/10                          538,305
                                                         667,680

           Retail - 1.18%
  250,000  Delhaize America, Inc. (C)
           7.375%, due 04/15/06                          272,841
  395,000  Safeway, Inc.
           7.000%, due 09/15/07                          434,825
                                                         707,666

           Technology - 0.46%
  250,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                          274,708

           Telecommunications - 1.82%
  400,000  AOL Time Warner, Inc.
           6.125%, due 04/15/06                          417,039
  250,000  Comcast Cable Communications
           8.375%, due 05/01/07                          283,716
  350,000  TCI Communciations, Inc.
           8.650%, due 09/15/04                          389,944
                                                       1,090,699

           Transportation - 1.13%
  250,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                          263,192
  400,000  Norfolk Southern Corp.
           7.250%, due 02/15/31                          416,811
                                                         680,003

           Total Corporate Notes and Bonds            22,475,260
           ( Cost $21,493,462 )

MORTGAGE BACKED - 25.84%
           Federal Home Loan Mortgage Corp. - 7.57%
$ 500,000  6.500%, due 07/15/09 Series 1870 Class VC $   526,860
  239,554  8.000%, due 06/01/30 Pool # C01005            253,386
1,000,000  6.500%, due 07/15/30 Series 2351 Class PX   1,019,507
  470,983  7.000%, due 03/01/31 Pool # C48133            491,219
  387,902  7.000%, due 03/01/31 Pool # C48580            404,387
1,187,483  6.500%, due 06/01/31 Pool # C54217          1,223,999
  600,000  6.500%, due 12/01/31 TBA                      617,628
                                                       4,536,986

           Federal National Mortgage Association - 9.61%
  523,026  6.100%, due 04/01/11 Pool # 383475            557,562
  578,169  6.000%, due 05/01/16 Pool # 582558            594,357
  982,217  6.000%, due 05/01/21 Pool # 253847          1,004,466
1,600,000  6.000%, due 03/25/27 Series 1998-63
            Class PG                                   1,645,152
  158,179  8.000%, due 05/01/30 Pool # 537433            167,286
  193,915  7.500%, due 06/01/30 Pool # 541215            203,174
  792,941  6.000%, due 07/01/31 Pool # 253888            802,354
  750,000  7.000%, due 12/01/31 TBA                      781,641
                                                       5,755,992

           Government National Mortgage Association - 8.66%
  320,015  8.000%, due 10/20/15 Pool # 002995            337,856
  500,000  7.500%, due 01/20/26 Series 1999-33 Class H   521,195
  916,900  6.500%, due 02/20/29 Pool # 2714              943,840
  312,397  7.500%, due 05/20/30 Pool # 2921              327,449
  271,912  8.000%, due 05/20/30 Pool # 2922              287,042
  161,839  7.500%, due 06/20/30 Pool # 2934              169,637
1,000,000  6.500%, due 08/16/30 Series 2001-10
            Class PD                                   1,030,798
  639,658  7.500%, due 08/20/30 Pool # 002957            670,478
  875,612  6.500%, due 04/20/31 Pool # 003068            901,508
                                                       5,189,803

           Total Mortgage Backed                      15,482,781
           ( Cost $14,953,513 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.80%

           Federal Home Loan Bank - 4.30%
  300,000  4.000%, due 10/18/04                          304,290
  500,000  7.801%, due 02/20/07                          499,380
  750,000  5.490%, due 12/22/08                          791,008
  955,000  5.800%, due 11/07/11                          982,872
                                                       2,577,550

           Federal Home Loan Mortgage Corp. - 3.46%
1,250,000  5.000%, due 05/15/04                        1,308,026
  500,000  4.250%, due 10/03/05                          505,661
  250,000  5.375%, due 08/16/06                          262,079
                                                       2,075,766

           Federal National Mortgage Association - 1.74%
  200,000  3.500%, due 09/15/04                          201,737
  500,000  6.250%, due 07/19/11                          532,073
  300,000  5.500%, due 10/18/11                          307,853
                                                       1,041,663

           Student Loan Marketing Association - 0.87%
$ 500,000  5.000%, due 06/30/04               $          523,479

           U.S. Treasury Bonds - 5.80%
  500,000  11.125%, due 08/15/03                         575,996
  500,000  9.125%, due 05/15/09                          575,098
1,950,000  6.250%, due 05/15/30                        2,324,308
                                                       3,475,402

           U.S. Treasury Notes - 8.63%
1,500,000  5.875%, due 11/15/04                        1,625,508
1,100,000  7.500%, due 02/15/05                        1,251,121
1,100,000  6.250%, due 02/15/07                        1,233,633
1,000,000  5.000%, due 08/15/11                        1,058,086
                                                       5,168,348
           Total U.S. Government and
           Agency Obligations                         14,862,208
           ( Cost $14,247,760 )

COMMERCIAL PAPER (A) - 2.17%

           Finance - 2.17%
  600,000  Ford Motor Credit Co.
           2.800%, due 11/14/01                          599,393
  700,000  General Motors Acceptance Corp.
           2.770%, due 11/14/01                          699,300

           Total Commercial Paper                      1,298,693
           ( Cost $1,298,693 )

INVESTMENT COMPANY - 3.63%
1,811,051  SSgA Prime Money Market Fund$1,811,051
  366,000  State Street Navigator Securities
           Lending Prime Portfolio (F)                   366,000

           Total Investment Company                    2,177,051
           ( Cost $2,177,051 )

TOTAL INVESTMENTS  - 102.00%                          61,129,232
( Cost $58,758,107** )
NET OTHER ASSETS AND LIABILITIES  - (2.00)%          (1,197,338)
TOTAL NET ASSETS  - 100.00%                       $   59,931,894

     **   Aggregate cost for Federal tax purposes.
     (A)  Rate noted represents annualized yield at time of purchase.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 0.98% of total net assets.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $358,356.
     TBA  To Be Announced.

                    BALANCED FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 51.03%

           Basic Materials - 1.64%
   27,000  Dow Chemical Co.                       $      897,750
   30,000  Rohm and Haas Co.                             974,100
   14,000  Willamette Industries, Inc.                   655,900
                                                       2,527,750

           Capital Goods - 5.26%
   20,600  Celestica, Inc. *                             706,992
   30,000  Dover Corp.                                   988,500
   15,000  Emerson Electric Co.                          735,300
   26,000  Honeywell International, Inc.                 768,300
   14,500  Illinois Tool Works, Inc.                     829,400
   54,000  Pall Corp.                                  1,096,200
   24,000  Textron, Inc.                                 759,600
   27,000  Tyco International, Ltd.                    1,326,780
   16,400  United Technologies Corp.                     883,796
                                                       8,094,868

           Communication Services - 3.10%
   18,000  ALLTEL Corp.                                1,028,520
   40,984  AT&T Corp.                                    625,006
   41,022  AT&T Wireless Services, Inc. *                592,358
   34,000  Sprint Corp. (FON Group)                      680,000
   22,020  Verizon Communications                      1,096,816
   30,000  Vodafone Group PLC, ADR                       693,600
    3,000  WorldCom, Inc.                                 40,350
    1,520  WorldCom, Inc. - MCI Group                     18,012
                                                       4,774,662

           Consumer Cyclical - 3.92%
   29,100  Carnival Corp.                                633,798
   63,400  IMS Health, Inc.                            1,354,858
   79,900  Target Corp.                                2,488,885
   39,700  Tiffany & Co.                                 928,583
   12,300  Wal-Mart Stores, Inc.                         632,220
                                                       6,038,344

           Consumer Staples - 5.95%
   37,300  Cox Communications, Inc., Class A *         1,428,590
   43,800  CVS Corp.                                   1,046,820
   17,300  General Mills, Inc.                           794,416
   26,400  Kimberly-Clark Corp.                        1,465,464
   66,200  McDonald's Corp.                            1,725,834
   21,900  Safeway, Inc. *                               912,135
   46,300  Sara Lee Corp.                              1,032,027
   40,100  Walt Disney Co.                               745,459
                                                       9,150,745

           Energy - 3.76%
   18,964  BP PLC, ADR                                   916,720
   31,500  ExxonMobil Corp.                            1,242,675
   12,500  Kerr-McGee Corp.                              720,000
   20,800  Schlumberger, Ltd.                          1,007,136
    5,616  Transocean Sedco Forex, Inc.                  169,322
   26,200  Unocal Corp.                                  843,640
   32,000  USX-Marathon Group                            882,880
                                                       5,782,373

           Finance - 8.83%
   51,000  Allstate Corp.                         $    1,600,380
   22,796  Bank of America Corp.                       1,344,736
   29,290  Bank One Corp.                                972,135
   12,000  Chubb Corp.                                   819,600
   55,000  Citigroup, Inc.                             2,503,600
   23,000  Countrywide Credit Industries, Inc.           918,390
   28,700  FleetBoston Financial Corp.                   943,082
   17,000  Household International, Inc.                 889,100
   23,050  MBIA, Inc.                                  1,061,683
   26,000  Morgan Stanley Dean Witter & Co.            1,271,920
   32,000  Wells Fargo & Co.                           1,264,000
                                                      13,588,626

           Healthcare - 7.52%
   28,600  American Home Products Corp.                1,596,738
   32,300  Applera Corp. - Applied Biosytems Group       942,514
   29,900  Baxter International, Inc.                  1,446,263
   41,600  Bristol-Myers Squibb Co.                    2,223,520
   16,300  Genzyme Corp. *                               879,385
   24,000  GlaxoSmithKline PLC, ADR                    1,279,200
   15,200  MedImmune, Inc. *                             596,448
   44,802  Pharmacia Corp.                             1,815,377
   34,200  QLT, Inc. *                                   784,548
                                                      11,563,993

           Technology - 8.35%
   26,000  3Com Corporation                              107,640
   87,800  ADC Telecommunications, Inc. *                399,490
   14,540  Agilent Technologies, Inc. *                  323,806
   13,200  Applied Materials, Inc. *                     450,252
   27,700  Computer Sciences Corp. *                     994,707
   27,200  Conexant Systems, Inc. *                      276,080
   37,800  EMC Corp.                                     465,696
   59,300  Gateway, Inc. *                               335,045
   36,500  Hewlett-Packard Co.                           614,295
   20,700  International Business Machines Corp.       2,237,049
   69,600  Keane, Inc. *                                 985,536
   42,738  Koninklijke (Royal) Philips
           Electronics N.V., ADR                         963,742
   28,600  Micron Technology, Inc. *                     650,936
   71,000  Motorola, Inc.                              1,162,270
   47,423  Palm, Inc. *                                  116,661
   40,600  PeopleSoft, Inc. *                          1,208,662
   41,500  Texas Instruments, Inc.                     1,161,585
   14,196  VERITAS Software Corp. *                      402,882
                                                      12,856,334

           Transportation - 0.66%
    5,000  Delta Air Lines, Inc.                         114,300
   22,000  FedEx Corp. *                                 903,760
                                                       1,018,060

           Utilities - 2.04%
   37,000  Duke Energy Corp.                           1,421,170
   15,000  El Paso Corp.                                 735,900
   34,000  Williams Cos., Inc.                           981,580
                                                       3,138,650

           Total Common Stocks                        78,534,405
           ( Cost $89,814,865 )

ASSET BACKED - 1.90%
           Mortgage Related - 1.90%
$ 850,000  ABSC Long Beach Home Equity Trust
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $      931,946
  900,000  Conseco Finance Securitizations Corp.
           Series 2001-1, Class M1
           7.535%, due 07/01/32                          950,638
1,000,000  Green Tree Home Equity Loan Trust
           Series 1999-A, Class B1
           8.970%, due 11/15/27                        1,042,663

           Total Asset Backed                          2,925,247
           ( Cost $2,802,808 )

COMMERCIAL MORTGAGE BACKED - 2.11%

           Mortgage Related - 2.11%
  900,000  Banc America Large Loan, Inc.
           Series 2001, Class A2 (C)
           6.490%, due 12/13/16                          951,961
  500,000  Chase Commercial Mortgage Securities Corp.,
           Series 2000-1, Class A2
           7.757%, due 04/15/32                          565,369
1,000,000  First Union National Bank of America
           Series 2001-C1, Class E
           6.624%, due 01/15/11                        1,041,892
  643,859  Morgan Stanley Capital I Inc.
           Series 1999-CAM1, Class A2
           6.760%, due 11/15/08                          690,755

           Total Commercial Mortgage Backed            3,249,977
           ( Cost $3,061,436 )

CORPORATE NOTES AND BONDS - 17.75%

           Capital Goods - 0.36%
  500,000  United Technologies Corp.
           7.125%, due 11/15/10                          555,150

           Chemicals - 0.37%
  500,000  Dow Chemical Co.
           7.375%, due 11/01/29                          561,115

           Communication Services - 1.10%
  500,000  Sprint Capital Corp.
           7.125%, due 01/30/06                          528,315
  250,000  Sprint Capital Corp.
           6.000%, due 01/15/07                          249,950
  350,000  Verizon Global Funding Corp. (C)
           7.750%, due 12/01/30                          394,859
  500,000  WorldCom, Inc.
           8.250%, due 05/15/31                          511,978
                                                       1,685,102

           Consumer Staples - 0.24%
  350,000  Kellogg Co.
           6.000%, due 04/01/06                          366,977

           Energy - 5.22%
$400,000   Allegheny Energy, Inc.
           7.750%, due 08/01/05                   $      432,783
  500,000  American Electric Power, Inc.
           6.125%, due 05/15/06                          514,940
  500,000  Chevron Corp.
           6.625%, due 10/01/04                          539,906
  500,000  Coastal Corp.
           7.500%, due 08/15/06                          536,522
  600,000  Conoco, Inc.
           5.900%, due 04/15/04                          624,842
  500,000  DTE Energy Co.
           6.450%, due 06/01/06                          528,717
  500,000  Energy East Corp.
           8.050%, due 11/15/10                          552,709
  650,000  Kinder Morgan, Inc.
           6.650%, due 03/01/05                          685,268
  750,000  Niagara Mohawk Power Co.
           7.750%, due 05/15/06                          830,163
  500,000  Phillips Petroleum Co.
           8.500%, due 05/25/05                          564,229
  350,000  Progress Energy Inc.
           7.750%, due 03/01/31                          389,145
  450,000  Texaco Capital, Inc.
           5.700%, due 12/01/08                          466,147
  450,000  Ultramar Diamond Shamrock Corp.
           8.000%, due 03/15/05                          492,141
  350,000  Virginia Electric & Power Co., Series A
           5.750%, due 03/31/06                          364,064
  500,000  YPF Sociedad Anonima (D)
           8.000%, due 02/15/04                          510,697
                                                       8,032,273

           Finance - 5.58%
  500,000  ACE INA Holdings, Inc.
           8.300%, due 08/15/06                          545,379
  500,000  Bank One Corp.
           6.000%, due 08/01/08                          514,141
  250,000  BankAmerica Corp.
           8.500%, due 01/15/07                          285,367
  500,000  Barclays Bank PLC (B)(C)(D)
           8.550%, due 09/29/49                          585,816
  500,000  Bear Stearns Co., Inc.
           6.500%, due 05/01/06                          526,687
  500,000  First Bank National Association
           7.550%, due 06/15/04                          546,299
  350,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                          376,610
  500,000  Goldman Sachs Group, Inc.
           7.350%, due 10/01/09                          542,952
  350,000  Household Finance Corp.
           6.500%, due 11/15/08                          368,803
  500,000  J.P. Morgan Chase & Co.
           7.125%, due 06/15/09                          545,176
  500,000  Merrill Lynch & Co., Inc.
           6.000%, due 02/17/09                          512,367
  500,000  Morgan Stanley Dean Witter & Co.,
           6.100%, due 04/15/06                          525,271
  355,000  Royal & Sun Alliance Insurance Group PLC (C)(D)
           8.950%, due 10/15/29                          370,771
  500,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                          583,480

$200,000   Wachovia Corp.
           4.950%, due 11/01/06                   $      200,740
  500,000  Wachovia Corp.
           6.150%, due 03/15/09                          512,778
  500,000  Washington Mutual Finance
           6.250%, due 05/15/06                          527,731
  500,000  Wells Fargo Financial, Inc.
           5.875%, due 08/15/08                          522,178
                                                       8,592,546

           Healthcare - 0.34%
  500,000  American Home Products Corp.
           6.250%, due 03/15/06                          530,313

           Industrials - 1.16%
  350,000  Caterpillar Financial Services Corp.
           7.590%, due 12/10/03                          377,824
  350,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                          368,621
  500,000  General Motors Acceptance Corp.
           6.875%, due 09/15/11                          491,885
  500,000  International Paper Co.
           8.125%, due 07/08/05                          549,868
                                                       1,788,198

           REITS - 0.36%
  500,000  EOP Operating LP
           8.100%, due 08/01/10                          558,144

           Retail - 0.86%
  500,000  Delhaize America, Inc. (C)
           7.375%, due 04/15/06                          545,681
  300,000  Kroger Co.
           7.800%, due 08/15/07                          337,809
  400,000  Safeway, Inc.
           7.000%, due 09/15/07                          440,330
                                                       1,323,820

           Technology - 0.25%
  350,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                          384,592

           Telecommunications - 1.33%
  500,000  AOL Time Warner, Inc.
           6.125%, due 04/15/06                          521,299
  350,000  Comcast Cable Communications
           8.375%, due 05/01/07                          397,202
  500,000  TCI Communciations, Inc.
           8.650%, due 09/15/04                          557,062
  537,000  Telephone & Data Systems, Inc.
           7.000%, due 08/01/06                          566,340
                                                       2,041,903

           Transportation - 0.58%
  350,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                          368,469
  500,000  Norfolk Southern Corp.
           7.250%, due 02/15/31                          521,014
                                                         889,483

           Total Corporate Notes and Bonds            27,309,616
           ( Cost $25,873,459 )

MORTGAGE BACKED - 14.24%
           Federal Home Loan Mortgage Corp. - 4.10%
$ 610,262  7.500%, due 08/15/21 Series 2248 Class D $    638,673
  443,175  8.000%, due 06/01/30 Pool # C01005            468,764
1,300,000  6.500%, due 07/15/30 Series 2351 Class PX   1,325,358
1,070,889  7.000%, due 03/01/31 Pool # C48131          1,116,401
1,781,225  6.500%, due 06/01/31 Pool # C54217          1,835,998
  900,000  6.500%, due 12/01/31 TBA                      926,442
                                                       6,311,636

           Federal National Mortgage Association - 5.38%
  836,842  6.100%, due 04/01/11 Pool # 383475            892,099
  484,822  6.500%, due 09/01/15 Pool # 547618            500,495
  867,253  6.000%, due 05/01/16 Pool # 582558            891,536
1,375,104  6.000%, due 05/01/21 Pool # 253847          1,406,253
1,400,000  6.000%, due 03/25/27 Series 1998-63
           Class PG                                    1,439,508
  405,836  8.000%, due 09/01/29 Pool # 519049            429,676
  452,467  7.500%, due 06/01/30 Pool # 541215            474,072
  991,177  6.000%, due 07/01/31 Pool # 253888          1,002,942
1,200,000  7.000%, due 12/01/31 TBA                    1,250,625
                                                       8,287,206

           Government National Mortgage Association - 4.76%
  209,318  8.000%, due 10/20/15 Pool # 002995            220,988
1,283,660  6.500%, due 02/20/29 Pool # 2714            1,321,376
  624,794  7.500%, due 05/20/30 Pool # 2921              654,898
  271,912  8.000%, due 05/20/30 Pool # 2922              287,042
  161,839  7.500%, due 06/20/30 Pool # 2934              169,637
1,800,000  6.500%, due 08/16/30 Series 2001-10 Class PD1,855,437
  639,658  7.500%, due 08/20/30 Pool # 002957            670,479
  616,072  7.500%, due 09/20/30 Pool # 002972            645,756
1,459,353  6.500%, due 04/20/31 Pool # 003068          1,502,513
                                                       7,328,126

           Total Mortgage Backed                      21,926,968
           ( Cost $21,159,476 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.00%

           Federal Home Loan Bank - 1.71%
  250,000  7.801%, due 02/20/07                          249,690
  750,000  5.490%, due 12/22/08                          791,008
1,000,000  6.300%, due 06/21/11                        1,072,575
  500,000  5.800%, due 11/07/11                          514,593
                                                       2,627,866

           Federal Home Loan Mortgage Corp. - 1.84%
2,350,000  5.000%, due 05/15/04                        2,459,089
  350,000  5.375%, due 08/16/06                          366,911
                                                       2,826,000

           Federal National Mortgage Association - 0.68%
  200,000  3.500%, due 09/15/04                          201,737
  500,000  6.250%, due 07/19/11                          532,073
  300,000  5.500%, due 10/18/11                          307,853
                                                       1,041,663

           Student Loan Marketing Association - 0.34%
  500,000  5.000%, due 06/30/04                          523,479

           U.S. Treasury Bonds - 2.43%
$1,500,000 11.125%, due 08/15/03              $        1,727,988
  500,000  9.125%, due 05/15/09                          575,097
1,200,000  6.250%, due 05/15/30                        1,430,344
                                                       3,733,429

           U.S. Treasury Notes - 4.00%
1,200,000  7.500%, due 02/15/05                        1,364,860
1,500,000  5.750%, due 11/15/05                        1,632,657
3,000,000  5.000%, due 02/15/11                        3,166,407
                                                       6,163,924

           Total U.S. Government and
           Agency Obligations                         16,916,361
           ( Cost $16,021,759 )

COMMERCIAL PAPER (A) - 1.37%

           Finance - 1.37%
  900,000  Ford Motor Credit Co.
           2.800%, due 11/14/01                          899,090
1,205,000  General Motors Acceptance Corp.
           2.770%, due 11/14/01                        1,203,794

           Total Commercial Paper                      2,102,884
           ( Cost $2,102,884 )

INVESTMENT COMPANY - 17.91%
4,145,375  SSgA Prime Money Market Fund         $      4,145,375
23,422,528 State Street Navigator Securities
           Lending Prime Portfolio (F)                23,422,528

           Total Investment Company                   27,567,903
           ( Cost $27,567,903 )

TOTAL INVESTMENTS  - 117.31%                         180,533,361
( Cost $188,404,590** )
NET OTHER ASSETS AND LIABILITIES  - (17.31)%        (26,642,524)
TOTAL NET ASSETS  - 100.00%                       $  153,890,837

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $188,579,483.
     (A)  Rate noted represents annualized yield at time of purchase.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 0.95% of total netassets.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $22,625,623.
     ADR  American Depository Receipt.
     TBA  To Be Announced.

                   HIGH INCOME FUND - Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

COMMERCIAL MORTGAGE BACKED - 0.48%

           Mortgage Related - 0.48%
$ 180,000  Commercial Mortgage Acceptance Corp.,
           Series 1998 C2 Class F
           5.440%, due 05/15/13                   $      128,555

           Total Commercial Mortgage Backed              128,555
           ( Cost $123,962 )

CORPORATE NOTES AND BONDS - 85.51%

           Aerospace/Defense - 0.50%
  125,000  Alliant Techsystems, Inc.
           8.500%, due 05/15/11                          131,250

           Basic Materials - 3.29%
   90,000  Buckeye Technologies, Inc.
           9.250%, due 09/15/08                           84,600
  150,000  Buckeye Technologies, Inc.
           8.000%, due 10/15/10                          132,750
  135,000  Dresser, Inc. (C)
           9.375%, due 04/15/11                          139,725
   50,000  FiberMark, Inc., Series B
           9.375%, due 10/15/06                           42,000
   70,000  FiberMark, Inc.
           10.750%, due 04/15/11                          63,000
   85,000  Grant Prideco, Inc.
           9.625%, due 12/01/07                           82,025
   75,000  Hayes Lemmerz International, Inc. (C)
           11.875%, due 06/15/06                          29,625
  215,000  Huntsman ICI Chemicals LLC
           10.125%, due 07/01/09                         175,225
   65,000  Sovereign Specialty Chemicals, Inc.
           11.875%, due 03/15/10                          54,275
   95,000  U.S. Timberlands Klam/Fin
           9.625%, due 11/15/07                           52,250
                                                         855,475

           Building and Construction - 4.47%
  100,000  American Standard, Inc.
           7.125%, due 02/15/03                          102,500
  255,000  American Standard, Inc.
           7.375%, due 02/01/08                          257,550
   25,000  American Standard, Inc.
           7.625%, due 02/15/10                           25,625
  105,000  Atrium Cos., Inc., Series B
           10.500%, due 05/01/09                          86,100
   50,000  Building Materials Corp., Series B
           7.750%, due 07/15/05                           39,500
  130,000  Building Materials Corp., Series B
           8.625%, due 12/15/06                          101,400
   50,000  Building Materials Corp., Series B
           8.000%, due 10/15/07                           37,500
   75,000  D. R. Horton, Inc.
           9.750%, due 09/15/10                           75,187
   70,000  D. R. Horton, Inc.
           9.375%, due 03/15/11                           68,600
   85,000  Formica Corp., Series B
           10.875%, due 03/01/09                          29,750
   25,000  Meritage Corp.
           9.750%, due 06/01/11                           24,500

$ 180,000  MMI Products, Inc., Series B
           11.250%, due 04/15/07                  $      158,400
  120,000  Nortek, Inc., Series B
           9.250%, due 03/15/07                          116,400
   40,000  Nortek, Inc., Series B
           8.875%, due 08/01/08                           38,400
                                                       1,161,412

           Chemicals and Drugs - 1.60%
  140,000  Acetex Corp. (C)(D)
           10.875%, due 08/01/09                         129,500
   45,000  Avecia Group PLC (D)
           11.000%, due 07/01/09                          42,750
   95,000  Lyondell Chemical Co., Series A
           9.625%, due 05/01/07                           91,200
   15,000  Lyondell Chemical Co., Series B
           9.875%, due 05/01/07                           14,400
   10,000  Lyondell Chemical Co.
           10.875%, due 05/01/09                           8,450
   65,000  MacDermid, Inc.
           9.125%, due 07/15/11                           64,025
   50,000  Noveon, Inc., Series B
           11.000%, due 02/28/11                          49,875
    5,000  Sterling Chemicals, Inc., Series B
           12.375%, due 07/15/06                           4,075
   90,000  Sterling Chemicals, Inc., Series A (E)
           11.250%, due 04/01/07                          10,800
                                                         415,075

           Communication - 8.83%
  215,000  Alamosa PCS Holdings Inc. (B)
           12.875%, due 02/15/10                         121,475
  150,000  Allegiance Telecom, Inc., Series B (B)
           11.750%, due 02/15/08                          60,750
   20,000  Allegiance Telecom, Inc.
           12.875%, due 05/15/08                          13,300
  175,000  American Cellular Corp.
           9.500%, due 10/15/09                          175,875
   75,000  American Tower Corp.
           9.375%, due 02/01/09                           60,937
  130,000  Centennial Cellular Operating Co.
           10.750%, due 12/15/08                         112,450
  260,000  Charter Communications Holdings LLC (B)
           9.920%, due 04/01/04                          183,300
  240,000  Charter Communications Holdings LLC
           8.250%, due 04/01/07                          229,200
   25,000  Citizens Communications Co.
           9.250%, due 05/15/11                           28,025
  135,000  Dolphin Telecom PLC (B)(D)(E)
           11.500%, due 06/01/08                           1,350
   25,000  Dolphin Telecom PLC, Series B (B)(D)(E)
           14.000%, due 05/15/09                             250
  165,000  Emmis Communications Corp.
           12.500%, due 03/15/06                          92,400
   15,000  Esprit Telecom Group PLC (D)(E)
           10.875%, due 06/15/08                              38
   55,000  Exodus Communications, Inc. (E)
           11.250%, due 07/01/08                          11,962
   45,000  Exodus Communications, Inc. (E)
           10.750%, due 12/15/09                           9,788

$  55,000  Exodus Communications, Inc. (E)
           11.625%, due 07/15/10                  $       11,963
   55,000  FairPoint Communications, Inc., Series B
           9.500%, due 05/01/08                           38,500
   15,000  Hermes Europe Railtel B.V. (D)(E)
           10.375%, due 01/15/09                           1,350
   45,000  ICG Holdings, Inc. (B)(E)
           12.500%, due 05/01/06                           3,600
   95,000  ITC DeltaCom, Inc.
           9.750%, due 11/15/08                           34,200
   10,000  Lenfest Communications, Inc.
           8.375%, due 11/01/05                           11,061
   35,000  Lenfest Communications, Inc.
           10.500%, due 06/15/06                          41,540
   50,000  Lenfest Communications, Inc.
           8.250%, due 02/15/08                           54,370
   50,000  Millicom International Cellular S.A. (B)(D)
           13.500%, due 12/01/01                          30,500
   15,000  NEON Communications, Inc.
           12.750%, due 08/15/08                           3,750
  100,000  Nextel Communications, Inc. (B)
           9.750%, due 10/31/02                           62,000
  265,000  Nextel Communications, Inc. (B)
           9.950%, due 02/15/03                          157,675
  135,000  Nextel Communications, Inc.
           9.500%, due 02/01/11                           92,812
  120,000  Nextel International, Inc.
           13.000%, due 04/01/02                           7,800
   45,000  Nextel International, Inc. (B)
           12.128%, due 04/15/03                           1,350
   25,000  NEXTLINK Communications, Inc.
           9.625%, due 10/01/07                            4,250
  120,000  NEXTLINK Communications, Inc.
           10.750%, due 06/01/09                          24,000
   90,000  Rural Cellular Corp., Series B
           9.625%, due 05/15/08                           90,900
  125,000  Spanish Broadcasting Systems, Inc.
           9.625%, due 11/01/09                          117,812
  175,000  Telewest Communications PLC (B)(D)
           9.250%, due 04/15/04                           75,250
   75,000  Telewest Communications PLC (B)(D)
           11.375%, due 02/01/05                          31,500
   55,000  Telewest Communications PLC (D)
           9.625%, due 10/01/06                           41,250
   40,000  Telewest Communications PLC (D)
           11.000%, due 10/01/07                          31,200
   30,000  Telewest Communications PLC (D)
           9.875%, due 02/01/10                           22,650
   70,000  Triton PCS Holdings, Inc. (B)
           11.000%, due 05/01/03                          63,700
   55,000  United Pan-Europe Communications N.V.,
           Series B (B)(D)
           13.750%, due 02/01/05                           4,469
  130,000  UnitedGlobalCom, Inc., Series B (B)
           10.750%, due 02/15/03                          20,800
   25,000  Viatel, Inc. (B)(E)
           12.500%, due 04/15/08                              63

$110,000   Western Wireless Corp.
           10.500%, due 02/01/07                  $      113,300
                                                       2,294,715
           Consumer Cyclical - 1.72%
  135,000  Dura Operating Corp., Series D
           9.000%, due 05/01/09                          114,750
  100,000  Lear Corp., Series B
           8.110%, due 05/15/09                          101,284
  170,000  United Stationers Supply Co.
           8.375%, due 04/15/08                          166,387
  140,000  WestPoint Stevens, Inc.
           7.875%, due 06/15/05                           46,200
   60,000  WestPoint Stevens, Inc.
           7.875%, due 06/15/08                           18,600
                                                         447,221

           Consumer Services - 0.97%
   40,000  Eldorado Resorts LLC
           10.500%, due 08/15/06                          37,600
   65,000  Iron Mountain, Inc.
           8.750%, due 09/30/09                           67,600
   85,000  Iron Mountian, Inc.
           8.625%, due 04/01/13                           88,825
   60,000  Prime Hospitality Corp., Series B
           9.750%, due 04/01/07                           59,400
                                                         253,425

           Consumer Staples - 3.24%
   155,000 7-Eleven, Inc.
           5.000%, due 12/15/03                          145,700
   25,000  Fage Dairy Industries S.A. (D)
           9.000%, due 02/01/07                           23,750
   90,000  Finlay Enterprises, Inc.
           9.000%, due 05/01/08                           76,500
  120,000  Michael Foods, Inc., Series B
           11.750%, due 04/01/11                         127,200
   75,000  Remington Products Co. LLC, Series B
           11.000%, due 05/15/06                          62,625
  200,000  Samsonite Corp.
           10.750%, due 06/15/08                         137,000
  150,000  Sealy Mattress Co. (C)
           9.875%, due 12/15/07                          138,750
  150,000  Simmons Co., Series B
           10.250%, due 03/15/09                         129,937
                                                         841,462

           Containers/Packaging - 3.30%
  155,000  Ball Corp.
           8.250%, due 08/01/08                          161,975
  100,000  Consolidated Container Co. LLC
           10.125%, due 07/15/09                          93,000
   65,000  Gaylord Container Corp., Series B
           9.375%, due 06/15/07                           52,650
   70,000  Gaylord Container Corp., Series B
           9.750%, due 06/15/07                           56,700
  220,000  Plastipak Holdings (C)
           10.750%, due 09/01/11                         230,175
  255,000  Riverwood International Corp.
           10.250%, due 04/01/06                         263,925
                                                         858,425

           Defense Electronics - 0.51%
$ 125,000  L-3 Communications Corp., Series B
           10.375%, due 05/01/07                  $      133,438

           Durable Goods - 0.15%
   50,000  International Knife & Saw, Inc. (E)
           11.375%, due 11/15/06                           1,875
   35,000  Motors and Gears, Inc., Series D
           10.750%, due 11/15/06                          30,100
   20,000  Oxford Automotive, Inc., Series D
           10.125%, due 06/15/07                           6,000
                                                          37,975

           Energy - 5.81%
  105,000  AES Corp.
           8.875%, due 02/15/11                           95,288
  160,000  Belden & Blake Corp., Series B
           9.875%, due 06/15/07                          126,400
  160,000  Chesapeake Energy Corp.
           8.125%, due 04/01/11                          156,000
   75,000  Clark R&M, Inc.
           8.625%, due 08/15/08                           64,500
  105,000  CMS Energy Corp.
           8.500%, due 04/15/11                          107,664
   45,000  Continental Resources, Inc.
           10.250%, due 08/01/08                          39,094
   45,000  Forest Oil Corp.
           10.500%, due 01/15/06                          47,025
  210,000  HS Resources, Inc.
           9.250%, due 11/15/06                          219,450
   70,000  HS Resources, Inc.
           9.250%, due 11/15/06                           73,150
  115,000  Mission Resources Corp. (C)
           10.875%, due 04/01/07                         106,950
   63,000  P&L Coal Holdings Corp., Series B
           8.875%, due 05/15/08                           67,410
  161,000  P&L Coal Holdings Corp., Series B
           9.625%, due 05/15/08                          171,465
   60,000  Pioneer Natural Resources Co.
           9.625%, due 04/01/10                           67,608
   80,000  SESI LLC
           8.875%, due 05/15/11                           75,600
   20,000  Triton Energy Ltd.
           8.875%, due 10/01/07                           21,900
   70,000  Westport Resources Corp.
           8.250%, due 11/01/11                           70,000
                                                       1,509,504

           Finance - 2.48%
   30,000  DTI Holdings, Inc., Series B (B)
           12.250%, due 03/01/03                           2,100
   10,000  Global Crossings Holdings, Ltd. (D)
           9.625%, due 05/15/08                            1,700
   55,000  Global Crossings Holdings, Ltd. (D)
           9.500%, due 11/15/09                            9,075
  195,000  Ono Finance PLC (D)
           13.000%, due 05/01/09                         136,500

$     150  Ono Finance PLC, Series A (C)(D)
           0.000%, due 05/31/09                   $        3,000
   45,000  Ono Finance PLC (D)
           14.000%, due 02/15/11                          32,400
  170,000  Silgan Holdings, Inc.
           9.000%, due 06/01/09                          171,700
  160,000  Thermadyne Holdings Corp. (B)(E)
           12.500%, due 06/01/03                           1,600
   80,000  Thermadyne Manufacturing LLC / Capital Corp.
           9.875%, due 06/01/08                           28,700
  145,000  Willis Corroon Corp.
           9.000%, due 02/01/09                          150,800
  100,000  Yell Finance BV (D)
           10.750%, due 08/01/11                         106,000
                                                         643,575
           Healthcare Services - 5.24%
   25,000  Alaris Medical Systems Inc. (C)
           11.625%, due 12/01/06                          26,438
   85,000  Alliance Imaging, Inc.
           10.375%, due 04/15/11                          90,525
  125,000  Beverly Enterprises Inc.
           9.625%, due 04/15/09                          131,875
  235,000  HCA-Healthcare Co.
           7.875%, due 02/01/11                          252,625
  235,000  HEALTHSOUTH Corp. (C)
           8.375%, due 10/01/11                          250,275
   35,000  InSight Health Services Corp. (C)
           9.875%, due 11/01/11                           36,225
   30,000  Prime Medical Services, Inc.
           8.750%, due 04/01/08                           26,850
  265,000  Tenet Healthcare Corp.
           8.000%, due 01/15/05                          305,081
  225,000  Triad Hospitals, Inc., Series B
           8.750%, due 05/01/09                          241,875
                                                       1,361,769

           Industrials - 3.05%
   35,000  Actuant Corp.
           13.000%, due 05/01/09                          36,750
  110,000  Blount, Inc.
           7.000%, due 06/15/05                           83,600
   15,000  Blount, Inc.
           13.000%, due 08/01/09                           7,950
  195,000  General Binding Corp.
           9.375%, due 06/01/08                          139,913
   95,000  Manitowoc Co., Inc.
           10.375%, due 05/15/11                          82,457
  270,000  Moog, Inc., Series B
           10.000%, due 05/01/06                         275,400
   20,000  Navistar International Corp., Series B
           9.375%, due 06/01/06                           19,800
   75,000  Numatics, Inc., Series B
           9.625%, due 04/01/08                           33,750
  100,000  Ocean Rig ASA (D)
           10.250%, due 06/01/08                          82,000
   70,000  Synthetic Industries, Inc.
           17.000%, due 06/14/08                          31,500
                                                         793,120

           Machinery - 1.73%
$ 150,000  AGCO Corp. (C)
           9.500%, due 05/01/08                   $      154,500
  120,000  Columbus McKinnon Corp.
           8.500%, due 04/01/08                          105,600
   75,000  Terex Corp.
           8.875%, due 04/01/08                           71,250
  115,000  Terex Corp.
           10.375%, due 04/01/11                         118,450
                                                         449,800

           Media - 6.49%
  105,000  Acme Television LLC, Series B (B)
           10.875%, due 03/28/02                          96,600
   50,000  Allbritton Communications Co., Series B
           9.750%, due 11/30/07                           52,000
  155,000  AMFM, Inc.
           8.000%, due 11/01/08                          163,719
  215,000  Callahan Nordrhein Westfallen (D)
           14.000%, due 07/15/10                         141,900
   20,000  Canwest Media, Inc. (C)(D)
           10.625%, due 05/15/11                          21,000
  150,000  Echostar Broadband Corp.
           10.375%, due 10/01/07                         156,750
  155,000  Ekabel Hessen (D)
           14.500%, due 09/01/10                          83,700
   65,000  LIN Television Corp. (C)
           8.000%, due 01/15/08                           64,350
  130,000  MediaCom Broadband LLC Corp.
           11.000%, due 07/15/13                         137,800
   90,000  MediaCom Capital Co. LLC
           9.500%, due 01/15/13                           91,800
  180,000  Paxson Communications Corp (C)
           10.750%, due 07/15/08                         180,450
  140,000  PRIMEDIA, Inc. (C)
           8.875%, due 05/15/11                          113,400
   95,000  Quebecor Media, Inc.
           11.125%, due 07/15/11                          99,275
   80,000  Radio One, Inc. (C)
           8.875%, due 07/01/11                           83,400
  200,000  Transwestern Publishing Co. (C)
           9.625%, due 11/15/07                          201,250
                                                       1,687,394

           Metals and Mining - 2.61%
  150,000  AK Steel Corp.
           9.125%, due 12/15/06                          149,250
   85,000  Century Aluminum Co. (C)
           11.750%, due 04/15/08                          83,406
   85,000  Commonwealth Industries, Inc.
           10.750%, due 10/01/06                          79,900
   60,000  Doe Run Resources Corp., Series B
           11.250%, due 03/15/05                          19,500
  130,000  Earle M. Jorgensen Co., Series B
           9.500%, due 04/01/05                          117,650
   75,000  Kaiser Aluminum & Chemical Corp.
           9.875%, due 02/15/02                           69,750
   70,000  Luscar Coal Ltd. (C)(D)
           9.750%, due 10/15/11                           72,625

$  65,000  Metal Management, Inc., (E)
           10.000%, due 05/15/08                  $        3,900
   50,000  Russel Metals, Inc. (D)
           10.000%, due 06/01/09                          49,000
   55,000  WCI Steel, Inc., Series B
           10.000%, due 12/01/04                          34,100
                                                         679,081

           Printing - 0.73%
  110,000  Hollinger International Publishing, Inc.
           9.250%, due 03/15/07                          102,850
   50,000  World Color Press, Inc.
           8.375%, due 11/15/08                           52,057
   35,000  World Color Press, Inc.
           7.750%, due 02/15/09                           35,277
                                                         190,184

           Recreation - 9.04%
   55,000  Ameristar Casinos, Inc.
           10.750%, due 02/15/09                          57,475
   80,000  Argosy Gaming Co.
           10.750%, due 06/01/09                          88,400
   55,000  Autotote Corp.
           12.500%, due 08/15/10                          57,750
  210,000  Aztar Corp.
           8.875%, due 05/15/07                          212,100
   45,000  Boyd Gaming Corp.
           9.500%, due 07/15/07                           43,031
  105,000  Boyd Gaming Corp. (C)
           9.250%, due 08/01/09                          105,000
  215,000  Coast Hotels and Casinos, Inc.
           9.500%, due 04/01/09                          213,925
   33,000  Felcor Lodging LP (C)
           8.500%, due 06/01/11                           29,535
  165,000  HMH Properties, Inc., Series C
           8.450%, due 12/01/08                          145,200
  125,000  Horseshoe Gaming Holding Corp., Series B
           8.625%, due 05/15/09                          126,406
  145,000  Isle of Capri Casinos, Inc.
           8.750%, due 04/15/09                          131,225
  140,000  Mandalay Resort Group
           9.500%, due 08/01/08                          140,000
  180,000  MGM Mirage, Inc.
           9.750%, due 06/01/07                          179,100
  110,000  MGM Mirage, Inc.
           8.375%, due 02/01/11                          101,750
  300,000  Park Place Entertainment Corp.
           8.875%, due 09/15/08                          297,000
  210,000  Pinnacle Entertainment, Inc., Series B
           9.250%, due 02/15/07                          172,200
   80,000  Station Casinos, Inc.
           8.875%, due 12/01/08                           74,000
  185,000  Station Casinos, Inc.
           9.875%, due 07/01/10                          176,675
                                                       2,350,772

           Retail - 3.60%
$  60,000  Advance Stores Co., Inc. (C)
           10.250%, due 04/15/08                  $       57,900
   75,000  Amerigas Partner Eagle Finance (C)
           8.875%, due 05/20/11                           77,250
   75,000  Duane Reade, Inc.
           9.250%, due 02/15/08                           72,562
   75,000  Finlay Fine Jewelry Corp.
           8.375%, due 05/01/08                           65,438
  175,000  Fleming Companies, Inc.
           10.125%, due 04/01/08                         182,875
  150,000  J Crew Operating Corp.
           10.375%, due 10/15/07                         120,000
   40,000  Jitney-Jungle Stores of America, Inc. (E)
           12.000%, due 03/01/06                             300
   10,000  Jitney-Jungle Stores of America, Inc. (E)
           10.375%, due 09/15/07                               1
  160,000  K-Mart Corp.
           9.375%, due 02/01/06                          142,694
  230,000  Williams Scotsman, Inc.
           9.875%, due 06/01/07                          217,350
                                                         936,370

           Schools - 0.45%
  120,000  KinderCare Learning Centers, Inc., Series B
           9.500%, due 02/15/09                          116,400


           Technology - 2.57%
   30,000  Amkor Technology, Inc.
           9.250%, due 02/15/08                           25,500
   50,000  Applied Extrusion Technologies, Inc. (C)
           10.750%, due 07/01/11                          52,500
   35,000  Argo-Tech Corp.
           8.625%, due 10/01/07                           22,750
   75,000  Completel Europe N.V., Series B (B)(D)
           14.000%, due 02/15/04                           8,250
   80,000  Fisher Scientific International, Inc.
           9.000%, due 02/01/08                           81,200
  105,000  Flextronics International Ltd. (D)
           9.875%, due 07/01/10                          109,200
  155,000  K & F Industries, Inc., Series B
           9.250%, due 10/15/07                          146,475
   85,000  PSINet, Inc. (E)
           11.000%, due 08/01/09                           5,950
  115,000  Unisys Corp.
           8.125%, due 06/01/06                          115,000
  105,000  Unisys Corp.
           7.875%, due 04/01/08                          101,062
                                                         667,887

           Telecommunications - 11.30%
  115,000  360networks, Inc. (D)(E)
           12.000%, due 08/01/09                             288
   90,000  Adelphia Business Solutions, Inc.
           12.000%, due 11/01/07                           1,800
  125,000  Adelphia Communications Corp., Series B
           8.375%, due 02/01/08                          110,625

$ 135,000  Adelphia Communications Corp.
           9.375%, due 11/15/09                   $      121,500
  175,000  AT&T Canada, Inc. (B)(D)
           9.950%, due 06/15/03                           82,826
  135,000  AT&T Wireless Services, Inc. (C)
           7.875%, due 03/01/11                          146,074
   25,000  Avalon Cable Holdings LLC (B)
           11.875%, due 12/01/03                          19,500
  125,000  Benedek Communications Corp. (B)
           13.250%, due 05/15/06                          70,625
  100,000  Cablevision Systems Corp.
           9.250%, due 11/01/05                          103,100
  100,000  Chancellor Corp., Series B
           8.750%, due 06/15/07                          104,750
  125,000  COLT Telecom Group PLC (B)(D)
           12.000%, due 12/15/01                         104,375
   90,000  Crown Castle International Corp.
           10.750%, due 08/01/11                          85,050
    5,000  Cumulus Media, Inc.
           10.375%, due 07/01/08                           5,125
   60,000  Dobson Communications Corp.
           10.875%, due 07/01/10                          64,350
  315,000  Echostar DBS Corp.
           9.375%, due 02/01/09                          321,300
   75,000  Energis PLC (D)
           9.750%, due 06/15/09                           56,250
   55,000  Focal Communications Corp., Series B (B)
           12.125%, due 02/15/03                          14,850
   30,000  Focal Communications Corp., Series B
           11.875%, due 01/15/10                          10,800
  100,000  Fox Sports Networks, LLC
           8.875%, due 08/15/07                          104,625
   40,000  FrontierVision Holdings LP (B)
           11.875%, due 09/15/07                          41,600
   75,000  FrontierVision Operating Partners LP
           11.000%, due 10/15/06                          76,875
  165,000  Global Crossing Holdings, Ltd. (D)
           8.700%, due 08/01/07                           25,575
   36,000  Granite Broadcasting Corp.
           10.375%, due 05/15/05                          25,200
  175,000  GT Group Telecom, Inc. (B)(D)
           13.250%, due 02/01/05                          32,375
  135,000  Insight Midwest/Insight Capital, Inc.
           9.750%, due 10/01/09                          141,750
  125,000  Jazztel PLC (D)
           14.000%, due 04/01/09                          47,500
  265,000  LIN Holdings Corp. (B)
           10.000%, due 03/01/08                         177,550
  160,000  NTL Communications Corp. (B)
           12.375%, due 10/01/08                          60,800
  180,000  NTL, Inc. (B)
           9.750%, due 04/01/03                           68,400
   59,000  PTC International Finance II S.A. (D)
           11.250%, due 12/01/09                          56,640
   65,000  Spectrasite Holdings, Inc. (B)
           12.000%, due 07/15/03                          21,450

$ 230,000  Spectrasite Holdings, Inc. (B)
           11.250%, due 04/15/04                  $       66,700
   45,000  Spectrasite Holdings, Inc., Series B
           10.750%, due 03/15/10                          25,200
  145,000  Tele1 Europe B.V. (D)
           13.000%, due 05/15/09                          39,150
   70,000  TeleCorp PCS, Inc.
           10.625%, due 07/15/10                          81,200
  150,000  Telemundo Holdings, Inc., Series B (B)
           11.500%, due 08/15/03                         141,187
  115,000  Time Warner Telecom, Inc.
           9.750%, due 07/15/08                           87,400
  190,000  United Pan-Europe, Series B (D)
           10.875%, due 08/01/09                          28,500
   45,000  Voicestream Wireless Co.
           10.375%, due 11/15/09                          51,300
   55,000  XM Satellite Radio Holdings, Inc.
           14.000%, due 03/15/10                          27,500
  105,000  Young Broadcasting, Inc., Series B
           8.750%, due 06/15/07                           87,675
                                                       2,939,340
           Transportation - 0.61%
  170,000  GulfMark Offshore, Inc.
           8.750%, due 06/01/08                          159,800

           Waste Disposal - 1.22%
   70,000  Allied Waste North America Inc., Series B (C)
           8.875%, due 04/01/08                           71,750
  190,000  Allied Waste North America, Inc., Series B
           7.625%, due 01/01/06                          190,475
   55,000  Allied Waste North America, Inc., Series B
           10.000%, due 08/01/09                          55,688
                                                         317,913

           Total Corporate Notes and Bonds            22,232,782
           ( Cost $25,895,880 )


   Shares

COMMON STOCKS - 0.03%

           Communication - 0.01%
      404  Allegiance Telecom, Inc. *                      2,901
      491  Versatel Telecom International N.V., ADR *        491
                                                           3,392

           Technology - 0.02%
    3,750  Completel Europe N.V. *                         5,437

           Total Common Stocks                             8,829
           ( Cost $3 )

PREFERRED STOCKS - 1.40%

           Communication - 0.16%
      475  Rural Cellular Corp., Series B, 11.375% PIK $  40,484

           Finance - 0.46%
    1,200  Fresenius Med Care Capital Trust II, 7.75%    120,000

           Media - 0.49%
      607  Cablevision Systems Corp., Series M            63,128
    1,350  PRIMEDIA, Inc., Series H                       64,800
                                                         127,928

           Telecommunications - 0.29%
    1,015  Crown Castle International Corp., 12.75% PIK   75,141

           Total Preferred Stocks                        363,553
           ( Cost $448,137 )

WARRANTS AND RIGHTS - 0.05%
           Communication - 0.01%
      175  GT Group Telecom, Inc. (C)*                     2,100
       90  Jazztel PLC (C)*                                1,158
                                                           3,258

           Finance - 0.01%
       45  Ono Finance PLC *                               2,205

           Retail - 0.03%
      672  Pathmark Stores, Inc. *                         6,048

           Telecommunications - 0.00%
       55  XM Satellite Radio Holdings, Inc. *14

           Total Warrants and Rights                      11,525
           ( Cost $12,348 )

INVESTMENT COMPANY - 20.41%

5,306,722  State Street Navigator Securities Lending
           Prime Portfolio (F)                         5,306,722

           Total Investment Company                    5,306,722
           ( Cost $5,306,722 )


Par Value

CERTIFICATE OF DEPOSIT - 10.60%

$2,755,116 State Street Eurodollar                     2,755,116

           Total Certificate of Deposit                2,755,116
           ( Cost $2,755,116 )

TOTAL INVESTMENTS  - 118.48%                          30,807,082
( Cost $34,542,168** )
NET OTHER ASSETS AND LIABILITIES  - (18.48)%         (4,805,664)

TOTAL NET ASSETS  - 100.00%                          $26,001,418

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $34,417,724.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 6.78% of total netassets.
     (E)  In Default.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $5,175,125.
     ADR  American Depository Receipt.
     PIK  Payment-In-Kind.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                               Appreciation/
Currency  Settlement Date  Local Amount  Face Amount Value    (Depreciation)
Euro (Sell) 12/18/2001     55,000        S50,600     S49,380       S(1,220)
Euro (Buy)  12/18/2001      9,041          8,182       8,117           (65)
Euro (Sell) 12/18/2001      9,041          8,200       8,117            83
Euro (Sell) 12/18/2001     40,291         36,382      36,174           208
Pound
Sterling (Buy)12/18/2001   22,575         33,073      32,712           361
Pound
Sterling (Sell)12/18/2001  22,575         32,739      32,712            27
                                                                   S 1,112

                GROWTH AND INCOME FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.70%

           Basic Materials - 2.86%
   57,000  Dow Chemical Co.                       $    1,895,250
   62,000  E.I. du Pont de Nemours & Co.               2,479,380
                                                       4,374,630

           Capital Goods - 8.06%
   65,000  Emerson Electric Co.                        3,186,300
  125,000  Honeywell International, Inc.               3,693,750
   72,000  Textron, Inc.                               2,278,800
   59,000  United Technologies Corp.                   3,179,510
                                                      12,338,360

           Communication Services - 7.28%
   46,000  ALLTEL Corp.                                2,628,440
  121,968  AT&T Corp                                   1,860,012
   37,640  AT&T Wireless Services, Inc. *                543,522
   45,000  SBC Communications, Inc.                    1,714,950
  108,000  Sprint Corp. (FON Group)                    2,160,000
   45,020  Verizon Communications                      2,242,446
                                                      11,149,370

           Consumer Cyclical - 5.18%
  169,800  Target Corp.                                5,289,270
   51,200  Wal-Mart Stores, Inc.                       2,631,680
                                                       7,920,950

           Consumer Staples - 12.89%
   41,300  General Mills, Inc.                         1,896,496
   65,000  Kimberly-Clark Corp.                        3,608,150
  170,900  Kroger Co. *                                4,180,214
  141,800  McDonald's Corp.                            3,696,726
   33,300  PepsiCo, Inc.                               1,622,043
  153,000  Sara Lee Corp.                              3,410,370
   70,700  Walt Disney Co.                             1,314,313
                                                      19,728,312

           Energy - 7.94%
   53,306  BP PLC, ADR                                 2,576,812
   34,583  ChevronTexaco Corp.                         3,062,324
   68,300  ExxonMobil Corp.                            2,694,435
   34,300  Schlumberger, Ltd.                          1,660,806
   15,752  Transocean Sedco Forex, Inc.                  474,923
   52,400  Unocal Corp.                                1,687,280
                                                      12,156,580

           Finance - 17.21%
  150,000  Allstate Corp.                              4,707,000
   44,992  Bank of America Corp.                       2,654,078
   75,670  Bank One Corp.                              2,511,487
  115,966  Citigroup, Inc.                             5,278,773
   59,500  FleetBoston Financial Corp.                 1,955,170
   56,000  Household International, Inc.               2,928,800
   73,000  Morgan Stanley Dean Witter & Co.            3,571,160
   95,000  Wachovia Corp. (New)                        2,717,000
   33,100  Wachovia Corp. (DEPs)                          15,888
                                                      26,339,356

           Healthcare - 12.59%
   80,700  American Home Products Corp.            $   4,505,481
   74,000  Baxter International, Inc.                  3,579,380
   98,000  Bristol-Myers Squibb Co.                    5,238,100
   60,100  GlaxoSmithKline PLC, ADR                    3,203,330
   66,200  Guidant Corp. *                             2,747,962
                                                      19,274,253

           Technology - 17.53%
   36,916  Agilent Technologies, Inc. *                  822,119
   29,000  Applied Materials, Inc. *                     989,190
   61,800  Automatic Data Processing, Inc.             3,192,588
  114,500  Compaq Computer Corp.                       1,001,875
   82,900  Computer Associates International, Inc.     2,563,268
   60,800  Computer Sciences Corp. *                   2,183,328
   82,300  EMC Corp.                                   1,013,936
   55,600  Hewlett-Packard Co.                           935,748
   56,300  Intel Corp.                                 1,374,846
   48,800  International Business Machines Corp.       5,273,816
   96,191  Koninklijke (Royal) Philips
           Electronics N.V., ADR                       2,169,107
  166,700  Motorola, Inc.                              2,728,879
  102,700  Nortel Networks Corp.                         596,687
   70,600  Texas Instruments, Inc.                     1,976,094
                                                      26,821,481

           Transportation - 1.15%
   34,000  Burlington Northern Santa Fe Corp.            913,580
   37,000  Delta Air Lines, Inc.                         845,820
                                                       1,759,400

           Utilities - 4.01%
   94,000  Duke Energy Corp.                           3,610,540
   87,500  Williams Cos., Inc.                         2,526,125
                                                       6,136,665

           Total Common Stocks                       147,999,357
           ( Cost $168,165,663 )

INVESTMENT COMPANY - 21.75%

6,169,711  SSgA Prime Money Market Fund                6,169,711
27,112,072 State Street Navigator Securities
           Lending Prime Portfolio (F)                27,112,072

           Total Investment Company                   33,281,783
           ( Cost $33,281,783 )

TOTAL INVESTMENTS  - 118.45%                         181,281,140
( Cost $201,447,446** )
NET OTHER ASSETS AND LIABILITIES - (18.45)%         (28,234,627)
TOTAL NET ASSETS  - 100.00%                       $  153,046,513

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $202,456,717.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $26,169,245.
     ADR  American Depository Receipt.
     DEPs Dividend Equalization Preferred Shares.

              CAPITAL APPRECIATION FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.47%

           Basic Materials - 3.35%
   35,000  Praxair, Inc.                          $    1,651,300
   55,500  Rohm and Haas Co.                           1,802,085
   21,100  Willamette Industries, Inc.                   988,535
                                                       4,441,920

           Capital Goods - 11.35%
   33,900  Celestica, Inc. *                           1,163,448
   91,000  Dover Corp.                                 2,998,450
   60,000  Illinois Tool Works, Inc.                   3,432,000
  128,800  Pall Corp.                                  2,614,640
   61,000  SCI Systems, Inc. *                         1,238,910
   73,000  Tyco International, Ltd.                    3,587,220
                                                      15,034,668

           Communication Services - 6.08%
   91,100  AT&T Wireless Services, Inc. *              1,315,484
   68,800  CenturyTel, Inc.                            2,174,080
   65,500  Sprint Corp. (PCS Group) *                  1,460,650
   68,800  Vodafone Group, PLC, ADR                    1,590,656
  109,000  WorldCom, Inc.                              1,466,050
    3,680  WorldCom, Inc. - MCI Group                     43,608
                                                       8,050,528

           Consumer Cyclical - 4.42%
   67,000  Carnival Corp.                              1,459,260
  129,700  IMS Health, Inc.                            2,771,689
   49,700  PRIMEDIA, Inc. *                              105,861
   65,200  Tiffany & Co.                               1,525,028
                                                       5,861,838

           Consumer Staples - 11.59%
  115,550  Brinker International, Inc. *               2,934,970
  111,000  Cox Communications, Inc., Class A *         4,251,300
   87,000  CVS Corp.                                   2,079,300
  269,900  Liberty Media Corp., Class A *              3,155,131
   70,400  Safeway, Inc. *                             2,932,160
                                                      15,352,861

           Energy - 6.90%
   87,100  Grant Prideco, Inc. *                         791,739
   34,200  Kerr-McGee Corp.                            1,969,920
   32,400  Phillips Petroleum Co.                      1,762,884
   82,100  USX-Marathon Group                          2,265,139
   68,600  Weatherford International, Inc. *           2,348,178
                                                       9,137,860

           Finance - 16.04%
   81,000  ACE, Ltd.                                   2,855,250
   22,200  Chubb Corp.                                 1,516,260
   81,100  Countrywide Credit Industries, Inc.         3,238,323
   52,500  Freddie Mac                                 3,560,550
   52,200  MBIA, Inc.                                  2,404,332
   46,400  SunTrust Banks, Inc.                        2,777,504
   96,100  U.S. Bancorp                                1,708,658
   49,300  Wells Fargo & Co.                           1,947,350
   26,000  Zions Bancorp.                              1,245,920
                                                      21,254,147

           Healthcare - 15.78%
   93,400  Applera Corp. - Applied Biosytems Group     2,725,412
  164,600  Boston Scientific Corp. *                   3,743,004
   71,500  Elan Corp. PLC, ADR *                       3,263,975

   44,500  Genzyme Corp. *                        $    2,400,775
  153,600  HEALTHSOUTH Corp. *                         1,999,872
   39,200  MedImmune, Inc. *                           1,538,208
   93,113  Pharmacia Corp.                             3,772,939
   63,600  QLT, Inc. *                                 1,458,984
                                                      20,903,169

           Technology - 15.65%
   52,700  3Com Corporation                              218,178
  196,200  ADC Telecommunications, Inc. *                892,710
   52,800  Altera Corp. *                              1,066,560
  119,500  Autodesk, Inc.                              3,969,790
  136,400  Cadence Design Systems, Inc. *              2,883,496
   89,900  Conexant Systems, Inc. *                      912,485
   82,700  EMC Corp.                                   1,018,864
  124,800  Gateway, Inc. *                               705,120
  147,900  Keane, Inc. *                               2,094,264
   21,400  KLA-Tencor Corp. *                            874,404
   75,100  Micron Technology, Inc. *                   1,709,276
  122,700  PeopleSoft, Inc. *                          3,652,779
   25,728  VERITAS Software Corp. *                      730,160
                                                      20,728,086

           Transportation - 1.48%
   47,700  FedEx Corp. *                               1,959,516

           Utilities - 3.83%
   61,100  El Paso Corp.                               2,997,566
   79,900  Mirant Corp. *                              2,077,400
                                                       5,074,966

           Total Common Stocks                       127,799,559
           ( Cost $141,588,824 )

INVESTMENT COMPANY - 28.35%

6,555,534  SSgA Prime Money Market Fund                6,555,534
31,002,318 State Street Navigator Securities
           Lending Prime Portfolio (F)                31,002,318

           Total Investment Company                   37,557,852
           ( Cost $37,557,852 )

Par Value

CERTIFICATE OF DEPOSIT - 0.23%

$ 300,000  State Street Eurodollar                       300,000

           Total Certificate of Deposit                  300,000
           ( Cost $300,000 )

TOTAL INVESTMENTS  - 125.05%                         165,657,411
( Cost $179,446,676** )
NET OTHER ASSETS AND LIABILITIES  - (25.05)%        (33,189,157)
TOTAL NET ASSETS  - 100.00%                       $  132,468,254

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $180,573,649.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $29,968,614.
     ADR  American Depository Receipt.

                     MID-CAP FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 95.61%

           Basic Materials - 4.75%
    5,100  Air Products & Chemicals, Inc.         $      204,204
    5,900  Freeport-McMoRan Copper & Gold, Inc. *         65,490
    1,600  Martin Marietta Materials, Inc.                63,872
    6,300  Mead Corp.                                    169,092
    4,400  Sigma-Aldrich Corp.                           165,088
    2,500  Universal Corp.                                80,850
   11,200  Westvaco Corp.                                274,960
                                                       1,023,556

           Capital Goods - 10.69%
    2,700  Albany International Corp., Class A *          52,650
    8,200  Avery Dennison Corp.                          379,660
    1,300  Black Box Corp. *                              58,539
    1,800  Carlisle Cos., Inc.                            53,784
    1,200  Curtiss-Wright Corp.                           55,560
    6,500  Danaher Corp.                                 362,310
    6,500  Eaton Corp.                                   425,360
    2,100  Graco, Inc.                                    68,250
    2,800  Granite Construction, Inc.                     69,720
   11,400  Ingersoll-Rand Co.                            425,220
    1,100  Liqui-Box Corp.                                46,031
    3,000  Molex, Inc.                                    86,790
    1,600  Parker-Hannifin Corp.                          57,440
    1,000  Teleflex, Inc.                                 40,000
    3,200  Trex Cos., Inc. *                              44,768
    2,700  United Stationers, Inc. *                      75,735
                                                       2,301,817

           Consumer Cyclical - 10.25%
   20,700  Belo Corp., Class A                           353,970
   11,500  Ethan Allen Interiors, Inc.                   368,115
    1,900  Gentex Corp. *                                 45,220
    4,800  Guitar Center, Inc. *                          66,192
    1,300  Hibbett Sporting Goods, Inc. *                 35,100
   10,100  Interpublic Group of Companies, Inc.          226,745
    5,000  J. Jill Group, Inc. *                          76,400
    2,800  Lancaster Colony Corp.                         87,248
    8,500  Linens 'N Things, Inc. *                      154,700
    1,400  O'Reilly Automotive, Inc. *                    39,564
    8,800  RadioShack Corp.                              219,912
    1,200  Simpson Manufacturing Co., Inc. *              61,680
   16,500  Toys        Us, Inc. *                        313,500
    4,300  Tractor Supply Co. *                          116,100
    3,500  Wilsons The Leather Experts, Inc. *            42,420
                                                       2,206,866

           Consumer Staples - 9.79%
    4,600  Adelphia Communications Corp., Class A *      101,798
    1,950  Applebee's International, Inc.                 58,695
    1,300  CEC Entertainment, Inc. *                      50,362
   18,800  Charter Communications, Inc., Class A *       265,832
   21,500  Hain Celestial Group, Inc. *                  423,980
   18,000  Manpower, Inc.                                514,080
    5,200  McCormick & Co., Inc.                         227,552
   12,200  Outback Steakhouse, Inc. *                    351,970
    3,200  Riviana Foods, Inc.                            57,600
    2,700  SUPERVALU, Inc.                                57,618
                                                       2,109,487

           Energy - 4.39%
    9,300  BJ Services Co. *                      $      237,987
    1,300  CARBO Ceramics, Inc.                           47,294
   11,400  ENSCO International, Inc.                     225,720
    2,200  Patina Oil & Gas Corp.                         59,290
   18,000  Petroleum Geo-Services ASA (PGS), ADR *       106,380
    4,500  Smith International, Inc. *                   212,850
    2,800  St. Mary Land & Exploration Co.                57,316
                                                         946,837

           Finance - 20.07%
    2,400  AMB Property Corp.                             58,344
    9,000  AMBAC Financial Group, Inc.                   432,000
    1,700  American Capital Strategies, Ltd.              42,109
    1,700  American Financial Holdings, Inc.              43,146
    4,500  Annaly Mortgage Management, Inc.               61,875
    2,200  Annuity and Life Re (Holdings), Ltd.           51,128
    4,100  Anthracite Capital, Inc.                       40,754
    1,900  Arden Realty, Inc.                             46,797
    8,600  Associated Banc-Corp.                         296,012
    2,800  Bank of Bermuda, Ltd.                         121,100
    7,200  Bear Stearns Co., Inc.                        388,800
    3,200  Cabot Industrial Trust                         76,224
    9,542  CNA Financial Corp. *                         240,268
    7,900  Compass Bancshares, Inc.                      197,737
    8,700  First Tennessee National Corp.                300,585
    3,500  Getty Realty Corp.                             59,990
   10,600  Hibernia Corp.                                161,120
    1,500  IPC Holdings, Ltd                              42,150
    2,400  Liberty Property Trust                         64,320
    5,100  Marshall & Ilsley Corp.                       299,064
    4,600  MGIC Investment Corp.                         238,004
    2,900  Mid-Atlantic Realty Trust                      40,600
    4,300  Pacific Century Financial Corp.               100,190
    1,600  Principal Financial Group, Inc. *              36,000
    8,000  Radian Group, Inc.                            270,960
    4,000  RAIT Investment Trust                          66,800
    2,900  Reckson Assoc. Realty Corp.                    66,700
    2,700  Reinsurance Group of America, Inc              85,239
    3,300  Sky Financial Group, Inc.                      65,769
    1,100  Sun Communities, Inc.                          41,250
    4,400  TCF Financial Corp.                           184,800
    1,700  Texas Regional Bancshares, Inc.                56,950
    7,200  Universal American Financial Corp. *           45,504
                                                       4,322,289

           Healthcare - 11.77%
   12,900  Apogent Technologies, Inc. *                  302,118
    4,200  Biogen, Inc. *                                231,000
    9,200  Celgene Corp. *                               302,864
    4,900  Chiron Corp. *                                263,718
    2,500  CorVel Corp. *                                 75,000
    1,300  DENTSPLY International, Inc.                   58,487
   12,200  ICN Pharmaceuticals, Inc.                     295,362
   12,100  IDEXX Laboratories, Inc. *                    304,920
    1,800  Ocular Sciences, Inc. *                        41,526
   17,400  Omnicare, Inc.                                345,912
    1,200  Orthofix International N.V. *                  38,520
    1,800  PolyMedica Corp. *                             29,700
    2,700  Varian Medical Systems, Inc. *                181,170
    2,600  Young Innovations, Inc. *                      65,000
                                                       2,535,297

           Technology - 15.16%
    2,000  Affiliated Computer Services Inc., Class A *$ 176,100
   14,400  Andrew Corp. *                                261,648
    7,800  ANSYS, Inc. *                                 163,722
   10,100  Arrow Electronics, Inc. *                     246,945
   25,000  Atmel Corp. *                                 198,750
   11,000  ATMI, Inc. *                                  209,660
   13,500  Axcelis Technologies, Inc. *                  176,985
    6,200  Cable Design Technologies Corp. *              79,236
      500  Handspring, Inc. *                                980
    1,300  Investment Technology Group, Inc. *            83,733
   14,000  LSI Logic Corp. *                             237,300
    9,100  McDATA Corp., Class B *                       142,597
    3,900  Pericom Semiconductor Corp. *                  52,455
   11,400  Quantum Corp.-DLT & Storage Systems *          96,102
    8,500  Storage Technology Corp. *                    159,545
    8,300  StorageNetworks, Inc. *                        41,583
   11,500  SunGard Data Systems, Inc. *                  289,800
    5,700  Synopsys, Inc. *                              267,900
    6,200  Teradyne, Inc. *                              142,910
    7,900  Varian Semiconductor Equipment, Inc. *        237,316
                                                       3,265,267

           Transportation - 0.79%
    7,500  Airborne, Inc.                                 74,925
    2,500  EGL, Inc. *                                    30,225
    2,100  USFreightways Corp.                            65,331
                                                         170,481

           Utilities - 7.95%
   13,200  Cleco Corp.                                   265,452
    8,000  Constellation Energy Group                    178,960
      900  Hawaiian Electric Industries, Inc.             33,498
      900  MDU Resources Group, Inc.                      21,879
    1,400  Peoples Energy Corp.                           53,606
    7,000  PPL Corp.                                     239,050
    7,200  Progress Energy, Inc.                         303,624
    2,000  Questar Corp.                                  44,000
    8,300  UtiliCorp United, Inc.                        245,929
    2,100  WGL Holdings, Inc.                             56,826
   12,100  Wisconsin Energy Corp.                        268,741
                                                       1,711,565

           Total Common Stocks                        20,593,462
           ( Cost $21,947,847 )

CONVERTIBLE BONDS - 0.04%
           Basic Materials - 0.04%
$   8,000  Freeport-McMoRan Copper & Gold, Inc. (C)
           8.250%, due 01/31/06                   $        8,040

           Total Convertible Bonds                         8,040
           ( Cost $8,000 )

   Shares

INVESTMENT COMPANY - 22.51%

  968,206  SSgA Prime Money Market Fund                  968,206
3,879,995  State Street Navigator Securities Lending
           Prime Portfolio (F)                         3,879,995

           Total Investment Company                    4,848,201
           ( Cost $4,848,201 )

TOTAL INVESTMENTS  - 118.16%                          25,449,703
( Cost $26,804,048** )
NET OTHER ASSETS AND LIABILITIES  - (18.16)%          (3,912,320)
TOTAL NET ASSETS  - 100.00%                       $   21,537,383

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $26,816,834.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $3,728,946.
     ADR  American Depository Receipt.

                EMERGING GROWTH FUND-- Portfolio of Investments
                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 94.35%

           Basic Materials - 0.08%
      360  Praxair, Inc.                          $       16,985

           Capital Goods - 6.96%
    1,716  Celestica, Inc. *                              58,893
    1,380  Danaher Corp.                                  76,921
      611  General Dynamics Corp.                         49,858
    2,460  General Electric Co.                           89,569
    5,770  Harley-Davidson, Inc.                         261,150
      800  International Paper Co.                        28,640
      400  Lockheed Martin Corp.                          19,508
      600  Minnesota Mining and Manufacturing Co.         62,628
   15,411  Tyco International, Ltd.                      757,296
                                                       1,404,463

           Communication Services - 2.66%
    7,560  AT&T Wireless Services, Inc. *                109,166
    2,500  Comcast Corp. *                                89,600
      900  Crown Castle International Corp. *             10,530
    6,910  Enterasys Networks, Inc. *                     55,004
      795  Macrovision Corp. *                            19,565
      600  Radio One, Inc., Class D *                      6,930
    8,345  Sprint Corp. (PCS Group) *                    186,093
    2,448  Vodafone Group, PLC, ADR                       56,598
      256  WorldCom, Inc.                                  3,443
        9  WorldCom, Inc. - MCI Group                        107
                                                         537,036

           Consumer Cyclical - 6.51%
    2,200  Accenture Ltd., Class A *                      38,654
    2,220  Barnes & Noble, Inc. *                         81,585
    1,517  Bed Bath & Beyond, Inc. *                      38,016
    1,480  BJ's Wholesale Club, Inc. *                    75,140
    6,620  Cendant Corp. *                                85,795
      750  Chico's FAS, Inc. *                            19,500
    3,327  Costco Wholesale Corp. *                      125,860
      970  Family Dollar Stores, Inc.                     27,994
    2,665  Home Depot, Inc.                              101,883
    6,790  IMS Health, Inc.                              145,102
      800  Iron Mountain, Inc. *                          31,240
      300  Kohl's Corp. *                                 16,683
    6,021  Lowe's Cos., Inc.                             205,316
      650  McGraw Hill Cos., Inc.                         34,177
    1,010  NBTY, Inc., UK *                                8,615
    2,050  NIKE, Inc., Class B                           101,188
      900  Reed International PLC                          7,361
    1,840  Robert Half International, Inc. *              37,959
      800  Ross Stores, Inc.                              25,040
    1,210  Target Corp.                                   37,692
    1,334  Wal-Mart Stores, Inc.                          68,568
                                                       1,313,368

           Consumer Staples - 3.21%
    1,175  Applebee's International, Inc.                 35,367
      550  Avon Products, Inc.                            25,756
      900  Brinker International, Inc. *                  22,860
      780  CEC Entertainment, Inc. *                      30,217
    8,728  Charter Communications, Inc., Class A *       123,414
      635  Constellation Brands, Inc., Class A *          26,060
      200  Darden Restaurants, Inc.                        6,404

    1,920  Gillette Co.                           $       59,693
      475  Krispy Kreme Doughnuts, Inc. *                 16,611
    8,358  Kroger Co. *                                  204,437
      480  PepsiCo, Inc.                                  23,381
    1,415  Safeway, Inc. *                                58,935
      170  Smithfield Foods, Inc. *                        3,579
      600  Starbucks Corp. *                              10,272
                                                         646,986

           Education - 0.32%
      705  Apollo Group, Inc., Class A *                  28,658
      390  Corinthian Colleges, Inc. *                    14,247
      170  Education Management Corp. *                    5,865
      700  Sylvan Learning Systems, Inc. *                15,680
                                                          64,450

           Energy - 1.43%
    1,000  Anadarko Petroleum Corp.                       57,050
      300  EOG Resources, Inc.                            10,611
    1,205  Global Marine, Inc. *                          19,401
    2,460  Grant Prideco, Inc. *                          22,361
      720  Nabors Industries, Inc. *                      22,133
    1,231  Noble Drilling Corp. *                         37,607
    3,620  Santa Fe International Corp.                   88,111
      220  Total Fina Elf S.A., Series B                  30,869
                                                         288,143

           Finance - 4.63%
    2,200  ACE, Ltd.                                      77,550
    1,745  Bank of America Corp.                         102,938
    6,575  Citigroup, Inc.                               299,294
      285  Compass Bancshares, Inc.                        7,134
      100  First Tennessee National Corp.                  3,451
    1,270  FleetBoston Financial Corp.                    41,732
    5,415  Freddie Mac                                   367,245
      500  Instinet Group, Inc. *                          4,800
      540  Principal Financial Group, Inc. *              12,150
      784  Southtrust Corp.                               17,765
                                                         934,059

           Financial Services - 6.68%
    2,616  AFLAC, Inc.                                    63,987
    3,568  American International Group, Inc.            280,445
      310  Aon Corp.                                      11,792
      800  Arthur J. Gallagher & Co.                      29,232
    2,710  BISYS Group, Inc. *                           140,974
      510  Capital One Financial Corp.                    21,068
      900  CIGNA Corp.                                    65,610
    3,840  Fiserv, Inc. *                                142,810
    2,403  Goldman Sachs Group, Inc.                     187,819
      900  Hartford Financial Services Group, Inc.        48,600
      280  Lehman Brothers Holdings, Inc.                 17,489
    1,400  Mellon Financial Corp.                         47,040
    1,245  Merrill Lynch & Co., Inc.                      54,419
    2,200  MetLife, Inc.                                  59,180
      200  Providian Financial Corp.                         778
    3,016  St. Paul Cos., Inc.                           138,434
      280  State Street Corp.                             12,751
    1,098  UnumProvident Corp.                            24,628
                                                       1,347,056

           Healthcare - 17.95%
    4,765  Abbott Laboratories                    $      252,450
      470  AdvancePCS *                                   28,562
    1,596  Allergan, Inc.                                114,577
    4,600  American Home Products Corp.                  256,818
    1,185  AmerisourceBergen Corp. *                      75,319
    1,711  Andrx Group *                                 111,095
      660  Anthem, Inc. *                                 27,641
    7,095  Applera Corp. - Applied Biosytems Group       207,032
      490  Barr Laboratories, Inc. *                      35,672
      455  Baxter International, Inc.                     22,008
    2,538  Biovail Corp. *                               119,946
      842  Cardinal Health, Inc.                          56,507
    1,200  Caremark Rx, Inc. *                            16,080
    2,270  Eli Lilly & Co.                               173,655
    2,190  Express Scripts, Inc., Class A *               89,659
    1,035  Forest Laboratories, Inc. *                    76,983
    2,560  Genentech, Inc. *                             133,760
    2,150  Genzyme Corp. *                               115,992
      785  Gilead Sciences, Inc. *                        49,376
    4,770  Guidant Corp. *                               198,003
      200  ICN Pharmaceuticals, Inc.                       4,842
    1,330  IDEC Pharmaceuticals Corp. *                   79,773
    1,035  ImClone Systems, Inc. *                        63,332
      700  Immunex Corp. *                                16,723
    2,000  IVAX Corp. *                                   41,100
    1,065  Johnson & Johnson                              61,674
    1,564  Laboratory Corporation of
           America Holdings *                            134,817
    1,700  Lincare Holdings, Inc. *                       43,690
    1,155  McKesson HBOC, Inc.                            42,723
      500  Millennium Pharmaceuticals, Inc. *             12,730
      850  Mylan Laboratories, Inc.                       31,340
    3,423  Pfizer, Inc.                                  143,424
    5,200  Pharmacia Corp.                               210,704
    1,385  Quest Diagnostics, Inc. *                      90,551
    2,915  Sanofi-Synthelabo SA                          192,054
    2,170  Schering-Plough Corp.                          80,681
      502  Serono, S.A., ADR                               9,608
      300  Shire Pharmaceuticals Group PLC *              13,410
    1,027  Tenet Healthcare Corp. *                       59,073
    1,775  Teva Pharmaceutical Industries, Ltd., ADR     109,695
      200  Watson Pharmaceuticals, Inc. *                  9,536
       60  Wellpoint Health Networks, Inc. *               6,695
                                                       3,619,310

           Media - 0.36%
      700  Hispanic Broadcasting Corp. *                  11,732
      300  Meredith Corp.                                  9,900
      200  New York Times Co., Class A                     8,250
      800  Tribune Co.                                    24,160
      995  USA Networks, Inc. *                           18,348
                                                          72,390

           Technology - 35.53%
      615  Activision, Inc. *                     $       22,232
    1,930  Adobe Systems, Inc. *                          50,952
    2,120  Advanced Fibre Communications, Inc. *          39,496
      580  Advanced Micro Devices, Inc. *                 5,707
    2,665  Affiliated Computer Services Inc., Class A *  234,653
    2,750  Akamai Technologies, Inc. *                     8,690
    4,760  Altera Corp. *                                 96,152
    7,679  Analog Devices, Inc. *                        291,802
    4,110  AOL Time Warner, Inc. *                       128,273
      694  Applied Materials, Inc. *                      23,672
    1,100  ARM Holdings PLC, ADR *                        16,940
    2,010  ASM International N.V. *                       31,979
    3,190  Atmel Corp. *                                  25,361
    3,825  Automatic Data Processing, Inc.               197,599
    2,640  BEA Systems, Inc. *                            32,050
    1,730  BMC Software, Inc. *                           26,071
      900  Brocade Communications Systems, Inc. *         22,095
    1,250  Brooks Automation, Inc. *                      40,350
      200  CacheFlow, Inc. *                                 402
    9,780  Cadence Design Systems, Inc. *                206,749
      130  CheckFree Corp. *                               1,830
    1,700  Cirrus Logic, Inc. *                           18,921
   10,500  Cisco Systems, Inc. *                         177,660
    1,060  Citrix Systems, Inc. *                         24,804
    7,465  Clear Channel Communications, Inc. *          284,566
    3,130  Computer Associates International, Inc.        96,780
    9,890  Concord EFS, Inc. *                           270,689
      530  Cypress Semiconductor Corp. *                  10,468
    6,025  Dell Computer Corp. *                         144,480
    3,110  DST Systems, Inc. *                           127,355
      610  eBay, Inc. *                                   32,013
      245  Electronic Arts, Inc *                         12,608
      361  Electronic Data Systems Corp.                  23,238
    5,733  EMC Corp.                                      70,631
    2,100  Emulex Corp. *                                 49,728
    1,675  Extreme Networks, Inc. *                       19,581
    1,460  Fairchild Semiconductor Corp., Class A *       31,025
    2,880  First Data Corp.                              194,602
    1,690  Flextronics International, Ltd. *              33,631
    5,305  Fox Entertainment Group, Inc., Class A *      116,763
    1,910  i2 Technologies, Inc. *                         8,710
      350  Intel Corp.                                     8,547
      582  International Business Machines Corp.          62,897
    3,980  Intersil Corp., Class A *                     130,345
    1,500  Juniper Networks, Inc. *                       33,435
      804  KLA-Tencor Corp. *                             32,851
    3,545  Lam Research Corp. *                           67,213
    2,600  Legato Systems, Inc. *                         21,814
    3,100  Lexmark International, Inc. *                 138,725
    1,945  LSI Logic Corp. *                              32,968
    1,406  LTX Corp. *                                    23,143
      400  Marvell Technology Group Ltd. *                 9,736
      200  Maxim Integrated Products, Inc. *               9,150
      300  McDATA Corp., Class B *                         4,701
    2,640  McDATA Corp., Class A *                        38,834
      780  Mercury Interactive Corp. *                    18,580
    1,260  Microchip Technology, Inc. *                   39,337
    1,848  Micron Technology, Inc. *                      42,060
    6,935  Microsoft Corp. *                      $      403,270
    3,660  Motorola, Inc.                                 59,914
      510  Netegrity, Inc. *                               5,987
      990  Network Appliance, Inc. *                      13,167
    3,131  Novellus Systems, Inc. *                      103,417
      200  NVIDIA Corp. *                                  8,572
   24,615  Oracle Corp. *                                333,779
    2,220  Palm, Inc. *                                    5,461
    5,300  PeopleSoft, Inc. *                            157,781
    4,210  Peregrine Systems, Inc. *                      60,792
      200  Powerwave Technologies, Inc *                   3,060
    4,645  QLogic Corp. *                                182,781
    1,940  Quest Software, Inc. *                         28,712
    7,500  Rational Software Corp. *                      98,400
      500  RF Micro Devices, Inc. *                       10,220
    2,572  Riverstone Networks, Inc. *                    32,716
      270  SAP AG                                         27,928
      440  Siebel Systems, Inc. *                          7,185
      100  SPX Corp. *                                     9,960
    3,940  STMicroelectronics N.V.                       110,202
    2,300  StorageNetworks, Inc. *                        11,523
   13,705  Sun Microsystems, Inc. *                      139,106
    5,700  SunGard Data Systems, Inc. *                  143,640
      200  Symbol Technologies, Inc.                       2,570
      557  Synopsys, Inc. *                               26,179
    2,960  Tekelec, Inc. *                                56,832
    3,410  Tektronix, Inc.                                67,177
      300  Teledyne Technologies, Inc. *                   4,551
    7,490  Texas Instruments, Inc.                       209,645
      230  THQ, Inc. *                                    11,454
    1,600  TranSwitch Corp. *                              5,296
      100  Univision Communications, Inc., Class A *       2,500
    4,195  VeriSign, Inc. *                              162,388
    9,514  VERITAS Software Corp. *                      270,007
    8,420  Viacom, Inc., Class B *                       307,414
      580  WatchGuard Technologies, Inc. *                 5,249
    1,440  webMethods, Inc. *                             13,234
    3,015  Xilinx, Inc. *                                 91,716
      760  Zarlink Semiconductor, Inc. *                   5,768
                                                       7,165,197

           Telecommunications - 5.91%
    1,340  Amdocs Ltd. *                                  34,987
    6,940  American Tower Corp., Class A *                76,479
    6,336  CIENA Corp. *                                 103,023
    1,240  CNET Networks, Inc *                            6,126
    7,231  Comverse Technology, Inc. *                   136,015
    9,000  EchoStar Communications Corp., Class A *      208,710
    1,638  Entercom Communications Corp. *                55,201
    2,160  Nextel Partners, Inc., Class A *               11,556
    7,350  Nokia Oyj, ADR                                150,748
      300  ONI Systems Corp. *                             1,467
    5,030  QUALCOMM, Inc. *                              247,074
    6,628  Qwest Communications International, Inc.       85,833
    3,290  Time Warner Telecom, Inc. *                    36,058
      140  Triton PCS Holdings, Inc., Class A *            4,505
    1,385  Westwood One, Inc. *                           32,949
                                                       1,190,731

           Utilities - 2.12%
    3,696  AES Corp. *                            $       51,190
    1,068  Calpine Corp. *                                26,433
    4,957  Dynegy, Inc., Class A                         177,956
    3,486  El Paso Corp.                                 171,023
                                                         426,602

           Total Common Stocks                        19,026,776
           ( Cost $20,800,537 )

INVESTMENT COMPANY - 25.25%

5,091,475  State Street Navigator Securities Lending
           Prime Portfolio (F)                         5,091,475

           Total Investment Company                    5,091,475
           ( Cost $5,091,475 )

Par Value

CERTIFICATE OF DEPOSIT - 5.36%

$1,081,293 State Street Eurodollar                     1,081,293

           Total Certificate of Deposit                1,081,293
           ( Cost $1,081,293 )

TOTAL INVESTMENTS  - 124.96%                          25,199,544
( Cost $26,973,305** )
NET OTHER ASSETS AND LIABILITIES  - (24.96)%          (5,033,811)
TOTAL NET ASSETS  - 100.00%                       $   20,165,733

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $29,032,753.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $4,920,507.
     ADR  American Depository Receipt.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                  Appreciation/
Currency       Settlement Date Local Amount  Face Amount  Value  (Depreciation)
Australian
Dollar (Buy)   12/18/2001         15,838     S 8,141     S 7,943   S(198)
Australian
Dollar (Buy)   12/18/2001          5,909       3,033       2,963      70
Australian
Dollar (Sell)  12/18/2001         21,747      11,156      10,907     249
Japanese
Yen (Buy)      12/18/2001        392,023       3,325       3,209    (116)
Japanese
Yen (Buy)      12/18/2001      2,005,671      17,012      16,416    (596)
Japanese
Yen (Sell)     12/18/2001      2,392,023      20,445      19,578     867
Japanese
Yen (Sell)     12/18/2001          5,671          48         046       2
                                                                  ______
                                                                   S 138

              INTERNATIONAL STOCK FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 94.41%

           Argentina - 0.06%
    3,630  Grupo Financiero Galicia S.A., ADR        $    19,965

           Australia - 0.78%
   40,100  BHP, Ltd.                                     180,085
   12,000  TABCORP Holdings, Ltd.                         60,227
                                                         240,312

           Belgium - 0.55%
    2,400  Ackermans & van Haaren N.V.                    60,335
    8,556  Creyf's N.V. S.A.                             107,740
      456  Creyf's N.V.                                        4
                                                         168,079

           Brazil - 1.51%
    4,200  Companhia Brasileira de Distribuicao
           Grupo Pao de Acucar, ADR                       63,756
    7,700  Companhia de Bebidas das Americas, ADR        125,048
   20,400  Companhia Paranaense de Energia-
           Copel, ADR                                     97,920
    9,200  Embratel Participacoes, S.A., ADR              24,840
    3,200  Petroleo Brasileiro, S.A., ADR                 64,000
    6,514  Tele Norte Leste Participacoes, S.A., ADR      66,182
    3,900  Telesp Celular Participacoes, S.A., ADR        19,695
                                                         461,441

           Chile - 0.46%
    5,900  Administradora de Fondas de
           Pensiones Provida, S.A., ADR                  142,190

           Croatia - 0.09%
    3,100  Pliva d.d., GDR (C)                            26,625

           Czech Republic - 0.02%
      700  Ceska Sporitelna, S.A. *                        5,473

           Egypt - 0.19%
    7,700  Commercial International Bank, GDR (C)         57,365

           Finland - 1.60%
    7,700  Amer Group, Ltd.                              190,458
    5,960  UPM-Kymmene Oyj                               193,522
    4,400  Vaisala Oyj                                   106,459
                                                         490,439

           France - 11.20%
   23,800  Alcatel S.A., Series A                        358,993
    5,150  Alstom                                         78,654
    2,600  Aventis S.A.                                  191,178
   16,260  Axa                                           355,389
    3,810  BNP Paribas, S.A.                             316,646
    3,800  Carbone-Lorraine, S.A.                        105,579
    1,030  Compagnie de Saint-Gobain                     143,134
    7,500  GrandVision S.A.                              113,668
    6,500  Lagardere S.C.A.                              229,063
    4,300  Neopost, S.A. *                               127,632
   12,765  Suez Lyonnaise des Eaux, S.A.                 401,048
    3,680  Total Fina Elf S.A., Series B                 516,356
    2,300  Union Financiere de France Banque S.A.         71,992
    8,980  Vivendi Universal S.A.                        419,199
                                                       3,428,531

           Germany - 2.92%
      810  Allianz AG                             $      190,735
    9,200  Bayerische Hypo-und Vereinsbank AG            283,582
    4,600  E.On AG                                       239,559
    5,600  Hawesko Holding AG                             90,665
      700  Software AG                                    27,779
    3,011  Techem AG *                                    60,665
                                                         892,985

           Hong Kong - 2.70%
    9,420  China Mobile (Hong Kong), Ltd., ADR *         143,373
    5,460  CNOOC, Ltd., ADR                              107,180
   88,000  Esprit Holdings, Ltd.                          92,513
   34,000  Hutchison Whampoa, Ltd.                       274,615
   30,000  Shaw Brothers (Hong Kong), Ltd.                22,115
  656,000  Tingyi (Cayman Islands) Holdings Corp.         96,718
   44,000  Yue Yuen Industrial Holdings, Ltd.             89,128
                                                         825,642

           Hungary - 0.54%
    2,180  Gedeon Richter Rt.                            118,306
    2,950  Magyar Tavkozlesi Rt., ADR                     45,873
                                                         164,179

           India - 1.25%
    3,250  Hindalco Industries, Ltd., GDR                 37,853
   15,700  Hindustan Lever, Ltd.                          70,452
    2,700  ITC, Ltd.                                      38,652
    4,800  Larsen & Toubro, Ltd., GDR (C)                 33,197
    6,000  Larsen & Toubro, Ltd.                          20,748
   12,600  Reliance Industries, Ltd.                      67,057
   29,300  State Bank of India                           113,744
                                                         381,703

           Indonesia - 0.52%
  362,500  PT Hanjaya Mandala Sampoerna Tbk              103,819
   10,600  PT Telekomunikasi Indonesia, ADR               55,120
                                                         158,939

           Ireland - 0.93%
    3,700  Elan Corp. PLC, ADR *                         168,905
  188,025  Waterford Wedgwood PLC                        115,001
                                                         283,906

           Israel - 0.40%
   35,100  Bank Hapoalim, Ltd.                            68,152
      600  Check Point Software Technologies, Ltd. *      17,712
      570  Teva Pharmaceutical Industries, Ltd., ADR      35,226
                                                         121,090

           Italy - 5.34%
   19,020  Alleanza Assicuraziono                        195,881
    2,500  Campari Group SpA *                            54,979
   36,900  ENI SpA                                       462,001
    8,600  Industrie Natuzzi SpA, ADR                    100,104
   36,600  Interpump Group SpA                           124,766
   28,500  San Paolo - IMI SpA                           299,152
   47,800  Telecom Italia SpA                            398,552
                                                       1,635,435

           Japan - 15.37%
    1,700  ACOM Co., Ltd.                         $      141,777
    1,200  ADERANS Co., Ltd.                              43,086
    8,000  Canon, Inc.                                   232,404
    5,000  Diamond Lease Co., Ltd.                        60,753
       70  East Japan Railway Co.                        407,279
   23,000  Fujitsu, Ltd.                                 170,044
    6,000  Hitachi Medical Corp.                          56,551
   43,000  Hitachi, Ltd.                                 292,994
    1,800  Hokuto Corp.                                   77,849
    3,900  IMPACT 21 Co., Ltd.                            49,329
    7,000  Japan Digital Laboratory Co., Ltd.             67,118
   13,000  Kao Corp.                                     307,642
    2,400  KOSE Corp.                                     77,947
    4,000  Maruichi Steel Tube, Ltd.                      45,012
    1,500  Meitec Corp.                                   39,169
    3,000  Ministop Co., Ltd.                             44,922
   62,000  Nikko Securities Co., Ltd.                    334,424
    4,000  Nippon Ceramic Co., Ltd.                       53,205
   12,000  Nippon Shinyaku Co., Ltd.                      71,288
   53,000  Nissan Motor Co., Ltd.                        233,547
       18  NTT DoCoMo, Inc.                              243,829
    2,700  Orix Corp.                                    235,971
    3,000  Secom Techno Service Co., Ltd.                 75,401
    6,800  Sony Corp.                                    256,918
   43,000  Sumitomo Trust & Banking Co., Ltd.            239,308
   16,400  Toyota Motor Corp.                            397,470
   13,000  Yamanouchi Pharmaceutical Co., Ltd.           385,083
       40  Yoshinoya D&C Co., Ltd.                        64,629
                                                       4,704,949

           Mexico - 2.23%
   55,700  Carso Global Telecom                          104,239
    2,954  Cemex S.A. de C.V., ADR                        67,942
    3,470  Fomento Economico Mexicano,
           S.A. de C.V., ADR                             107,570
   38,800  Grupo Financiero Banorte,
           S.A. de C.V., Class O *                        62,567
    8,741  Grupo Iusacell S.A. de C.V., ADR *             22,814
    2,300  Grupo Televisa, S.A., GDR *                    70,035
   26,900  Kimberly-Clark de Mexico,
           S.A. de C.V., Class A                          73,118
    2,100  Telefonos de Mexico S.A., ADR, Class L         71,526
    5,000  Tubos de Acero de Mexico, S.A., ADR            47,000
   25,600  Wal-Mart de Mexico S.A. de C.V., Series C      55,281
                                                         682,092

           Netherlands - 11.34%
   30,000  ABN AMRO Holding N.V.                  $      457,640
    8,000  Akzo Nobel N.V.                               327,759
   11,700  Fortis N.V.                                   276,770
    2,650  Fugro N.V.                                    135,266
   12,300  Head N.V.                                      39,938
    8,375  Heineken N.V.                                 307,719
    6,730  Hunter Douglas N.V.                           152,846
    9,700  ING Groep N.V.                                241,673
    5,900  Internatio-Muller N.V.                        108,523
   22,763  Koninklijke (Royal) Philips Electronics N.V.  516,768
    6,300  N.V. Holdingmaatschappij De Telegraaf          94,404
    2,222  PinkRoccade N.V.                               46,467
    9,200  Royal Dutch Petroleum Co.                     467,534
    6,078  United Services Group N.V.                    102,504
    9,350  Wolters Kluwer N.V.                           196,118
                                                       3,471,929

           Norway - 0.29%
    6,300  Ekornes ASA                                    45,659
   27,300  Merkantildata ASA *                            17,116
   19,000  P4 Radio Hele Norge ASA                        25,619
                                                          88,394

           Panama - 0.08%
    1,500  Panamerican Beverages, Inc., Class A           23,760

           Peru - 0.13%
    5,100  Credicorp, Ltd.                                41,310

           Philippines - 0.28%
    6,700  Philippine Long Distance Telephone Co., ADR    48,307
   45,000  San Miguel Corp., Class B                      38,980
                                                          87,287

           Portugal - 1.06%
   40,966  Portugal Telecom, SGPS, S.A.                  324,252

           Russia - 0.70%
    3,180  Mobile Telesystems, ADR *                      90,058
    2,800  OAO Lukoil Holding, ADR                       124,267
                                                         214,325

           Singapore - 1.79%
   32,000  Over-Seas Chinese Banking Corp., Ltd.         184,306
   42,000  United OverSeas Bank, Ltd.                    234,991
   73,000  Want Want Holdings, Ltd.                      129,210
                                                         548,507

           South Africa - 1.53%
   24,700  ABSA Group, Ltd.                               86,896
    1,050  Anglo American Platinum Corp., Ltd.            34,291
   42,900  Iscor, Ltd. *                                 140,469
   76,600  Sanlam, Ltd.                                   71,429
    6,100  Sappi, Ltd.                                    56,882
    9,100  Sasol, Ltd.                                    79,361
                                                         469,328

           South Korea - 2.86%
    1,500  Hite Brewery Co., Ltd.                 $       54,609
    6,261  Kookmin Bank *                                163,800
    4,900  Korea Electric Power Corp.                     77,428
    4,740  Korea Telecom Corp., ADR                       98,782
      400  Korea Telecom Corp.                            14,872
      700  Pohang Iron & Steel Co., Ltd.                  48,257
    2,400  Pohang Iron & Steel Co., Ltd., ADR             41,160
    2,359  Samsung Electronics, GDR (C)                  177,751
    2,374  Samsung Fire & Marine Insurance                74,475
    5,939  SK Telecom Co., Ltd, ADR                      125,194
                                                         876,328

           Spain - 2.92%
   10,000  Abengoa, S.A.                                  59,004
    6,000  Aldeasa, S.A.                                  86,617
    6,600  Banco Pastor, S.A.                             84,000
   23,866  Empresa Nacional de Electricidad, S.A.        364,926
   12,000  Prosegur, CIA de Seguridad S.A.               146,790
   12,602  Telefonica S.A. *                             151,207
                                                         892,544

           Sweden - 2.45%
    3,100  Elanders AB, Series B                          23,685
   12,160  Elekta AB *                                    96,328
   32,400  Investor AB, Series B                         315,893
    8,300  Nobel Biocare AB                              315,134
                                                         751,040

           Switzerland - 2.94%
       44  Bank Sarasin & Cie, Registered, Class B        80,315
      340  Edipresse, S.A.                                91,482
       70  Gurit-Heberlien AG                             45,802
   11,800  Novartis AG                                   441,246
    3,500  Roche Holding AG                              242,387
                                                         901,232

           Taiwan - 1.66%
    6,499  China Steel Corp., GDR                         51,017
   83,427  Chinatrust Commercial Bank                     42,318
    6,615  Compal Electronics, Inc., GDR                  27,122
    1,000  Compal Electronics, Inc.                        4,100
      541  Far Eastern Textile, Ltd.                         157
  167,000  Fubon Insurance Co.                           144,249
   14,000  Quanta Computer, Inc.                          30,029
   52,808  Taiwan Cellular Corp.                          54,033
   54,600  Taiwan Semiconductor Manufacturing Co., Ltd.   96,539
   10,465  United Microelectronics Corp., ADR            59,650
                                                         509,214

           Turkey - 0.26%
2,829,705  Turkcell Iletisim Hizmetleri A.S.          $   14,016
    1,263  Turkcell Iletisim Hizmetleri A.S., ADR *       15,914
   19,615  Turkiye Garanti Bankasi A.S., ADR * (C)        19,727
17,208,025 Yapi ve Kredi Bankasi A.S.                     31,284
                                                          80,941

           United Kingdom - 15.23%
   83,700  Ashtead Group PLC                              92,409
   63,900  BAE Systems PLC                               310,044
   45,800  BP Amoco PLC                                  369,262
   52,190  British Telecommunications PLC                263,841
   43,500  Cadbury Schweppes PLC                         270,464
   21,400  Collins Stewart Holdings PLC                   98,548
   42,700  Diageo PLC                                    425,838
    7,788  Euromoney Institutional Investor PLC           31,112
   21,614  FKI PLC                                        48,354
   51,300  HSBC Holdings PLC                             561,535
  155,400  Kidde PLC                                     124,162
   17,300  Luminar PLC                                   205,578
   15,073  Man Group PLC                                 242,614
   19,500  Misys PLC                                      73,652
   27,700  National Grid Group PLC                       196,370
   19,600  Northgate PLC                                 123,573
   41,000  Old Mutual PLC                                 64,623
    5,700  Signet Group PLC, ADR                         151,050
   26,333  Singer & Friedlander Group PLC                 79,568
    3,100  South African Breweries PLC Ord.               19,185
   13,300  South African Breweries PLC                    82,869
   12,588  SSL International PLC                          95,273
   92,800  Tesco PLC                                     326,916
   11,400  Trinity Mirror PLC                             65,167
  147,700  Vodafone Group PLC                            341,157
                                                       4,663,164

           Venezuela - 0.23%
    3,100  Compania Anonima Nacional
           Telefonos de Venezuela, ADR                    70,060

           Total Common Stocks                        28,904,955
           ( Cost $35,028,141 )

PREFERRED STOCKS - 1.09%
           Brazil - 0.56%
15,795,104 Banco Bradesco, S.A.                       $   59,919
1,748,000  Banco Itau, S.A.                              110,948
                                                         170,867

           Germany - 0.53%
    3,800  Fielmann AG                                   135,144
    5,200  ProSiebenSat.1 Media AG                        27,595
                                                         162,739

           Total Preferred Stocks                        333,606
           ( Cost $335,088 )

WARRANTS AND RIGHTS - 0.01%

           Singapore - 0.01%
    4,100  Want Want Holdings, Ltd. *                      2,439

           Total Warrants and Rights                       2,439
           ( Cost $205 )

Par Value

CERTIFICATE OF DEPOSIT - 3.91%

           United States - 3.91%
$1,196,771 State Street Eurodollar                     1,196,771

           Total Certificate of Deposit                1,196,771
           ( Cost $1,196,771 )

TOTAL INVESTMENTS  - 99.42%                           30,437,771
( Cost $36,560,205** )
NET OTHER ASSETS AND LIABILITIES  - 0.58%                177,826
TOTAL NET ASSETS  - 100.00%                       $   30,615,597

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $36,593,835.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     ADR  American Depository Receipt.
     GDR  Global Depository Receipt.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets:   % of Net Assets
           Banks                                        11.40%
           Financial Services                            8.80%
           Communication Services                        8.20%
           Drugs & Healthcare                            6.70%
           Food & Beverages                              5.90%
           Oil & Gas                                     4.70%
           Electronics                                   4.00%
           Certificate of Deposit                        3.91%
           Insurance                                     3.60%
           Electric Utilities                            3.20%
           Telecommunications                            3.20%
           Business Services                             3.20%
           Household Appliances & Home Furnishings       3.00%
           Retail Trade                                  2.40%
           Oil-Domestic                                  2.20%
           Computers & Business Equipment                2.20%
           Automobiles                                   2.10%
           Mining                                        1.90%
           Chemicals                                     1.70%
           Railroads & Equipment                         1.70%
           Retail Grocery                                1.30%
           Gas & Pipeline Utilities                      1.30%
           Telecommunications - Cellular Wireless        1.10%
           Cosmetics & Toiletries                        1.10%
           Construction & Mining Equipment               1.10%
           Paper                                         1.10%
           Aerospace                                     1.00%
           Publishing                                    0.90%
           Leisure Time                                  0.90%
           Software                                      0.80%
           Hotels & Restaurants                          0.70%
           Construction Materials                        0.70%
           Electrical Equipment                          0.61%
           Net Other Assets and Liabilities              0.58%
           Bio/Specialty Pharmacy                        0.50%
           Tobacco                                       0.50%
           Miscellaneous                                 0.40%
           Apparel & Textiles                            0.40%
           Conglomerates                                 0.30%
           Industrial Machinery                          0.20%
           Manufacturing                                 0.20%
           Household Products                            0.20%
           Television                                    0.10%
                                                       100.00%

                      Statements of Assets and Liabilities

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      21,102,563         $      58,758,107         $      188,404,590
Net unrealized appreciation (depreciation)                               --                 2,371,125                 (7,871,229)
       Total investments at value                                21,102,563                61,129,232                180,533,361
Cash                                                                     --                        --                         --
Foreign currency (Cost $3,699, $7,495 and $94,475) (Note 2)              --                        --                         --
Receivables:
   Investments sold                                                      --                 1,572,800                  2,077,173
   Fund shares sold                                                  33,699                   369,707                    477,102
   Dividends and interest                                            17,478                   746,788                    972,141
   Due from Advisor, net                                              4,680                        --                         --
Net unrealized appreciation on forward currency contracts                --                        --                         --
Prepaid registration fees                                            12,876                    13,001                     15,051
Deferred organization and offering costs                              9,740                     9,740                      9,740
                                                  ------------------------- -------------------------  -------------------------
   Total Assets                                                  21,181,036                63,841,268                184,084,568
                                                  ------------------------- -------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                     --                        --                         --
Payables:
   Investments purchased                                                 --                 3,472,302                  6,456,190
   Due to Advisor, net                                                   --                       987                     22,350
   Fund shares repurchased                                           77,823                    15,376                    124,985
   Upon return of securities loaned (Note 7)                             --                   366,000                 23,422,528
   Administration and transfer agent fees                             4,996                    10,200                     35,913
   Distribution fees - Class B                                        5,854                    18,488                     58,194
   Shareholder servicing fees                                            --                    11,874                     35,833
Accrued expenses and other payables                                  13,282                    14,147                     37,738
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                            101,955                 3,909,374                 30,193,731
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      21,079,081         $      59,931,894         $      153,890,837
                                                  ========================= =========================  =========================

NET ASSETS consist of:
   Paid-in capital                                        $      21,060,563         $      57,880,494         $      161,897,525
   Accumulated undistributed (distributions in excess of)
     net investment income                                           18,518                    50,080                     32,890
   Accumulated net realized gain (loss) on investments sold
     and foreign currency related transactions                           --                  (369,805)                  (168,349)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                                      --                 2,371,125                 (7,871,229)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      21,079,081         $      59,931,894         $      153,890,837
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets                                             $      11,508,349         $      28,813,122         $       61,836,359
   Shares of beneficial interest outstanding                     11,518,919                 2,816,164                  5,480,259
   NET ASSET VALUE and redemption price per share         $            1.00         $           10.23         $            11.28
   Sales charge of offering price*                                    0.056                      0.46                       0.63
                                                  ------------------------- -------------------------  -------------------------
   Maximum offering price per share                       $           1.056         $           10.69         $            11.91
                                                  ========================= =========================  =========================

Class B Shares:
   Net Assets                                             $       9,570,732         $      31,118,772         $       92,054,478
   Shares of beneficial interest outstanding                      9,577,096                 3,040,234                  8,151,917
   NET ASSET VALUE and redemption price per share**       $            1.00         $           10.24         $            11.29
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                      Statements of Assets and Liabilities

                                                                High Income             Growth and           Capital
                                                                    Fund               Income Fund        Appreciation Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      34,542,168        $      201,447,446         $      179,446,676
Net unrealized appreciation (depreciation)                       (3,735,086)              (20,166,306)               (13,789,265)
       Total investments at value                                30,807,082               181,281,140                165,657,411
Cash                                                                 25,773                        --                         --
Foreign currency (Cost $3,699, $7,495 and $94,475)(Note 2)            3,736                        --                         --
Receivables:
   Investments sold                                                  94,386                        --                         --
   Fund shares sold                                                  47,441                   235,582                    377,881
   Dividends and interest                                           609,846                   115,632                     68,096
   Due from Advisor, net                                              1,394                        --                         --
Net unrealized appreciation on forward currency contracts             1,112                        --                         --
Prepaid registration fees                                            12,701                    16,276                     15,901
Deferred organization and offering costs                              9,740                     9,740                      9,740
                                                  ------------------------- -------------------------  -------------------------
   Total Assets                                                  31,613,211               181,658,370                166,129,029
                                                  ------------------------- -------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                     --                        --                         --
Payables:
   Investments purchased                                            205,214                 1,169,961                  2,436,582
   Due to Advisor, net                                                   --                    10,311                      2,544
   Fund shares repurchased                                           28,060                   145,842                     66,271
   Upon return of securities loaned (Note 7)                      5,306,722                27,112,072                  1,002,318
   Administration and transfer agent fees                             7,518                    55,423                     49,664
   Distribution fees - Class B                                        9,419                    62,940                     45,966
   Shareholder servicing fees                                         5,375                    33,051                     27,944
Accrued expenses and other payables                                  49,485                    22,257                     29,486
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                          5,611,793                28,611,857                 33,660,775
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      26,001,418        $      153,046,513         $      132,468,254
                                                  ========================= =========================  =========================


NET ASSETS consist of:
   Paid-in capital                                        $      32,288,403        $      178,302,549         $      146,817,741
   Accumulated undistributed (distributions in excess of)
     net investment income                                          139,826                        --                         --
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                       (2,692,857)               (5,089,730)                  (560,222)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                              (3,733,954)              (20,166,306)               (13,789,265)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      26,001,418        $      153,046,513         $      132,468,254
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets
   Shares of beneficial interest outstanding              $      10,938,759        $       55,965,674         $       59,800,846
   NET ASSET VALUE and redemption price per share                 1,534,699                 5,024,912                  4,668,182
   Sales charge of offering price*                        $            7.13        $            11.14         $            12.81
                                                                       0.32                      0.62                       0.72
   Maximum offering price per share               ------------------------- -------------------------  -------------------------
                                                          $            7.45        $            11.76         $            13.53
                                                  ========================= =========================  =========================


Class B Shares:
   Net Assets                                             $      15,062,659        $       97,080,839         $       72,667,408
   Shares of beneficial interest outstanding                      2,108,869                 8,810,490                  5,822,045
   NET ASSET VALUE and redemption price per share**       $            7.14        $            11.02         $            12.48
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                      Statements of Assets and Liabilities

                                                                  Mid-Cap         Emerging Growth           International Stock
                                                                   Fund                  Fund                        Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      26,804,048        $       26,973,305         $       36,560,205
Net unrealized appreciation (depreciation)                       (1,354,345)               (1,773,761)                (6,122,434)
       Total investments at value                                25,449,703                25,199,544                 30,437,771
Cash                                                                     --                    38,531                         --
Foreign currency (Cost $3,699, $7,495 and $94,475)(Note 2)               --                     7,434                     92,755
Receivables:
   Investments sold                                                 303,271                   281,450                         --
   Fund shares sold                                                 180,122                    32,625                     26,039
   Dividends and interest                                            12,840                     5,508                    108,085
   Due from Advisor, net                                              5,368                    15,834                         --
Net unrealized appreciation on forward currency contracts                --                       138                         --
Prepaid registration fees                                             4,051                     5,051                     13,001
Deferred organization and offering costs                              8,045                        --                      9,740
                                                  -------------------------  ------------------------  -------------------------
   Total Assets                                                  25,963,400                25,586,115                 30,687,391
                                                  -------------------------  ------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                  2,061                        --                         --
Payables:
   Investments purchased                                            477,719                   272,805                     20,322
   Due to Advisor, net                                                   --                        --                      4,224
   Fund shares repurchased                                           30,563                     5,878                      1,773
   Upon return of securities loaned (Note 7)                      3,879,995                 5,091,475                         --
   Administration and transfer agent fees                             6,833                    12,821                     12,675
   Distribution fees - Class B                                        3,709                     4,327                      3,037
   Shareholder servicing fees                                         4,393                     4,240                      6,381
Accrued expenses and other payables                                  20,744                    28,836                     23,382
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                          4,426,017                 5,420,382                     71,794
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      21,537,383        $       20,165,733         $       30,615,597
                                                  ========================= =========================  =========================


NET ASSETS consist of:
   Paid-in capital                                        $      22,899,118        $       40,833,265         $       42,646,724
   Accumulated undistributed (distributions in excess of)
     net investment income                                            4,434                      (138)                        --
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                          (11,824)              (18,893,759)                (5,906,206)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                              (1,354,345)               (1,773,635)                (6,124,921)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      21,537,383        $       20,165,733         $       30,615,597
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets
   Shares of beneficial interest outstanding              $      15,345,179        $       13,263,245         $       25,828,943
   NET ASSET VALUE and redemption price per share                 1,619,176                 3,105,813                  3,533,565
   Sales charge of offering price*                        $            9.48        $             4.27         $             7.31
                                                                       0.53                      0.24                       0.41
   Maximum offering price per share               ------------------------- -------------------------  -------------------------
                                                          $           10.01        $             4.51         $             7.72
                                                  ========================= =========================  =========================


Class B Shares:
   Net Assets                                             $       6,192,204        $        6,902,488         $        4,786,654
   Shares of beneficial interest outstanding                        656,576                 1,636,016                    660,612
   NET ASSET VALUE and redemption price per share**       $            9.43        $             4.22         $             7.25
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

          Statements of Operations For the Year Ended October 31, 2001

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund
INVESTMENT INCOME:
   Dividends                                              $              --         $              --         $          810,454
   Interest                                                         588,997                 2,348,391                  3,626,848
       Less: Foreign taxes withheld                                      --                        --                     (5,124)
   Securities lending income (Note 7)                                    --                       454                      3,487
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                      588,997                 2,348,845                  4,435,665
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                             52,255                   182,460                    790,296
Administration and transfer agent fees (Note 3)                      56,049                   106,810                    365,844
Registration expenses                                                19,857                    23,790                     49,352
Custodian and accounting fees                                        11,465                    26,271                     56,592
Professional fees                                                     8,690                    13,687                     15,972
Reports to shareholder expense                                        3,569                    10,469                     33,447
Trustees' fees                                                          240                     1,386                      2,929
Distribution fees - Class B (Note 3)                                 40,341                   134,530                    599,914
Shareholder servicing fees - Class A (Note 3)                            --                    46,388                    103,910
Shareholder servicing fees - Class B (Note 3)                            --                    44,843                    199,981
Amortization of organization and offering costs                       8,402                     8,402                      8,402
Other expenses                                                        2,371                     4,341                     12,365
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              203,239                   603,377                  2,239,004
   Less reimbursement (Note 3)                                      (90,801)                 (140,301)                  (298,079)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       112,438                   463,076                  1,940,925
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                        476,559                 1,885,769                  2,494,740
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                                    1,543                   454,653                    324,720
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)            --                 2,228,685                (15,069,207)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                      1,543                 2,683,338                (14,744,487)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $         478,102         $       4,569,107         $      (12,249,747)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

          Statements of Operations For the Year Ended October 31, 2001

                                                                High Income                Growth and              Capital
                                                                   Fund                   Income Fund          Appreciation Fund

INVESTMENT INCOME:
   Dividends                                                       $ 41,208        $        2,349,580         $          841,887
   Interest                                                       2,500,899                   191,527                    188,137
       Less: Foreign taxes withheld                                    (162)                  (16,412)                    (3,112)
   Securities lending income (Note 7)                                   880                     3,617                      4,032
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                    2,542,825                 2,528,312                  1,030,944
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                            130,088                   867,814                    855,457
Administration and transfer agent fees (Note 3)                      95,255                   586,183                    497,156
Registration expenses                                                19,448                    49,542                     48,281
Custodian and accounting fees                                        55,125                    41,327                     39,158
Professional fees                                                    19,937                    17,944                     21,354
Reports to shareholder expense                                        6,057                    43,612                     32,675
Trustees' fees                                                          706                     5,222                      3,593
Distribution fees - Class B (Note 3)                                105,495                   802,415                    517,251
Shareholder servicing fees - Class A (Note 3)                        23,966                   126,883                    112,745
Shareholder servicing fees - Class B (Note 3)                        35,165                   267,501                    172,417
Amortization of organization and offering costs                       8,402                     8,402                      8,402
Other expenses                                                        2,684                    18,574                     11,799
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              502,328                 2,835,419                  2,320,288
   Less reimbursement (Note 3)                                     (160,158)                 (454,597)                  (430,721)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       342,170                 2,380,822                  1,889,567
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                      2,200,655                   147,490                   (858,623)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                               (2,071,907)               (3,581,030)                   (88,162)
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)      (900,341)              (33,460,157)               (29,034,662)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                 (2,972,248)              (37,041,187)               (29,122,824)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                           $      (771,593)       $      (36,893,697)        $      (29,981,447)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

          Statements of Operations For the Year Ended October 31, 2001

                                                                  Mid-Cap           Emerging Growth         International Stock
                                                                  Fund (1)              Fund                       Fund

INVESTMENT INCOME:
   Dividends                                              $         128,037        $          102,606         $          769,284
   Interest                                                          22,513                    75,754                     40,587
       Less: Foreign taxes withheld                                      --                    (1,101)                   (88,142)
   Securities lending income (Note 7)                                   829                     1,054                         --
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                      151,379                   178,313                    721,729
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                            100,869                   180,003                    368,692
Administration and transfer agent fees (Note 3)                      46,430                   137,470                    128,096
Registration expenses                                                 8,087                    26,160                     20,134
Custodian and accounting fees                                        28,965                   129,304                    102,976
Professional fees                                                    11,222                    13,442                     22,543
Reports to shareholder expense                                        3,145                     7,737                      8,811
Trustees' fees                                                          350                       709                        173
Distribution fees - Class B (Note 3)                                 16,076                    58,711                     41,384
Shareholder servicing fees - Class A (Note 3)                        21,186                    40,428                     73,961
Shareholder servicing fees - Class B (Note 3)                         5,359                    19,582                     13,794
Amortization of organization and offering costs                      15,922                     7,557                      8,402
Other expenses                                                        1,190                     4,786                      2,867
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              258,801                   625,889                    791,833
   Less reimbursement (Note 3)                                     (94,077)                  (278,988)                  (187,608)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       164,724                   346,901                    604,225
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                        (13,345)                 (168,588)                   117,504
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                                  (11,839)              (12,090,030)                (3,933,175)
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)    (1,354,345)               (2,866,802)                (5,132,090)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                 (1,366,184)              (14,956,832)                (9,065,265)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $      (1,379,529)       $      (15,125,420)        $       (8,947,761)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

                       Statements of Changes in Net Assets

                                                                   Cash Reserves                            Bond
                                                                       Fund                                 Fund

                                                            Year Ended       Year Ended          Year Ended        Year Ended
                                                         October 31, 2001 October 31, 2000    October 31, 2001  October 31, 2000

NET ASSETS at beginning of period                       $      7,968,979  $     7,981,951     $    24,261,094  $     15,498,925
                                                        ----------------  ---------------     ---------------  ----------------

Increase (decrease) in net assets from operations:
   Net investment income                                         476,559          415,295           1,885,769         1,033,194
   Net realized gain (loss)                                        1,543              (63)            454,653          (452,538)
   Net change in unrealized appreciation (depreciation)               --               --           2,228,685           169,747
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase (decrease) in net assets from operations         478,102          415,232           4,569,107           750,403
                                                        ----------------  ---------------     ---------------  ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                    (316,064)        (272,200)         (1,025,122)         (525,490)
     Class B                                                    (176,874)        (143,125)           (848,018)         (508,730)
   Net realized gains
     Class A                                                          --               --                  --                --
     Class B                                                          --               --                  --                --
                                                        ----------------  ---------------     ---------------  ----------------
     Total distributions                                        (492,938)        (415,325)         (1,873,140)       (1,034,220)
                                                        ----------------  ---------------     ---------------  ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              12,283,394        5,234,906          14,831,688         6,976,002
     Issued to shareholders in reinvestment of distributions     315,621          271,074           1,009,640           514,391
     Shares redeemed                                          (6,186,298)      (4,882,011)         (1,660,691)       (2,060,463)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase from capital share transactions              6,412,717          623,969          14,180,637         5,429,930
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                              10,789,920        3,541,946          20,417,680         5,238,219
     Issued to shareholders in reinvestment of distributions     165,658          140,677             783,880           473,758
     Shares redeemed                                          (4,243,357)      (4,319,471)         (2,407,364)       (2,095,921)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decease) from capital share
      transactions                                             6,712,221         (636,848)         18,794,196         3,616,056
                                                        ----------------  ---------------     ---------------  ----------------
Total increase (decrease) in net assets                       13,110,102          (12,972)         35,670,800         8,762,169
                                                        ----------------  ---------------     ---------------  ----------------

NETASSETS at end of period (including line A)           $     21,079,081  $     7,968,979     $    59,931,894  $     24,261,094
                                                        ================  ===============     ===============  ================

(A) Undistributed (distributions in excess of) net
  investment income                                     $        18,518   $        31,584     $        50,080  $         20,068
                                                        ================  ===============     ===============  ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                              12,284,411        5,234,891           1,494,449           728,394
     Issued to shareholders in reinvestment of distributions     315,621          271,062             102,021            53,722
     Shares redeemed                                          (6,186,330)      (4,881,981)           (167,779)         (214,902)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase in shares outstanding                        6,413,702          623,972           1,428,691           567,214
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                              10,790,897        3,541,848           2,057,074           545,816
     Issued to shareholders in reinvestment of distributions     165,658          140,622              79,086            49,469
     Shares redeemed                                          (4,243,357)      (4,319,316)           (242,869)         (218,789)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) in shares outstanding             6,713,198         (636,846)          1,893,291           376,496
                                                        ----------------  ---------------     ---------------  ----------------

                      Statements of Changes in Net Assets

                                                                        Balanced                          High Income
                                                                         Fund                                 Fund

                                                              Year Ended       Year Ended          Year Ended         Year Ended
                                                        October 31, 2001 October 31, 2000    October 31, 2001   October 31, 2000

NET ASSETS at beginning of period                        $    90,756,675 $     46,560,118    $     20,665,369    $    17,278,309
                                                         --------------- ----------------    ----------------    ---------------

Increase (decrease) in net assets from operations:
   Net investment income                                       2,494,740        1,510,279           2,200,655          1,702,789
   Net realized gain (loss)                                      324,720         (244,076)         (2,071,907)          (258,795)
   Net change in unrealized appreciation (depreciation)      (15,069,207)       3,278,145            (900,341)        (1,783,785)
                                                        ---------------  ----------------    ----------------    ---------------
   Net increase (decrease) in net assets from operations     (12,249,747)       4,544,348            (771,593)          (339,791)
                                                         --------------- ----------------    ----------------    ---------------

Distributions to shareholders from:
   Net investment income                                      (1,076,606)        (559,926)           (935,780)          (765,887)
     Class A                                                  (1,429,673)        (946,179)         (1,266,039)          (928,501)
     Class B
   Net realized gains                                                 --         (105,600)                 --                 --
     Class A                                                          --         (237,904)                 --                 --
     Class B                                             --------------- ----------------    ----------------    ---------------
                                                              (2,506,279)      (1,849,609)         (2,201,819)        (1,694,388)
     Total distributions                                 --------------- ----------------    ----------------    ---------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              44,717,880       15,089,626           3,735,460          1,545,554
     Issued to shareholders in reinvestment of distributions   1,071,165          658,892             905,633            735,562
     Shares redeemed                                          (5,714,452)      (4,812,012)           (890,153)          (924,681)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions             40,074,593       10,936,506           3,750,940          1,356,435
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                              48,621,621       36,064,441           5,986,897          5,816,822
     Issued to shareholders in reinvestment of distributions   1,400,125        1,163,242             937,999            702,434
     Shares redeemed                                         (12,206,151)      (6,662,371)         (2,366,375)        (2,454,452)
                                                         --------------- ----------------    ----------------    ---------------

     Net increase (decease) from capital share                37,815,595       30,565,312           4,558,521          4,064,804
      transactions                                       --------------- ----------------    ----------------    ---------------
                                                              63,134,162       44,196,557           5,336,049          3,387,060
Total increase (decrease) in net assets                  --------------- ----------------    ----------------    ---------------

NET ASSETS at end of period (including line A)           $   153,890,837 $     90,756,675    $     26,001,418    $    20,665,369
                                                         =============== ================    ================    ===============

(A) Undistributed (distributions in excess of) net
  investment income                                      $        32,890 $         11,140    $        139,826    $        76,204
                                                         =============== ================    ================    ===============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               3,732,153        1,208,487             485,384            178,683
     Issued to shareholders in reinvestment of distributions      89,954           48,399             118,887             86,177
     Shares redeemed                                            (482,481)        (386,189)           (115,869)          (105,782)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                        3,339,626          870,697             488,402            159,078
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                               4,045,142        2,871,367             768,870            668,629
     Issued to shareholders in reinvestment of distributions     117,087           93,064             122,861             81,293
     Shares redeemed                                          (1,037,965)        (530,736)           (309,079)          (279,222)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase (decrease) in shares outstanding             3,124,264        2,433,695             582,652            470,700
                                                          -------------- ----------------    ----------------    ---------------

                      Statements of Changes in Net Assets

                                                                Growth and Income
                                                                      Fund

                                                           Year Ended        Year Ended
                                                         October 31, 2001  October 31, 2000

NET ASSETS at beginning of period                        $   153,786,144 $     81,501,997
                                                         --------------- ----------------

Increase (decrease) in net assets from operations:
   Net investment income                                         147,490           12,106
   Net realized gain (loss)                                   (3,581,030)      (1,195,785)
   Net change in unrealized appreciation (depreciation)      (33,460,157)       7,385,906
                                                         --------------- ----------------
   Net increase (decrease) in net assets from operations     (36,893,697)       6,202,227
                                                         --------------- ----------------
Distributions to shareholders from:
   Net investment income                                      (211,027)          (87,911)
     Class A                                                          --          (35,566)
     Class B
   Net realized gains                                                 --          (39,692)
     Class A                                                          --          (89,517)
     Class B                                             --------------- ----------------
                                                                (211,027)        (252,686)
     Total distributions                                 --------------- ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              28,203,036       25,493,468
     Issued to shareholders in reinvestment of distributions     208,105          127,180
     Shares redeemed                                          (7,565,418)      (6,358,513)
                                                         --------------- ----------------
     Net increase from capital share transactions             20,845,723       19,262,135
                                                         --------------- ----------------
   Class B Shares
     Shares sold                                              33,228,377       57,537,601
     Issued to shareholders in reinvestment of distributions          --          123,944
     Shares redeemed                                         (17,709,007)     (10,589,074)
                                                         --------------- ----------------

     Net increase (decease) from capital share               15,519,370       47,072,471
      transactions                                       --------------- ----------------
                                                                (739,631)      72,284,147
Total increase (decrease) in net assets                  --------------- ----------------

NET ASSETS at end of period (including line A)           $   153,046,513 $    153,786,144
                                                         =============== ================

(A) Undistributed (distributions in excess of) net
  investment income                                      $            -- $             --
                                                         =============== ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               2,274,905        1,846,869
     Issued to shareholders in reinvestment of distributions      16,218            9,353
     Shares redeemed                                           (607,809)        (455,758)
                                                         --------------- ----------------
     Net increase in shares outstanding                        1,683,314        1,400,464
                                                         --------------- ----------------
   Class B Shares
     Shares sold                                               2,609,700        4,170,579
     Issued to shareholders in reinvestment of distributions          --            9,343
     Shares redeemed                                          (1,448,428)        (767,441)
                                                         --------------- ----------------
     Net increase (decrease) in shares outstanding             1,161,272        3,412,481
                                                          -------------- ----------------

                      Statements of Changes in Net Assets

                                                               Capital Appreciation                        Mid-Cap
                                                                       Fund                                 Fund

                                                            Year Ended       Year Ended                 Period Ended
                                                         October 31, 2001 October 31, 2000           October 31, 2001(1)

NET ASSETS at beginning of period                       $     92,970,739  $    36,824,494            $             --
                                                        ----------------  ---------------            ----------------

Increase (decrease) in net assets from operations:
   Net investment income (loss)                                 (858,623)        (444,518)                    (13,345)
   Net realized gain (loss)                                      (88,162)         114,311                     (11,839)
   Net change in unrealized appreciation (depreciation)      (29,034,662)       9,962,008                  (1,354,345)
                                                        ----------------  ---------------            ----------------
   Net increase (decrease) in net assets from operations     (29,981,447)       9,631,801                  (1,379,529)
                                                        ----------------  ---------------            ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --                          --
     Class B                                                          --               --                          --
   Net realized gains
     Class A                                                          --          (14,447)                         --
     Class B                                                          --          (26,348)                         --
                                                        ----------------  ---------------            ----------------
     Total distributions                                              --          (40,795)                         --
                                                        ----------------  ---------------            ----------------

Capital Stock transactions:
   Class A Shares
     Shares sold                                              40,362,213       23,430,373                  16,428,330
     Issued to shareholders in reinvestment of distributions          --           14,391                          --
     Shares redeemed                                          (4,729,322)      (4,619,423)                   (160,789)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions             35,632,891       18,825,341                  16,267,541
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                              43,067,242       32,183,438                   6,908,680
     Issued to shareholders in reinvestment of distributions          --           26,124                          --
     Shares redeemed                                          (9,221,171)      (4,479,664)                   (259,309)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions             33,846,071       27,729,898                   6,649,371
                                                        ----------------  ---------------            ----------------
Total increase (decrease) in net assets                       39,497,515       56,146,245                  21,537,383
                                                        ----------------  ---------------            ----------------

NET ASSETS at end of period (including line A)          $    132,468,254  $    92,970,739            $     21,537,383
                                                        ================  ===============            ================

(A) Undistributed (distributions in excess of) net
     investment income                                  $            --   $            --                      $4,434
                                                        ================  ===============            ================


OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               2,809,993        1,508,464                   1,635,961
     Issued to shareholders in reinvestment of distributions          --              997                          --
     Shares redeemed                                            (325,472)        (293,733)                    (16,785)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                        2,484,521        1,215,728                   1,619,176
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                               2,941,139        2,091,342                     683,257
     Issued to shareholders in reinvestment of distributions          --            1,827                          --
     Shares redeemed                                            (657,868)        (294,032)                    (26,681)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                        2,283,271        1,799,137                     656,576
                                                        ----------------  ---------------            ----------------

(1) Fund commenced investment operations on February 28, 2001.
(2) Fund commenced investment operations on February 29, 2000.

                       Statements of Changes in Net Assets


                                                                 Emerging Growth                      International Stock
                                                                       Fund                               Fund

                                                              Year Ended     Period Ended        Year Ended        Year Ended
                                                        October 31, 2001 October 31, 2000(2) October 31, 2001   October 31, 2000

NET ASSETS at beginning of period                        $    29,397,251 $             --    $     37,567,387    $    36,540,092
                                                         --------------- ----------------    ----------------    ---------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                 (168,588)         (98,296)            117,504            132,129
   Net realized gain (loss)                                  (12,090,030)      (6,811,319)         (3,933,175)        (1,881,318)
   Net change in unrealized appreciation (depreciation)       (2,866,802)       1,093,167          (5,132,090)        (2,065,004)
                                                         --------------- ----------------    ----------------    ---------------
   Net increase (decrease) in net assets from operations     (15,125,420)      (5,816,448)         (8,947,761)        (3,814,193)
                                                         --------------- ----------------    ----------------    ---------------
Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --            (224,139)          (440,689)
     Class B                                                          --               --              (3,445)           (23,618)
   Net realized gains
     Class A                                                          --               --                  --         (2,379,485)
     Class B                                                          --               --                  --           (255,311)
                                                         --------------- ----------------    ----------------    ---------------
     Total distributions                                              --               --            (227,584)        (3,099,103)
                                                         --------------- ----------------    ----------------    ---------------
Capital Stock transactions:
   Class A Shares
     Shares sold                                               3,999,384       25,755,958           2,135,362          2,588,770
     Issued to shareholders in reinvestment of distributions          --               --             131,201          2,819,698
     Shares redeemed                                          (1,228,403)        (186,109)           (803,045)          (482,865)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions              2,770,981       25,569,849           1,463,518          4,925,603
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                               4,539,979        9,908,820           1,727,460          3,486,182
     Issued to shareholders in reinvestment of distributions          --               --               3,391            276,979
     Shares redeemed                                          (1,417,058)        (264,970)           (970,814)          (748,173)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions              3,122,921        9,643,850             760,037          3,014,988
                                                         --------------- ----------------    ----------------    ---------------
Total increase (decrease) in net assets                       (9,231,518)      29,397,251          (6,951,790)         1,027,295
                                                         --------------- ----------------    ----------------    ---------------

NET ASSETS at end of period (including line A)           $    20,165,733 $     29,397,251    $     30,615,597    $    37,567,387
                                                         =============== ================    ================    ===============

(A) Undistributed (distributions in excess of) net       $          (138)$             --    $             --    $        24,450
     investment income                                   =============== ================    ================    ===============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                 700,809        2,656,627             253,466            247,409
     Issued to shareholders in reinvestment of distributions          --               --              15,982            255,360
     Shares redeemed                                            (230,590)         (21,033)            (93,092)           (46,500)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                          470,219        2,635,594             176,356            456,269
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                                 805,359        1,137,730             197,258            334,355
     Issued to shareholders in reinvestment of distributions          --               --                 416             25,337
     Shares redeemed                                            (276,029)         (31,044)           (117,041)           (72,000)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                          529,330        1,106,686              80,633            287,692
                                                         --------------- ----------------    ----------------    ---------------

(1) Fund commenced investment operations on February 28, 2001.
(2) Fund commenced investment operations on February 29, 2000.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                               CASH RESERVES FUND

                                                        Year Ended            Year Ended            Year Ended         Inception(a)
                                                        10/31/2001            10/31/2000            10/31/1999        to 10/31/1998

Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $        1.00

   Income from Investment Operations:
     Net investment income                                    0.04                  0.06                  0.05                 0.04

       Total from investment operations                       0.04                  0.06                  0.05                 0.04


   Less Distributions:
     Distributions from net investment income                (0.04)                (0.06)                (0.05)               (0.04)

       Total distributions                                   (0.04)                (0.06)                (0.05)               (0.04)

Net increase in net asset value                                 --                    --                    --                   --

Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $        1.00


Total Return+                                                 4.50%                 5.77%                 4.60%            4.21%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    11,508           $     5,104           $     4,481        $       4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.25%                 2.07%                 2.63%            4.76%(2)
   After reimbursement of expenses by Advisor                 0.55%                 0.55%                 0.55%            0.55%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                3.26%                 4.09%                 2.33%            0.67%(2)
   After reimbursement of expenses by Advisor                 3.96%                 5.61%                 4.41%            4.88%(2)





Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $        1.00

   Income from Investment Operations:
     Net investment income                                    0.04                  0.05                  0.04                 0.03

       Total from investment operations                       0.04                  0.05                  0.04                 0.03


   Less Distributions:
     Distributions from net investment income                (0.04)                (0.05)                (0.04)               (0.03)

       Total distributions                                   (0.04)                (0.05)                (0.04)               (0.03)

Net increase in net asset value                              --                    --                    --                   --

Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $        1.00


Total Return+                                                 3.72%                 4.97%                 3.81%            3.50%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     9,571           $     2,865           $     3,501        $         894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.00%                 2.82%                 3.38%            5.51%(2)
   After reimbursement of expenses by Advisor                 1.30%                 1.30%                 1.30%            1.30%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                2.51%                 3.34%                 1.84%          (0.08)%(2)
   After reimbursement of expenses by Advisor                 3.21%                 4.86%                 3.92%            4.13%(2)

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                    BOND FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999          to 10/31/1998

Net Asset Value, Beginning of Period                   $      9.57           $    9.74             $     10.14        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.55                  0.63                  0.51                 0.45
     Net realized and unrealized gain (loss) on
     investments                                              0.67                 (0.17)                (0.35)                0.14

       Total from investment operations                       1.22                  0.46                  0.16                 0.59

   Less Distributions:
     Distributions from net investment income                (0.56)                (0.63)                (0.51)               (0.45)
     Distributions from capital gains                           --                    --                 (0.05)                  --

       Total distributions                                   (0.56)                (0.63)                (0.56)               (0.45)

Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.40)                0.14

Net Asset Value, End of Period                               10.23                  9.57                  9.74  $             10.14


Total Return+                                                13.07%                 4.89%                 1.60%             6.08%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     28,813          $     13,279          $      7,991       $        4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.28%                 1.66%                 2.02%             4.83%(2)
   After reimbursement of expenses by Advisor                 0.90%                 0.90%                 0.90%             0.60%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                5.15%                 5.76%                 4.06%             1.14%(2)
   After reimbursement of expenses by Advisor                 5.53%                 6.52%                 5.18%             5.37%(2)
Portfolio Turnover                                             109%                  366%                  725%                  95%




Net Asset Value, Beginning of Period                   $      9.58           $      9.75           $     10.14        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.48                  0.55                  0.44                 0.39
     Net realized and unrealized gain (loss)
     on investments                                           0.66                 (0.17)               (0.35)                 0.14

       Total from investment operations                       1.14                  0.38                  0.09                 0.53

   Less Distributions:
     Distributions from net investment income                (0.48)                (0.55)                (0.44)               (0.39)
     Distributions from capital gains                           --                    --                 (0.04)                  --

       Total distributions                                   (0.48)                (0.55)                (0.48)               (0.39)

Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.39)                0.14

Net Asset Value, End of Period                         $     10.24           $      9.58           $      9.75        $       10.14


Total Return+                                                12.23%                 4.10%                 0.94%             5.36%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    31,119           $     10,982          $      7,508       $        2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.03%                 2.41%                 2.77%             5.58%(2)
   After reimbursement of expenses by Advisor                 1.65%                 1.65%                 1.65%             1.35%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                4.40%                 5.01%                 3.46%             0.39%(2)
   After reimbursement of expenses by Advisor                 4.78%                 5.77%                 4.58%             4.62%(2)
Portfolio Turnover                                             109%                  366%                  725%                  95%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  BALANCED FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999           to 10/31/98

Class A

Net Asset Value, Beginning of Period                   $     12.65           $     12.05           $     10.68        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.30                  0.34                  0.27                 0.21
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38                 0.68

       Total from investment operations                      (1.07)                 1.03                  1.65                 0.89

   Less Distributions:
     Distributions from net investment income                (0.30)                (0.35)                (0.27)               (0.21)
     Distributions from capital gains                           --                 (0.08)                (0.01)                  --

       Total distributions                                   (0.30)                (0.43)                (0.28)               (0.21)

Net increase (decrease) in net asset value                   (1.37)                 0.60                  1.37                 0.68

Net Asset Value, End of Period                         $     11.28           $     12.65           $     12.05        $       10.68


Total Return+                                                (8.54)%                8.67%                15.58%             8.92%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    61,836           $     27,088          $     15,297       $       15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.35%                 1.28%                 1.47%             3.40%(2)
   After reimbursement of expenses by Advisor                 1.10%                 1.10%                 1.10%             1.10%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                2.30%                 2.65%                 1.99%             0.23%(2)
   After reimbursement of expenses by Advisor                 2.55%                 2.83%                 2.36%             2.53%(2)
Portfolio Turnover                                              57%                  187%                  349%                  60%


Class B

Net Asset Value, Beginning of Period                   $     12.66           $     12.05           $     10.68        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.21                  0.25                  0.18                 0.14
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38                 0.68

       Total from investment operations                      (1.16)                 0.94                  1.56                 0.82

   Less Distributions:
     Distributions from net investment income                (0.21)                (0.25)                (0.18)               (0.14)
     Distributions from capital gains                        --                    (0.08)                (0.01)                --

       Total distributions                                   (0.21)                (0.33)                (0.19)               (0.14)

Net increase (decrease) in net asset value                   (1.37)                 0.61                  1.37                 0.68

Net Asset Value, End of Period                         $     11.29           $     12.66           $     12.05        $       10.68


Total Return+                                                (9.22)%                7.93%                14.72%             8.24%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     92,054          $     63,669          $     31,263       $        7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.10%                 2.03%                 2.22%             4.15%(2)
   After reimbursement of expenses by Advisor                 1.85%                 1.85%                 1.85%             1.85%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                1.55%                 1.90%                 1.25%           (0.52)%(2)
   After reimbursement of expenses by Advisor                 1.80%                 2.08%                 1.62%             1.78%(2)
Portfolio Turnover                                              57%                  187%                  349%                  60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                HIGH INCOME FUND


                                                  Year Ended            Year Ended            Year Ended           Inception(a)
  Class A                                         10/31/2001            10/31/2000            10/31/1999            to 10/31/1998


Net Asset Value, Beginning of Period                   $      8.02           $      8.88           $      8.85        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.74                  0.81                  0.80                 0.61
     Net realized and unrealized gain (loss)
     on investments                                          (0.88)                (0.86)                 0.06                (1.15)

       Total from investment operations                      (0.14)                (0.05)                 0.86                (0.54)

   Less Distributions:
     Distributions from net investment income                (0.75)                (0.81)                (0.80)               (0.61)
     Distributions from capital gains                           --                    --                 (0.03)                  --

       Total distributions                                   (0.75)                (0.81)                (0.83)               (0.61)

Net increase (decrease) in net asset value                   (0.89)                (0.86)                 0.03                (1.15)

Net Asset Value, End of Period                         $      7.13           $      8.02           $      8.88        $        8.85


Total Return+                                                (1.94)%               (0.81)%                9.69%           (5.78)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     10,939          $      8,394          $      7,879       $        6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.68%                 1.62%                 1.97%             3.52%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                9.07%                 8.78%                 7.75%             4.95%(2)
   After reimbursement of expenses by Advisor                 9.75%                 9.40%                 8.72%             7.47%(2)
Portfolio Turnover                                              38%                   41%                   48%                  56%


Class B

Net Asset Value, Beginning of Period                   $      8.04           $      8.90           $      8.85        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.69                  0.75                  0.74                 0.55
     Net realized and unrealized gain (loss)
     on investments                                          (0.89)                (0.86)                0.06                 (1.15)

       Total from investment operations                      (0.20)                (0.11)                 0.80                (0.60)

   Less Distributions:
     Distributions from net investment income                (0.70)                (0.75)                (0.74)               (0.55)
     Distributions from capital gains                           --                    --                 (0.01)                  --

       Total distributions                                   (0.70)                (0.75)                (0.75)               (0.55)

Net increase (decrease) in net asset value                   (0.90)                (0.86)                 0.05                (1.15)

Net Asset Value, End of Period                         $      7.14           $      8.04           $      8.90        $        8.85


Total Return+                                                (2.77)%               (1.54)%               9.02%            (6.39)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    15,063           $    12,271           $     9,399        $       3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.43%                 2.37%                 2.72%             4.27%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                8.32%                 8.03%                 7.16%            4.20%(2)
   After reimbursement of expenses by Advisor                 9.00%                 8.65%                 8.13%             6.72%(2)
Portfolio Turnover                                              38%                   41%                   48%                  56%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                             GROWTH AND INCOME FUND

                                                  Year Ended          Year Ended            Year Ended             Inception(a)
                                                  10/31/2001          10/31/2000            10/31/1999            to 10/31/1998

Class A

Net Asset Value, Beginning of Period                   $     14.06           $     13.21           $     10.88        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.06                  0.07(b)               0.09                 0.07
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33                 0.89

       Total from investment operations                      (2.86)                 0.91                  2.42                 0.96

   Less Distributions:
     Distributions from net investment income                (0.06)                (0.04)                (0.09)               (0.07)
     Distributions from capital gains                           --                 (0.02)                   --                   --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                   (0.06)                (0.06)                (0.09)               (0.08)

Net increase (decrease) in net asset value                   (2.92)                 0.85                  2.33                 0.88

Net Asset Value, End of Period                         $     11.14           $     14.06           $     13.21        $       10.88


Total Return+                                               (20.42)%                6.90%                22.33%             9.57%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    55,966           $    46,994           $    25,646        $      11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.29%                 1.07%                 1.25%             2.41%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                0.31%                 0.47%                 0.35%           (0.60)%(2)
   After reimbursement of expenses by Advisor                 0.60%                 0.54%                 0.60%             0.81%(2)
Portfolio Turnover                                              24%                   14%                   19%                   5%

Class B

Net Asset Value, Beginning of Period                   $     13.96           $     13.18           $     10.88        $       10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.02)                (0.03)(b)             (0.01)                0.01
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33                 0.89

       Total from investment operations                      (2.94)                 0.81                  2.32                 0.90

   Less Distributions:
     Distributions from net investment income                   --                 (0.01)                   --                (0.01)
     Distributions from capital gains                           --                 (0.02)                (0.02)                  --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.03)                (0.02)               (0.02)

Net increase (decrease) in net asset value                   (2.94)                 0.78                  2.30                 0.88

Net Asset Value, End of Period                         $     11.02           $     13.96           $     13.18        $       10.88


Total Return+                                               (21.06)%                6.13%                21.32%             8.97%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    97,081           $   106,792           $    55,856        $      14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.04%                 1.82%                 2.00%             3.16%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.44)%               (0.28)%               (0.40)%          (1.35)%(2)
   After reimbursement of expenses by Advisor                (0.15)%               (0.21)%               (0.15)%            0.06%(2)
Portfolio Turnover                                              24%                   14%                   19%                   5%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            CAPITAL APPRECIATION FUND

                                                 Year Ended            Year Ended            Year Ended             Inception(a)
                                                 10/31/2001            10/31/2000            10/31/1999            to 10/31/1998

  Class A

Net Asset Value, Beginning of Period                   $     16.44           $     13.70           $     11.04        $       10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.04)(b)             (0.03)(b)             (0.00)*               0.01
     Net realized and unrealized gain (loss)
     on investments                                          (3.59)                 2.78                  2.68                 1.04

       Total from investment operations                      (3.63)                 2.75                  2.68                 1.05

   Less Distributions:
     Distributions from net investment income                   --                    --                    --                   --
     Distributions from capital gains                           --                 (0.01)                (0.02)                  --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.01)                (0.02)               (0.01)

Net increase (decrease) in net asset value                   (3.63)                 2.74                  2.66                 1.04

Net Asset Value, End of Period                         $     12.81           $     16.44           $     13.70        $       11.04


Total Return+                                               (22.08)%               20.12%                24.29%            10.51%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    59,801           $    35,889           $    13,262        $      13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.58%                 1.37%                 1.71%             3.28%(2)
   After reimbursement of expenses by Advisor                 1.20%                 1.20%                 1.20%             1.20%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.68)%               (0.44)%               (0.68)%          (1.97)%(2)
   After reimbursement of expenses by Advisor                (0.30)%               (0.27)%               (0.05)%            0.11%(2)
Portfolio Turnover                                              30%                   18%                   68%                  10%

Class B

Net Asset Value, Beginning of Period                   $     16.13           $     13.54           $     10.98        $       10.00

   Income from Investment Operations:
     Net investment loss                                     (0.15)(b)              0.15)(b)             (0.12)               (0.02)
     Net realized and unrealized gain (loss)
     on investments                                          (3.50)                 2.75                  2.68                 1.01

       Total from investment operations                      (3.65)                 2.60                  2.56                 0.99

   Less Distributions:
     Distributions from net investment income                   --                    --                    --                   --
     Distributions from capital gains                           --                 (0.01)                   --                   --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.01)                   --                (0.01)

Net increase (decrease) in net asset value                   (3.65)                 2.59                  2.56                 0.98

Net Asset Value, End of Period                         $     12.48           $     16.13           $     13.54        $       10.98


Total Return+                                               (22.63)%               19.25%                23.32%             9.91%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    72,667           $    57,082           $    23,563        $       7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.33%                 2.12%                 2.46%             4.03%(2)
   After reimbursement of expenses by Advisor                 1.95%                 1.95%                 1.95%             1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor              (1.43)%               (1.19)%               (1.46)%           (2.72)%(2)
   After reimbursement of expenses by Advisor                (1.05)%              (1.02)%               (1.03)%           (0.64)%(2)
Portfolio Turnover                                              30%                   18%                   68%                  10%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.
*    Amount represents less than $(0.01) per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  MID-CAP FUND

                                                               CLASS A                 CLASS B

                                                           Inception(a) to          Inception(a) to
                                                             10/31/2001               10/31/2001

Net Asset Value, Beginning of Period                      $       10.00       $         10.00

   Income from Investment Operations:
     Net investment income (loss)                                  0.00(c)(d)           (0.05)(c)
     Net realized and unrealized loss on investments              (0.52)                (0.52)

       Total from investment operations                           (0.52)                (0.57)


Net decrease in net asset value                                   (0.52)                (0.57)

Net Asset Value, End of Period                            $        9.48       $          9.43


Total Return+                                                     (5.20)%(1)            (5.70)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $      15,345       $         6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     2.29%(2)              3.04%(2)
   After reimbursement of expenses by Advisor                      1.40%(2)              2.15%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                   (0.86)%(2)             (1.61)%(2)
   After reimbursement of expenses by Advisor                      0.03%(2)             (0.72)%(2)
Portfolio Turnover                                                   30%                   30%

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                              EMERGING GROWTH FUND

                                                            CLASS A                         CLASS B

                                                  Year Ended     Inception(b) to    Year Ended    Inception(b) to
                                                  10/31/2001       10/31/2000       10/31/2001       10/31/2000

Net Asset Value, Beginning of Period               $    7.87        $    10.00       $    7.83        $   10.00

   Income from Investment Operations:
     Net investment loss                               (0.02)           (0.02)(c)        (0.07)           (0.06)(c)
     Net realized and unrealized loss
     on investments                                    (3.58)           (2.11)           (3.54)           (2.11)

       Total from investment operations                (3.60)           (2.13)           (3.61)           (2.17)

Net decrease in net asset value                        (3.60)           (2.13)           (3.61)           (2.17)

Net Asset Value, End of Period                     $    4.27        $    7.87        $    4.22        $    7.83


Total Return+                                         (45.74)%         (21.30)%(1)      (46.10)%         (21.70)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $  13,263        $   20,731       $     6,902      $    8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          2.36%            1.75%(2)         3.11%            2.50%(2)
   After reimbursement of expenses by Advisor           1.20%            1.20%(2)         1.95%            1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor         (1.62)%          (0.97)%(2)       (2.37)%          (1.72)%(2)
   After reimbursement of expenses by Advisor          (0.46)%          (0.42)%(2)       (1.21)%          (1.17)%(2)

Portfolio Turnover                                       230%             151%             230%             151%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on February 28, 2001.
(b)  Fund commenced investment operations on February 29, 2000.
(c)  Calculated based on average shares outstanding.
(d)  Amount less than $0.01 per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            INTERNATIONAL STOCK FUND

                                                  Year Ended         Year Ended        Year Ended         Inception(a) to
                                                  10/31/2001         10/31/2000        10/31/1999           10/31/1998

Class A

Net Asset Value, Beginning of Period               $  9.55          $   11.45        $    10.34       $         10.00

   Income from Investment Operations:
     Net investment income                            0.04               0.04(b)           0.14                  0.08
     Net realized and unrealized gain (loss)
     on investments
                                                     (2.21)             (0.98)             1.56                  0.27

       Total from investment operations              (2.17)             (0.94)             1.70                  0.35

   Less Distributions:
     Distributions from net investment income        (0.07)             (0.14)            (0.14)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.45)                   --

       Total distributions                           (0.07)             (0.96)            (0.59)                (0.01)

Net increase (decrease) in net asset value           (2.24)             (1.90)             1.11                  0.34

Net Asset Value, End of Period                     $  7.31          $    9.55        $    11.45       $         10.34

Total Return+                                       (22.88)%            (9.29)%           17.00%                 3.60%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 25,829         $   32,071       $    33,214      $         27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.14%              2.06%             2.18%                 2.76%(2)
   After reimbursement of expenses by Advisor         1.60%              1.60%             1.60%                 1.60%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.08)%            (0.03)%           0.72%                 (0.01)%(2)
   After reimbursement of expenses by Advisor         0.45%              0.43%             1.30%                 1.15%(2)
Portfolio Turnover                                      86%               117%               57%                   60%

Class B

Net Asset Value, Beginning of Period               $  9.48          $   11.38        $    10.28       $         10.00

   Income from Investment Operations:
     Net investment income (loss)                    (0.02)             (0.03)(b)          0.05                  0.03
     Net realized and unrealized gain (loss)
     on investments
                                                     (2.20)             (0.98)             1.56                  0.26

       Total from investment operations              (2.22)             (1.01)             1.61                  0.29

   Less Distributions:
     Distributions from net investment income        (0.01)             (0.07)            (0.05)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.46)                   --

       Total distributions                           (0.01)             (0.89)            (0.51)                (0.01)

Net increase (decrease) in net asset value           (2.23)             (1.90)             1.10                  0.28

Net Asset Value, End of Period                     $  7.25          $    9.48        $    11.38       $         10.28


Total Return+                                       (23.48)%            (9.92)%           16.09%                 2.90%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 4,787          $   5,497        $    3,326       $         1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.89%              2.81%             2.93%                 3.51%(2)
   After reimbursement of expenses by Advisor         2.35%              2.35%             2.35%                 2.35%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.83)%            (0.78)%           0.05%                 (0.76)%(2)
   After reimbursement of expenses by Advisor        (0.30)%            (0.32)%           0.63%                 0.40%(2)
Portfolio Turnover                                      86%               117%               57%                   60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

                          Notes to Financial Statements

1. ORANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange or traded on the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices, and equities traded on a foreign exchange will be valued at the bid price; (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts are principally traded; (5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (6) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2001, which are available to offset future capital gains, if any:

                                              Carryover               Carryover              Carryover              Carryover
Fund                                      Expiring in 2006        Expiring in 2007       Expiring in 2008       Expiring in 2009
Bond Fund                                    $       --            $        --               $0,369,805         $           --
Balanced Fund                                        --                     --                       --                     --
High Income Fund                                 66,186                328,128                  237,390              2,067,479
Growth and Income Fund                               --                     --                1,214,946              2,865,513
Capital Appreciation Fund                            --                     --                       --                     --
Mid-Cap Fund                                         --                     --                       --                     --
Emerging Growth Fund                                 --                     --                6,443,167             10,391,144
International Stock Fund                             --                     --                1,887,109              3,985,467

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Emerging Growth and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of some or all of the investments of the High Income Fund, the Mid-Cap Fund, the Emerging Growth Fund and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund, Wellington Management Company LLP for a portion of the Mid-Cap Fund and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

    Fund                            Class A       Class B           Fund                            Class A        Class B
    Cash Reserves Fund               0.55%         1.30%            Capital Appreciation Fund        1.20%          1.95%
    Bond Fund                        0.90%         1.65%            Mid-Cap Fund                     1.40%          2.15%
    Balanced Fund                    1.10%         1.85%            Emerging Growth Fund             1.20%          1.95%
    High Income Fund                 1.00%         1.75%            International Stock Fund         1.60%          2.35%
    Growth and Income Fund           1.00%         1.75%

For the year ended October 31, 2001, the Investment Advisor reimbursed expenses of $90,801 for the Cash Reserves Fund, $140,301 for the Bond Fund, $298,079 for the Balanced Fund, $160,158 for the High Income Fund, $454,597 for the Growth and Income Fund, $430,721 for the Capital Appreciation Fund, $94,077 for the Mid-Cap Fund, $278,988 for the Emerging Growth Fund and $187,608 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. The Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and International Stock Fund has $164,760, $219,636, $382,763, $232,311, $524,965, $495,548, $94,077, $371,886 and $309,841,
respectively, subject to recovery under this agreement. These amounts recoverable expire on October 31, 2003 and October 31, 2004. Through October 31, 2001, none of the Funds have made repayments to the Investment Advisor under the agreement.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2001, sales charges received by CUNA Brokerage were as follows:


      Fund                                Amount Paid                  Fund                                Amount Paid
      Cash Reserves Fund                   $0,197,723                  Capital Appreciation Fund            $1,002,092
      Bond Fund                               460,415                  Mid-Cap Fund                            139,466
      Balanced Fund                         1,296,677                  Emerging Growth Fund                    140,618
      High Income Fund                        128,406                  International Stock Fund                 56,939
      Growth and Income Fund                1,063,424

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. The Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund and High Income Fund dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Funds' capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS
For the year ended October 31, 2001, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                        U.S. Government                   Other Investment
                                          Securities                         Securities
                               -------------------------------      ------------------------------
     Fund                         Purchases          Sales             Purchases          Sales
     Bond Fund                   $38,576,042      $24,723,733        $ 32,767,009    $ 14,425,370
     Balanced Fund                48,406,244       37,553,065          98,443,191      30,064,001
     High Income Fund                     --               --          14,706,283       7,805,545
     Growth and Income Fund               --               --          73,080,958      36,185,338
     Capital Appreciation Fund            --               --         100,339,215      32,750,629
     Mid-Cap Fund                         --               --          26,303,383       4,334,351
     Emerging Growth Fund                 --               --          58,670,629      51,458,980
     International Stock Fund             --               --          33,505,145      29,411,358

At October 31, 2001, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

     Fund                        Appreciation     Depreciation           Net
     Bond Fund                 $   2,385,990   $       14,865     $  2,371,125
     Balanced Fund                 5,696,905       13,743,027       (8,046,122)
     High Income Fund                459,735        4,070,377       (3,610,642)
     Growth and Income Fund        5,837,779       27,013,356      (21,175,577)
     Capital Appreciation Fund     5,998,793       20,915,031      (14,916,238)
     Mid-Cap Fund                    749,281        2,116,412       (1,367,131)
     Emerging Growth Fund            884,101        4,717,310       (3,833,209)
     International Stock Fund      1,697,328        7,853,392       (6,156,064)

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Emerging Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

7. SECURITIES LENDING
The Funds, excluding the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At October 31, 2001, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The values of loaned securities and the corresponding collateral are included within the notes of each applicable fund's Portfolio of Investments. Amounts earned as interest on investments of cash collateral are included in the Statements of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. FINANCIAL INSTRUMENTS
Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments includes potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Emerging Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

9. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income, which generally will include bonds in the lower rating categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2001, investments in the Funds by affiliates were as follows:

                                          CUNA Mutual                CUNAMutual                   CUMIS             CUNA Brokerage
   Fund                   Class     Life Insurance Company        Insurance Society      Insurance Society, Inc.     Service Inc.
Cash Reserves Fund            A                $  1,807,476              $  1,806,271         $              --    $           --
Bond Fund                     A                   1,917,898                 1,916,619                        --                --
Balanced Fund                 A                  10,950,086                        --                 4,766,581         1,225,549
High Income Fund              A                   5,033,797                        --                        --                --
Growth and Income Fund        A                   1,918,384                 2,232,637                 3,075,986                --
Capital Appreciation Fund     A                          --                 1,695,566                12,334,147                --
Mid-Cap Fund                  A                   9,479,052                        --                        --                --
Mid-Cap Fund                  B                         943                        --                        --                --
Emerging Growth Fund          A                   2,135,000                        --                 6,404,573                --
Emerging Growth Fund          B                          --                        --                       422                --
International Stock Fund      A                   2,541,423                 4,234,858                15,129,424                --

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 12, 2001

                               Other Information


Tax Information (Unaudited)

Foreign Tax Credits: The International Stock Fund has made an election inder Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2001, the total amount of foreign taxes that will be passed through to shareholders and foreign source income for information reporting purposes will be $88,142 (all of which represents taxes withheld) and $767,031, respectively.

Corporate Dividends Received Deduction: Of the dividends paid by the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund, 0.00%, 29.34%, 1.92%, 100.00%, 0.00%, 0.00%, 0.00% and 3.30%, respectively, qualify for the corporate dividends received deduction.

Capital Gains  Distributions:  Pursuant to Internal Revenue Section 852(b),  the
Balanced and Capital Appreciation Funds had distributions of $17,091 and $566,754, respectively, which have been designated as capital gains distributions for the fiscal year ended October 31, 2001.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)(1) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(a)(2) Resolution amending Declaration of Trust dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(b)      N/A

(c)      N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2)   Amendment  No. 1 to  Management  Agreement  with CIMCO  Inc.  effective
         February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

(d)(5) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(6) Investment Sub-Advisory Agreement with IAI International Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(7) Letter agreement between MEMBERS Capital Advisors, Inc. and IAI International Limited dated October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(8) Investment Sub-Advisory Agreement with Lazard Asset Management incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(d)(9) Investment Sub-Advisory Agreement with Lazard Asset Management effective October 31, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(10) Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective February 15, 2001 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(11) Letter dated January 26, 2001 amending Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(12) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective March 14, 2001.

(d)(13) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective January 29, 2002.

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)      N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(g)(4) Amendment to Custody Agreement with State Street Bank and Trust Company effective March 14, 2001.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(h)(3) Administration Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective November 20, 2000.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(i)(1) (i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(j)      Consent of PricewaterhouseCoopers LLP

(k)      N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2) Subscription Agreement with CUNA Mutual Life Insurance Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 10, 1999.

(l)(4)   Subscription   Agreement  with  CUMIS  Insurance  Society,  Inc.  dated
         February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(l)(5) Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Supplement No. 1 to Service Plan for Class A Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(4) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(5) Supplement No. 1 to Distribution Plan for Class B Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(7) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(m)(8) Supplement No. 1 to Service Plan for Class D Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(n) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(3) Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(4) CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

Other Exhibits

Powers of Attorney

Item 24.  Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.


                          CUNA Mutual Insurance Society
                   Organizational Chart As Of February 1, 2001
CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance
                           May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1)      Credit Union Mutual Insurance Society
                                    New Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November l, 1990*
                                    State of domicile: Wisconsin

                  b.                CUNA Brokerage Services, Inc.
                                    Business: Brokerage
                                    July 19, 1985*
                                    State of domicile: Wisconsin

                  c.                CUNA Mutual General Agency of Texas, Inc.
                                    Business: Managing General Agent
                                    August 14, 1991*
                                    State of domicile: Texas

                  d.                MEMBERS Life Insurance Company
                                    Business: Credit Disability/Life/Health
                                    February 27, 1976*
                                    State of domicile: Wisconsin
                                    Formerly CUMIS Life & CUDIS

                  e.                International Commons, Inc.
                                    Business: Special Events
                                    January 13, 1981*
                                    State of domicile: Wisconsin

                  f.                CUNA Mutual Mortgage Corporation
                                    Business: Mortgage Servicing
                                    November 20, 1978* Incorporated
                                    December 1, 1995 Wholly Owned
                                    State of domicile: Wisconsin

                  g.                CUNA Mutual Insurance Agency, Inc.
                                    Business: Leasing/Brokerage
                                    March 1, 1974*
                                    State of domicile: Wisconsin
                                    Formerly CMCI Corporation

                  h.                Stewart Associates Incorporated
                                    Business:  Credit Insurance
                                    March 6, 1998
                                    State of domicile:  Wisconsin

                  i.                CMG Mortgage Assurance Company
                                    Business: Private Mortgage Insurance
                                    50% ownership by CUNA Mutual
                                    Investment Corporation
                                    50% ownership by PMI Mortgage
                                    Insurance Company
                                    October 1, 2000
                                    State of domicile: California

                  j.                CUNA Mutual Business Services, Inc.
                                    Business: Financial Services
                                    Incorporated April 22, 1974
                                    Wholly owned March 6, 2000
                                    State of domicile: Wisconsin

                  k.                League Insurance Agency
                                    Business: Insurance Agency
                                    October 1, 2000
                                    State of domicile: Connecticut

                                    League Insurance Agency is the 100% owner of the following subsidiary:

                                    Member Protection Insurance Plans
                                    Business: Insurance Agency
                                    October 1, 2000
                                    State of domicile: Connecticut

          CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

         (1)      CM Field Services, Inc.
                  Business: Serves Agency Field Staff
                  January 26,1994*
                  State of domicile: Wisconsin

         (2)      CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993
                  State of domicile: Alabama

         (3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

         (4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

         (5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993 *
                  State of domicile: Mississippi

         (6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  October 5, 1994*
                  State of domicile: Kentucky

         (7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  January 27, 1995*
                  State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago




4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd is the owner of the following subsidiary:

         (1)      CUNA Mutual Life Australia, Ltd.
                  Business: Life insurance
                  October 15, 1999
                  Australia

5.       CUNA Mutual Group, Limited
         Business: Brokerage
         May 27, 1998
         Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society

4.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement,
         Michael B. Kitchen as Voting Trustee.
         99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

6.       CMG Mortgage Insurance Company
         50% ownership by CUNA Mutual Investment Corporation 50% ownership by
         PMI Mortgage Insurance Co.
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased
           100 shares stock

10.      CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 29, 1996 - CUNA Mutual Investment Corporation purchased
           1,300,000 shares of stock

11.      finsure.australia limited
         50% ownership by CUNA Mutual Australia Holding Company Pty. Limited
         50% ownership by CUSCAL
         October 15, 1999

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

13.      CUNA Strategic Services Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions
         1% Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49 % CUNA Mutual Investment Corporation
         51% Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society 33.3% ownership by
         CUNA & Affiliates 33.3% ownership by American Association of Credit
         Union Leagues
         January 5, 2000

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                   Organizational Chart As Of February 1, 2001

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO))
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

Item 25.  Indemnification

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         The Investment Adviser for the MEMBERS Mutual Fund is MEMBERS Capital Advisors, Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS               POSITION HELD

Michael S. Daubs                    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              President
Madison, WI 53705                   1982-Present

                                    Director
                                    1995-Present

                                    CUNA Mutual Insurance Society
                                    Chief Officer - Investment
                                    1990-Present

                                    CUNA Mutual Life Insurance Company
                                    Chief Officer - Investment
                                    1989-Present

Lawrence R. Halverson               MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              Senior Vice President
Madison, WI 53705                   1996-Present

                                    Vice President
                                    1988-Present

                                    Secretary
                                    1992-1999

                                    CUNA Brokerage Services, Inc.
                                    President
                                    1996-1998

                                    Director
                                    1996-Present

Joyce A. Harris                     MEMBERS Capital Advisors, Inc.
PO Box 7130                         Director and Chair
Madison, WI  53707                  1992 - Present

                                    Heartland Credit Union
                                    President and Chief Executive Officer
                                    1978- Present

James C. Hickman                    MEMBERS Capital Advisors, Inc.
975 University Avenue               Director
Madison, WI 53706                   1992 - Present

                                    University of Wisconsin
                                    Professor
                                    1972 - Present

Mary E. Hoffmann                    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              Treasurer
Madison, WI 53705                   2000 - Present

                                    Assistant Vice President
                                    2001 - Present

Michael B. Kitchen                  MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              Director
Madison, WI 53705                   1995 - Present

                                    CUNA Mutual Insurance Society
                                    President and Chief Executive Officer
                                    1995- Present

                                    CUNA Mutual Life Insurance Company
                                    President and Chief Executive Officer
                                    1995 - Present

Tracy K. Lien                       MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              Assistant Secretary
Madison, WI 53705                   1999-Present

Thomas J. Merfeld                   MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              Senior Vice President
Madison, WI 53705                   2000 - Present

                                    Secretary
                                    1999 - Present

                                    Vice President
                                    1994 - 2000

George A. Nelson                    MEMBERS Capital Advisors, Inc.
PO Box 44965                        Director and Vice Chair
Madison, WI 53744                   1992 - Present

                                    Evening Telegram Co. - WISC-TV
                                    Executive Vice President
                                    1982 - Present

Jeffrey B. Pantages                 MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              Senior Vice President
Madison, WI 53705                   1998-Present

Mark T. Warshauer                   MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.              Senior Vice President
Madison, WI 53705                   2000 - Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

         (b)      Officers and Directors of CUNA Brokerage.

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    With the Underwriter               With Registrant
------------------                  --------------------               -----------------

Wayne A. Benson*                    Director                           Chief Officer - Sales & Marketing

Bradley A. Buss**                   Assistant Vice President           Assistant Vice President - Broker Dealer Operations

Laurie M. Carlson*                  Assistant Secretary                Law Specialist I

Timothy L. Carlson**                Assistant Treasurer                None

David S. Emery*                     Vice President                     Division Vice President Credit
9500 Cleveland Ave. #210                                               Union Services
Rancho Cucamonga, CA 91730

James E. Gowan*                     Director                           Vice President Relationship Management Sales

Timothy S. Halevan**                Compliance Officer                 Assistant Vice President - Chief Compliance Officer

Lawrence R. Halverson*              Director                           None

John W. Henry*                      Director & Vice President          Vice President

Michael G. Joneson*                 Secretary & Treasurer              Forecasting & Planning Vice President, Finance

Daniel J. LaRocque*                 Vice President                     Vice President & Deputy General Counsel

Tracy K. Lien*                      Assistant Secretary                Recording Secretary/Technical Writer

Marcia L. Martin**                  Director & President               Assistant Vice President Broker/Dealer Ops

Geoffrey M. McCloskey*              Assistant Treasurer                Vice President  - Shared Services

Daniel E. Meylink, Sr.*             Director                           Chief Officer - Members Services

Faye A. Patzner*                    Vice President - General Counsel   Senior Vice President and General Counsel

Patricia A. Price**                 Assistant Vice President           Assistant Vice President - Broker Dealer Relationships

Lynn S. Sabo**                      Assistant Vice President           Assistant Vice President - Broker Dealer Operations

Deborah A. Withey*                  Assistant Vice President           Assistant Vice President - Advisory Services


*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.


c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       MEMBERS Capital Advisors, Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       Boston Financial Data Services
                  66 Brooks Drive
                  Braintree, MA 02184

         d.       State Street Bank & Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of February 25, 2002.


                                    MEMBERS Mutual Funds


                                    By: /s/ Lawrence R. Halverson
                                        Lawrence R. Halverson
                                        Trustee, President and Principal
                                        Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.

SIGNATURES AND TITLE                                                   DATE

/s/ Holly S. Baggot                                                    February 25, 2002
Holly S. Baggot, Secretary

/s/ Gwendolyn M. Boeke*                                                October 17, 2001
Gwendolyn M. Boeke, Trustee

/s/ Michael S. Daubs                                                   February 25, 2002
Michael S. Daubs, Trustee and Chairman

/s/ Alfred L. Disrud*                                                  October 17, 2001
Alfred L. Disrud, Trustee

/s/ Lawrence R. Halverson                                              February 25, 2002
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer

/s/ Mary E. Hoffmann                                                   February 25, 2002
Mary E. Hoffmann, Treasurer

/s/ Dan P. Owens                                                       February 25, 2002
Dan P. Owens, Assistant Treasurer

/s/ Kevin S. Thompson                                                  February 25, 2002
Kevin S. Thompson, Attorney-in-Fact

/s/ Thomas C. Watt*                                                    October 17, 2001
Thomas C. Watt, Trustee

*Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit
Number      Description

(d)(12) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective March 14, 2001.

(d)(13) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective January 29, 2002.

(g)(4) Amendment to Custody Agreement with State Street Bank and Trust Company effective March 14, 2001.

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective November 20, 2000.

(j)       Consent of PricewaterhouseCoopers LLP.

Other Exhibits

Powers of Attorney

                                 Exhibit (d)(12)

Michael S. Daubs
President, MEMBERS Capital Advisors, Inc.
Phone:   608.231.7500
Fax:     608.238.2316
E-mail:  michael.daubs@cunamutual.com



March 14, 2001


To:      Board of Trustees of MEMBERS Mutual Funds

Re:      Expense Reimbursement


Dear Trustees:

This letter is to confirm that MEMBERS Capital Advisors, Inc., the investment advisor for MEMBERS Mutual Funds, contractually agrees to reimburse each funds' expenses other than its management, 12B-1 and service fees (excluding taxes, interest and extraordinary items) that exceed the following amounts:

Cash Reserves                         0.15%
Bond                                  0.15%
Balanced                              0.20%
High Income                           0.20%
Growth and Income                     0.20%
Capital Appreciation                  0.20%
Mid-Cap                               0.20%
Emerging Growth                       0.20%
International Stock                   0.30%


Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within the fee structure described above. MEMBERS Capital Advisors further agrees to this reimbursement until the effective date of the MEMBERS Mutual Funds' next post effective amendment scheduled to be filed in February, 2002.

Very truly yours,


/s/ Michael S. Daubs
Michael S. Daubs
President, MEMBERS Capital Advisors, Inc.

                                 Exhibit (d)(13)

Michael S. Daubs
President, MEMBERS Capital Advisors, Inc.
Phone:   608.231.7500
Fax:     608.238.2316
E-mail:  michael.daubs@cunamutual.com



January 29, 2002


To:      Board of Trustees of MEMBERS Mutual Funds

Re:      Expense Reimbursement


Dear Trustees:

This letter is to confirm that MEMBERS Capital Advisors, Inc., the investment advisor for MEMBERS Mutual Funds, contractually agrees to reimburse each funds' expenses other than its management, 12B-1 and service fees (excluding taxes, interest and extraordinary items) that exceed the following amounts:

Cash Reserves                         0.15%
Bond                                  0.15%
Balanced                              0.20%
High Income                           0.20%
Growth and Income                     0.20%
Capital Appreciation                  0.20%
Mid-Cap                               0.20%
Emerging Growth                       0.20%
International Stock                   0.30%

Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within the fee structure described above. MEMBERS Capital Advisors further agrees to this reimbursement until the effective date of the MEMBERS Mutual Funds' post effective amendment scheduled to be filed in February, 2003.

Very truly yours,


/s/ Michael S. Daubs
Michael S. Daubs
President, MEMBERS Capital Advisors, Inc.

                                 Exhibit (g)(4)

                         AMENDMENT TO CUSTODY AGREEMENT

This Amendment to the Custody Agreement is made as of March 14, 2001 by and between MEMBERS MUTUAL FUNDS (the "Fund") and STATE STREET BANK AND TRUST COMPANY ("State Street"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Contract referred to below.

         WHEREAS, the Fund and State Street entered into a Custodian Agreement dated as of October 28, 1997 (the "Contract"); and

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each such series subject to the Contract (each such series, together with all other series subsequently established by a Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios"); and

         WHEREAS, the Fund and State Street desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund and State Street desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I.       Section 3 and Section 4 of the Contract are hereby deleted.

II. New Sections 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

Section 3.        Provisions Relating to Rule 17f-5

         3.1. Definitions. Capitalized terms in this Amendment shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

         3.2. Delegation to State Street as Foreign Custody Manager. The Fund, by resolution adopted by its Board of Trustees (the "Board"), hereby delegates to State Street, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3 with respect to Foreign Assets of the Portfolios held outside the United States, and State Street hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

         3.3. Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with
Section 3.6 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which State Street has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to State Street as Foreign Custody Manager for that country shall be deemed to have been withdrawn and State Street shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, State Street shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which State Street's acceptance of delegation is withdrawn.

         3.4.     Scope of Delegated Responsibilities:

                  (a) Selection of Eligible Foreign Custodians. Subject to the provisions of Section 3, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

                  (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

                  (c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.6 hereunder.

         3.5. Guidelines for the Exercise of Delegated Authority. For purposes of this Section 3, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which State Street is serving as Foreign Custody Manager of the Portfolios.

         3.6. Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3 after the occurrence of the material change.

         3.7. Standard of Care as Foreign Custody Manager of a Portfolio. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         3.8. Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to State Street that the Board has determined that it is reasonable for the Board to rely on State Street to perform the responsibilities delegated pursuant to this Contract to State Street as the Foreign Custody Manager of the Portfolios.

         3.9. Effective Date and Termination of State Street as Foreign Custody Manager. The Board's delegation to State Street as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.3 hereof shall govern the delegation to and termination of State Street as Foreign Custody Manager of the Portfolios with respect to designated countries.

         3.10. Analysis and Monitoring. State Street shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

         3.11. Standard of Care. State Street agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.10.

Section 4. Provisions Relating to Custody of Assets Held Outside the United
States

         4.1. Duties of State Street with Respect to Property of the Portfolios Held Outside the United States.

Definitions. Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

         4.2. Holding Securities. State Street shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. State Street may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to State Street for the benefit of its customers, provided however, that (i) the records of State Street with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, State Street shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         4.3. Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by State Street or a Foreign Sub-Custodian, as applicable, in such country.

         4.4.  Transactions in Foreign Custody Account.

         4.4.1. Delivery of Foreign Assets. State Street or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by State Street or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of State Street (or the name of the respective Foreign Sub-Custodian or of any nominee of State Street or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

         (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

         4.4.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through State Street or its Foreign Sub-Custodians;

         (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vi) for payment of part or all of the dividends received in respect of securities sold short;

         (vii) in connection with the borrowing or lending of foreign securities; and

         (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         4.4.3. Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

State Street shall provide to the Board the information with respect to custody and settlement practices in countries in which State Street employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. State Street may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

         4.5. Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of State Street or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. State Street or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         4.6. Bank Accounts. State Street shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with State Street. Where State Street is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of State Street, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by State Street (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of State Street (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

         4.7. Collection of Income. State Street shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and State Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

         4.8. Shareholder Rights. With respect to the foreign securities held pursuant to this Article 4, State Street will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

         4.9. Communications Relating to Foreign Securities. State Street shall transmit promptly to the Fund written information with respect to materials received by State Street via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, State Street shall transmit promptly to the Fund written information with respect to materials so received by State Street from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. State Street shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) State Street or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) State Street receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which State Street is to take action to exercise such right or power.

         4.10. Liability of Foreign Sub-Custodians. Each agreement pursuant to which State Street employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, State Street from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of State Street with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         4.11. Tax Law. State Street shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or State Street as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify State Street of the obligations imposed on the Fund with respect to the Portfolios or State Street as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of State Street with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

         4.12. Liability of Custodian. Except as may arise from State Street's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, State Street shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk. State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, State Street shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If State Street is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Section 3 hereof, in the event of any conflict between the provisions of Section 3 and
         Section 4 hereof, the provisions of Section 3 shall prevail.

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

                               STATE STREET BANK and TRUST COMPANY


                               By:      /s/ Stephen R. Hilliard
                               Name:    Stephen R. Hilliard
                               Title:   Senior Vice President


                               MEMBERS MUTUAL FUNDS


                               By:      /s/ Lawrence R. Halverson
                               Name:    Lawrence R. Halverson
                               Title:   President

                                   SCHEDULE A

Argentina                                                              Citibank, N.A.

Australia                                                              Westpac Banking Corporation

Austria                                                                Erste Bank der Osterreichischen
                                                                       Sparkassen AG

Bahrain                                                                HSBC Bank Middle East
                                                                       (as delegate of The Hongkong and
                                                                       Shanghai Banking Corporation Limited)

Bangladesh                                                             Standard Chartered Bank

Belgium                                                                Fortis Bank nv-sa

Bermuda                                                                The Bank of Bermuda Limited

Bolivia                                                                Citibank, N. A.

Botswana                                                               Barclays Bank of Botswana Limited

Brazil                                                                 Citibank, N.A.

Bulgaria                                                               ING Bank N.V.

Canada                                                                 State Street Trust Company Canada

Chile                                                                  Citibank, N.A.

People's Republic                                                      The Hongkong and Shanghai
of China                                                               Banking Corporation Limited,
                                                                       Shanghai and Shenzhen branches

Colombia                                                               Cititrust Colombia S.A.
                                                                       Sociedad Fiduciaria

Costa Rica                                                             Banco BCT S.A.

Croatia                                                                Privredna Banka Zagreb d.d

Cyprus                                                                 The Cyprus Popular Bank Ltd.

Czech Republic                                                         Eeskoslovenska Obchodni
                                                                       Banka, A.S.

Denmark                                                                Den Danske Bank

Ecuador                                                                Citibank, N.A.

Egypt                                                                  Egyptian British Bank S.A.E.
                                                                       (as delegate of The Hongkong
                                                                       and Shanghai Banking Corporation
                                                                       Limited)

Estonia                                                                Hansabank

Finland                                                                Merita Bank Plc.

France                                                                 BNP Paribas, S.A.

Germany                                                                Dresdner Bank AG

Ghana                                                                  Barclays Bank of Ghana Limited

Greece                                                                 National Bank of Greece S.A.

Hong Kong                                                              Standard Chartered Bank

Hungary                                                                Citibank Rt.

Iceland                                                                Icebank Ltd.

India                                                                  Deutsche Bank AG

                                                                       The Hongkong and Shanghai
                                                                       Banking Corporation Limited

Indonesia                                                              Standard Chartered Bank

Ireland                                                                Bank of Ireland

Israel                                                                 Bank Hapoalim B.M.

Italy                                                                  BNP Paribas, Italian Branch

Ivory Coast                                                            Societe Generale de Banques
                                                                       en Cote d'Ivoire

Jamaica                                                                Scotiabank Jamaica Trust and Merchant
                                                                       Bank Ltd.

Japan                                                                  The Fuji Bank, Limited

                                                                       The Sumitomo Bank, Limited

Jordan                                                                 HSBC Bank Middle East
                                                                       (as delegate of The Hongkong and
                                                                       Shanghai Banking Corporation Limited)

Kenya                                                                  Barclays Bank of Kenya Limited

Republic of Korea                                                      The Hongkong and Shanghai Banking
                                                                       Corporation Limited

Latvia                                                                 A/s Hansabanka

Lebanon                                                                HSBC Bank Middle East
                                                                       (as delegate of The Hongkong and
                                                                       Shanghai Banking Corporation Limited)

Lithuania                                                              Vilniaus Bankas AB

Malaysia                                                               Standard Chartered Bank
                                                                       Malaysia Berhad

Mauritius                                                              The Hongkong and Shanghai
                                                                       Banking Corporation Limited

Mexico                                                                 Citibank Mexico, S.A.

Morocco                                                                Banque Commerciale du Maroc

Namibia                                                                Standard Bank Namibia Limited               -

Netherlands                                                            Fortis Bank (Nederland) N.V.

New Zealand                                                            ANZ Banking Group
                                                                       (New Zealand) Limited

Norway                                                                 Christiania Bank og
                                                                       Kreditkasse ASA

Oman                                                                   HSBC Bank Middle East
                                                                       (as delegate of The Hongkong and
                                                                       Shanghai Banking Corporation Limited)

Pakistan                                                               Deutsche Bank AG

Palestine                                                              HSBC Bank Middle East
                                                                       (as delegate of The Hongkong and
                                                                       Shanghai Banking Corporation Limited)

Panama                                                                 BankBoston, N.A.

Peru                                                                   Citibank, N.A.

Philippines                                                            Standard Chartered Bank

Poland                                                                 Citibank (Poland) S.A.

Portugal                                                               Banco Comercial Portugues

Qatar                                                                  HSBC Bank Middle East
                                                                       (as delegate of The Hongkong and
                                                                       Shanghai Banking Corporation Limited)

Romania                                                                ING Bank N.V.

Russia                                                                 Credit Suisse First Boston AO - Moscow
                                                                       (as delegate of Credit Suisse
                                                                       First Boston - Zurich)

Singapore                                                              The Development Bank
                                                                       of Singapore Limited

Slovak Republic                                                        Eeskoslovenska Obchodni Banka, A.S.

Slovenia                                                               Bank Austria Creditanstalt d.d. - Ljubljana

South Africa                                                           Standard Bank of South Africa Limited

Spain                                                                  Banco Santander Central Hispano S.A.

Sri Lanka                                                              The Hongkong and Shanghai
                                                                       Banking Corporation Limited

Swaziland                                                              Standard Bank Swaziland Limited

Sweden                                                                 Skandinaviska Enskilda Banken

Switzerland                                                            UBS AG

Taiwan - R.O.C.                                                        Central Trust of China

Thailand                                                               Standard Chartered Bank

Trinidad & Tobago                                                      Republic Bank Limited

Tunisia                                                                Banque Internationale Arabe de Tunisie

Turkey                                                                 Citibank, N.A.

Ukraine                                                                ING Bank Ukraine

United Kingdom                                                         State Street Bank and Trust Company,
                                                                       London Branch

Uruguay                                                                BankBoston, N.A.

Venezuela                                                              Citibank, N.A.

Vietnam                                                                The Hongkong and Shanghai
                                                                       Banking Corporation Limited

Zambia                                                                 Barclays Bank of Zambia Limited

Zimbabwe                                                               Barclays Bank of Zimbabwe Limited

                                   SCHEDULE B

         Argentina                                            Caja de Valores S.A.

         Australia                                            Austraclear Limited

                                                              Reserve Bank Information and
                                                              Transfer System

         Austria                                              Oesterreichische Kontrollbank AG
                                                              (Wertpapiersammelbank Division)

         Belgium                                              Caisse Interprofessionnelle de Depots et
                                                              de Virements de Titres, S.A.
                                                              Banque Nationale de Belgique


         Brazil                                               Companhia Brasileira de Liquidacao e
                                                              Custodia

         Bulgaria                                             Central Depository AD

                                                              Bulgarian National Bank

         Canada                                               Canadian Depository for Securities Limited

         Chile                                                Deposito Central de Valores S.A.

         People's Republic                                    Shanghai Securities Central Clearing &
         of China                                             Registration Corporation
                                                              Shenzhen Securities Central Clearing Co., Ltd.

         Colombia                                             Deposito Centralizado de Valores

         Costa Rica                                           Central de Valores S.A.

         Croatia                                              Ministry of Finance

                                                              National Bank of Croatia

                                                              Sredisnja Depozitarna Agencija d.d.

         Czech Republic                                       Stredisko cennych papiru

                                                              Czech National Bank

         Denmark                                              Vaerdipapircentralen (Danish
                                                              Securities Center)

         Egypt                                                Misr for Clearing, Settlement,
                                                              and Depository

         Estonia                                              Eesti Vaartpaberite Keskdepositoorium

         Finland                                              Finnish Central Securities
                                                              Depository

         France                                               Societe Interprofessionnelle pour la Compensation
         des Valeurs Mobilieres

         Germany                                              Clearstream Banking AG, Frankfurt

         Greece                                               Bank of Greece,
                                                              System for Monitoring Transactions in
                                                              Securities in Book-Entry Form

                                                              Central Securities Depository
                                                              (Apothetirion Titlon AE)

         Hong Kong                                            Central Clearing and Settlement System

                                                              Central Moneymarkets Unit

         Hungary                                              Kozponti Elszamolohaz es Ertektar
                                                              (Budapest) Rt. (KELER)

         India                                                National Securities Depository Limited

                                                              Central Depository Services India Limited

                                                              Reserve Bank of India

         Indonesia                                            Bank Indonesia

                                                              PT Kustodian Sentral Efek Indonesia

         Ireland                                              Central Bank of Ireland
                                                              Securities Settlement Office

         Israel                                               Tel Aviv Stock Exchange Clearing
                                                              House Ltd. (TASE Clearinghouse)

         Italy                                                Monte Titoli S.p.A.

                                                              Banca d'Italia

         Ivory Coast                                          Depositaire Central - Banque de Reglement

         Jamaica                                              Jamaica Central Securities Depository

         Japan                                                Japan Securities Depository Center (JASDEC)
                                                              Bank of Japan Net System

         Kenya                                                Central Bank of Kenya

         Republic of Korea                                    Korea Securities Depository

         Latvia                                               Latvian Central Depository


         Lebanon                                              Custodian and Clearing Center of
                                                              Financial Instruments for Lebanon
                                                              and the Middle East (Midclear) S.A.L.

                                                              Banque du Liban

         Lithuania                                            Central Securities Depository of Lithuania

         Malaysia                                             Malaysian Central Depository Sdn. Bhd.

                                                              Bank Negara Malaysia,
                                                              Scripless Securities Trading and Safekeeping
                                                              System

         Mauritius                                            Central Depository and Settlement Co. Ltd.

                                                              Bank of Mauritius

         Mexico                                               S.D. INDEVAL
                                                              (Instituto para el Deposito de Valores)

         Morocco                                              Maroclear

         Netherlands                                          Nederlands Centraal Instituut voor
                                                              Giraal Effectenverkeer B.V. (NECIGEF)

         New Zealand                                          New Zealand Central Securities
                                                              Depository Limited

         Norway                                               Verdipapirsentralen (Norwegian Central
                                                              Securities Depository)

         Oman                                                 Muscat Depository & Securities
                                                              Registration Company, SAOC

         Pakistan                                             Central Depository Company of Pakistan Limited

                                                              State Bank of Pakistan


         Palestine                                            Clearing Depository and Settlement, a department
                                                              of the Palestine Stock Exchange

         Peru                                                 Caja de Valores y Liquidaciones, Institucion de
                                                              Compensacion y Liquidacion de Valores S.A

         Philippines                                          Philippine Central Depository, Inc.

                                                              Registry of Scripless Securities
                                                              (ROSS) of the Bureau of Treasury

         Poland                                               National Depository of Securities
                                                              (Krajowy Depozyt Papierow Wartos<180>ciowych SA)

                                                              Central Treasury Bills Registrar

         Portugal                                             Central de Valores Mobiliarios

         Qatar                                                Central Clearing and Registration (CCR), a
                                                              department of the Doha Securities Market

         Romania                                              National Securities Clearing, Settlement and
                                                              Depository Company

                                                              Bucharest Stock Exchange Registry Division

                                                              National Bank of Romania

         Singapore                                            Central Depository (Pte) Limited

                                                              Monetary Authority of Singapore

         Slovak Republic                                      Stredisko cennych papierov

                                                              National Bank of Slovakia

         Slovenia                                             Klirinsko Depotna Druzba d.d.


         South Africa                                         Central Depository Limited

                                                              Share Transactions Totally Electronic
                                                              (STRATE) Ltd.

         Spain                                                Servicio de Compensacion y
                                                              Liquidacion de Valores, S.A.

                                                              Banco de Espana,
                                                              Central de Anotaciones en Cuenta

         Sri Lanka                                            Central Depository System
                                                              (Pvt) Limited

         Sweden                                               Vardepapperscentralen  VPC AB
                                                              (Swedish Central Securities Depository)

         Switzerland                                          SegaIntersettle AG (SIS)

         Taiwan - R.O.C.                                      Taiwan Securities Central
                                                              Depository Co., Ltd.

         Thailand                                             Thailand Securities Depository
                                                              Company Limited

         Tunisia                                              Societe Tunisienne Interprofessionelle pour la
                                                              Compensation et de Depots des
                                                              Valeurs Mobilieres

         Turkey                                               Takas ve Saklama Bankasi A.(a).
                                                              (TAKASBANK)

                                                              Central Bank of Turkey

         Ukraine                                              National Bank of Ukraine

         United Kingdom                                       Central Gilts Office and
                                                              Central Moneymarkets Office

         Venezuela                                            Banco Central de Venezuela

         Zambia                                               LuSE Central Shares Depository Limited
                                                              Bank of Zambia

TRANSNATIONAL

         Euroclear

         Clearstream Banking AG

                                   SCHEDULE C

The Guide to Custody in World Markets       An overview of safekeeping and settlement practices and
(annually)                                  procedures in each market in which State Street Bank and Trust Company offers custodial services.

Global Custody Network Review               Information relating to the operating history and structure of
(annually)                                  depositories and subcustodians
                                            located in the markets in which
                                            State Street Bank and Trust Company
                                            offers custodial services, including
                                            transnational depositories.

Global Legal Survey                         With respect to each market in which
                                            State Street Bank and (annually)
                                            Trust Company offers custodial
                                            services, opinions relating to
                                            whether local law restricts (i)
                                            access of a fund's independent
                                            public accountants to books and
                                            records of a Foreign Sub-Custodian
                                            or Foreign Securities System, (ii)
                                            the Fund's ability to recover in the
                                            event of bankruptcy or insolvency of
                                            a Foreign Sub-Custodian or Foreign
                                            Securities System, (iii) the Fund's
                                            ability to recover in the event of a
                                            loss by a Foreign Sub-Custodian or
                                            Foreign Securities System, and (iv)
                                            the ability of a foreign investor to
                                            convert cash and cash equivalents to
                                            U.S. dollars.

Subcustodian Agreements                     Copies of the subcustodian contracts
                                            State Street Bank and (annually)
                                            Trust Company has entered into with
                                            each subcustodian in the markets in
                                            which State Street Bank and Trust
                                            Company offers subcustody services
                                            to its US mutual fund clients.

Network Bulletins (weekly):                 Developments of interest to
                                            investors in the markets in which
                                            State Street Bank and Trust Company
                                            offers custodial services.

Foreign Custody Advisories (as
necessary):                                 With respect to markets in which
                                            State Street Bank and Trust Company
                                            offers custodial services which
                                            exhibit special custody risks,
                                            developments which may impact State
                                            Street's ability to deliver expected
                                            levels of service.

                                 Exhibit (h)(4)


                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                     BETWEEN

                              MEMBERS MUTUAL FUNDS

                                       AND

                       STATE STREET BANK AND TRUST COMPANY

                                TABLE OF CONTENTS
                                                                          Page

1.       Terms of Appointment and Duties....................................1

2.       Third Party Administrators for Defined Contribution Plans .........4

3.       Fees and Expenses..................................................4

4.       Representations and Warranties of the Transfer Agent...............6

5.       Representations and Warranties of the Fund.........................6

6.       Wire Transfer Operating Guidelines.................................6

7.       Data Access and Proprietary Information............................8

8.       Indemnification...................................................10

9.       Standard of Care..................................................11

10.      Year 2000.........................................................11

11.      Confidentiality ..................................................11

12.      Covenants of the Fund and the Transfer Agent......................12

13.      Termination of Agreement..........................................12

14.      Assignment and Third Party Beneficiaries..........................13

15.      Subcontractors....................................................14

16.      Miscellaneous.....................................................14

17.      Additional Funds..................................................16

18.      Limitations of Liability of the Trustees and Shareholders.........16

                      TRANSFER AGENCY AND SERVICE AGREEMENT

AGREEMENT made as of the 20th day of November, 2000, by and between MEMBERS MUTUAL FUND a Delaware business trust, having its principal office and place of business at 5910 Mineral Point Road, Madison, Wisconsin 53705 (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Transfer Agent").

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund intends to initially offer shares in 1 (one) series, such series shall be named in the attached Schedule A which may be amended by the parties from time to time (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 17, being herein referred to as a "Portfolio", and collectively as the "Portfolios"); and

WHEREAS, the Fund on behalf of the Portfolios desires to appoint the Transfer Agent as its transfer agent, dividend disbursing agent, custodian of certain retirement plans and agent in connection with certain other activities, and the Transfer Agent desires to accept such appointment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Terms of Appointment and Duties

   1.1 Transfer Agency Services. Subject to the terms and conditions set forth in this Agreement, the Fund, on behalf of the Portfolios, hereby employs and appoints the Transfer Agent to act as, and the Transfer Agent agrees to act as its transfer agent for the Fund's authorized and issued shares of its beneficial interest ("Shares"), dividend disbursing agent, custodian of certain retirement plans and agent in connection with any accumulation, open-account or similar plan provided to the shareholders of each of the respective Portfolios of the Fund ("Shareholders") and set out in the currently effective prospectus and statement of additional information ("prospectus") of the Fund on behalf of the applicable Portfolio, including without limitation any periodic investment plan or periodic withdrawal program. In accordance with procedures established from time to time by agreement between the Fund on behalf of each of the Portfolios, as applicable and the Transfer Agent, the Transfer Agent agrees that it will perform the following services:

(a) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation thereof to the Custodian of the Fund authorized pursuant to the Declaration of Trust of the Fund (the "Custodian");

(b) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

(c) Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation thereof to the Custodian;

(d) In respect to the transactions in items (a), (b) and (c) above, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Fund;

(e) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

(f) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

(g) Prepare and transmit payments for dividends and distributions declared by the Fund on behalf of the applicable Portfolio;

(h) Issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Fund, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity;

(i) Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and

(j) Record the issuance of Shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of Shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. The Transfer Agent shall also provide the Fund on a regular basis with the total number of Shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund.

1.2 Additional Services. In addition to, and neither in lieu nor in contravention of, the services set forth in the above paragraph, the Transfer Agent shall perform the following services:

         (a) Other Customary Services. Perform the customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open-account or similar plan (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing Shareholder proxies, Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information;

         (b) Control Book (also known as "Super Sheet"). Maintain a daily record and produce a daily report for the Fund of all transactions and receipts and disbursements of money and securities and deliver a copy of such report for the Fund for each business day to the Fund no later than 9:00 AM Eastern Time, or such earlier time as the Fund may reasonably require, on the next business day;

         (c) "Blue Sky" Reporting. The Fund shall (i) identify to the Transfer Agent in writing those transactions and assets to be treated as exempt from blue sky reporting for each State and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of the Transfer Agent for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and providing a system which will enable the Fund to monitor the total number of Shares sold in each State;

         (d) National Securities Clearing Corporation (the "NSCC"). (i) accept and effectuate the registration and maintenance of accounts through Networking and the purchase, redemption, transfer and exchange of shares in such accounts through Fund/SERV (Networking and Fund/SERV being programs operated by the NSCC on behalf of NSCC's participants, including the Fund), in accordance with, instructions transmitted to and received by the Transfer Agent by transmission from NSCC on behalf of broker-dealers and banks which have been established by, or in accordance with the instructions of authorized persons, as hereinafter defined on the dealer file maintained by the Transfer Agent; (ii) issue instructions to Fund's banks for the settlement of transactions between the Fund and NSCC (acting on behalf of its broker-dealer and bank participants); (iii) provide account and transaction information from the affected Fund's records on DST Systems, Inc. computer system TA2000 ("TA2000 System") in accordance with NSCC's Networking and Fund/SERV rules for those broker-dealers; and (iv) maintain Shareholder accounts on TA2000 System through Networking;

         (e) New Procedures. New procedures as to who shall provide certain of these services in Section 1 may be established in writing from time to time by agreement between the Fund and the Transfer Agent. The Transfer Agent may at times perform only a portion of these services and the Fund or its agent may perform these services on the Fund's behalf; and

         (f) Additional Telephone Support Services. If the parties elect to have the Transfer Agent provide additional telephone support services under this Agreement, the parties will agree to such services, fees and sub-contracting as stated in Schedule 1.2(f) entitled "Telephone Support Services" attached hereto.

2.       Third Party Administrators for Defined Contribution Plans

2.1 The Fund may decide to make available to certain of its customers, a qualified plan program (the "Program") pursuant to which the customers ("Employers") may adopt certain plans of deferred compensation ("Plan or Plans") for the benefit of the individual Plan participant (the "Plan Participant"), such Plan(s) being qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and administered by third party administrators which may be plan administrators as defined in the Employee Retirement Income Security Act of 1974, as amended (the "TPA(s)").

2.2      In accordance with the procedures established in the initial Schedule
         2.1 entitled "Third Party Administrator Procedures", as may be amended by the Transfer Agent and the Fund from time to time ("Schedule 2.1"), the Transfer Agent shall:

(a) Treat Shareholder accounts established by the Plans in the name of the Trustees, Plans or TPAs as the case may be as omnibus accounts;

(b) Maintain omnibus accounts on its records in the name of the TPA or its designee as the Trustee for the benefit of the Plan; and

(c) Perform all services under Section 1 as transfer agent of the Funds and not as a record-keeper for the Plans.

2.3 Transactions identified under Section 2 of this Agreement shall be deemed exception services ("Exception Services") when such transactions:

(a) Require the Transfer Agent to use methods and procedures other than those usually employed by the Transfer Agent to perform services under
         Section 1 of this Agreement;

(b) Involve the provision of information to the Transfer Agent after the commencement of the nightly processing cycle of the TA2000 System; or

         (c) Require more manual intervention by the Transfer Agent, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan and pre-nightly transactions.

3.       Fees and Expenses

   3.1 Fee Schedule. For the performance by the Transfer Agent pursuant to this Agreement, the Fund agrees to pay the Transfer Agent an annual maintenance fee for each Shareholder account as set forth in the attached fee schedule ("Schedule 3.1"). Such fees and out-of-pocket expenses and advances identified under Section 3.2 below may be changed from time to time subject to mutual written agreement between the Fund and the Transfer Agent.

3.2 Out-of-Pocket Expenses. In addition to the fee paid under Section 3.1 above, the Fund agrees to reimburse the Transfer Agent for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, mailing and tabulating proxies, records storage, or advances incurred by the Transfer Agent for the items set out in Schedule 3.1 attached hereto. In addition, any other expenses incurred by the Transfer Agent at the request or with the consent of the Fund, will be reimbursed by the Fund.

3.3 Postage. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to the Transfer Agent by the Fund at least seven (7) days prior to the mailing date of such materials.

3.4 Invoices. The Fund agrees to pay all fees and reimbursable expenses within thirty (30) days following the receipt of the respective billing notice, except for any fees or expenses that are subject to good faith dispute. In the event of such a dispute, the Fund may only withhold that portion of the fee or expense subject to the good faith dispute. The Fund shall notify the Transfer Agent in writing within twenty-one
         (21) calendar days following the receipt of each billing notice if the Fund is disputing any amounts in good faith. If the Fund does not provide such notice of dispute within the required time, the billing notice will be deemed accepted by the Fund. The Fund shall settle such disputed amounts within five (5) days of the day on which the parties agree on the amount to be paid by payment of the agreed amount. If no agreement is reached, then such disputed amounts shall be settled as may be required by law or legal process.

3.5 Cost of Living Adjustment. Following the Initial Term, unless the parties shall otherwise agree and provided that the service mix and volumes remain consistent as previously provided in the Initial Term, the total fee for all services shall equal the fee that would be charged for the same services based on a fee rate (as reflected in a fee rate schedule) increased by the percentage increase for the twelve-month period of such previous calendar year of the Consumer Price Index for Urban Wage Earners and Clerical Workers, for the Boston area, as published bimonthly by the United States Department of Labor, Bureau of Labor Statistics, or, in the event that publication of such Index is terminated, any successor or substitute index, appropriately adjusted, acceptable to both parties.

3.6 Late Payments. If any undisputed amount in an invoice of the Transfer Agent (for fees or reimbursable expenses) is not paid when due, the Fund shall pay the Transfer Agent interest thereon (from the due date to the date of payment) at a per annum rate equal to one percent (1.0%) plus the Prime Rate (that is, the base rate on corporate loans posted by large domestic banks) published by The Wall Street Journal (or, in the event such rate is not so published, a reasonably equivalent published rate selected by the Fund) on the first day of publication during the month when such amount was due. Notwithstanding any other provision hereof, such interest rate shall be no greater than permitted under applicable provisions of Massachusetts law.

4.       Representations and Warranties of the Transfer Agent

The Transfer Agent represents and warrants to the Fund that:

         4.1 It is a trust company duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts.

         4.2 It is duly qualified to carry on its business in The Commonwealth of Massachusetts.

         4.3 It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement.

         4.4 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

         4.5 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

5.       Representations and Warranties of the Fund

The Fund represents and warrants to the Transfer Agent that:

         5.1 It is a business trust duly organized and existing and in good standing under the laws of the State of Delaware

         5.2 It is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement.

         5.3 All corporate proceedings required by said Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement.

         5.4 It is an open-end and diversified management investment company registered under the Investment Company Act of 1940, as amended.

         5.5 A registration statement under the Securities Act of 1933, as amended is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

6.       Wire Transfer Operating Guidelines/Articles 4A of the Uniform
         Commercial Code

   6.1 Obligation of Sender. The Transfer Agent is authorized to promptly debit the appropriate Fund account(s) upon the receipt of a payment order in compliance with the selected security procedure (the "Security Procedure") chosen for funds transfer and in the amount of money that the Transfer Agent has been instructed to transfer. The Transfer Agent shall execute payment orders in compliance with the Security Procedure and with the Fund instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this the customary deadline will be deemed to have been received the next business day.

   6.2 Security Procedure. The Fund acknowledges that the Security Procedure it has designated on the Fund Selection Form was selected by the Fund from security procedures offered by the Transfer Agent. The Fund shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated to the Transfer Agent in writing. The Fund must notify the Transfer Agent immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Fund's authorized personnel. The Transfer Agent shall verify the authenticity of all Fund instructions according to the Security Procedure.

   6.3 Account Numbers. The Transfer Agent shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

   6.4 Rejection. The Transfer Agent reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of the Transfer Agent's receipt of such payment order; (b) if initiating such payment order would cause the Transfer Agent, in the Transfer Agent's sole judgement, to exceed any volume, aggregate dollar, network, time, credit or similar limits which are applicable to the Transfer Agent; or
         (c) if the Transfer Agent, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

   6.5 Cancellation Amendment. The Transfer Agent shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording the Transfer Agent reasonable opportunity to act. However, the Transfer Agent assumes no liability if the request for amendment or cancellation cannot be satisfied.

   6.6 Errors. The Transfer Agent shall assume no responsibility for failure to detect any erroneous payment order provided that the Transfer Agent complies with the payment order instructions as received and the Transfer Agent complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

   6.7 Interest. The Transfer Agent shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless the Transfer Agent is notified of the unauthorized payment order within ninety (90) days of notification by the Transfer Agent of the acceptance of such payment order.

   6.8 ACH Credit Entries/Provisional Payments. When the Fund initiates or receives Automated Clearing House credit and debit entries pursuant to these guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, the Transfer Agent will act as an Originating Depository Financial Institution and/or Receiving Depository Financial Institution, as the case may be, with respect to such entries. Credits given by the Transfer Agent with respect to an ACH credit entry are provisional until the Transfer Agent receives final settlement for such entry from the Federal Reserve Bank. If the Transfer Agent does not receive such final settlement, the Fund agrees that the Transfer Agent shall receive a refund of the amount credited to the Fund in connection with such entry, and the party making payment to the Fund via such entry shall not be deemed to have paid the amount of the entry.

   6.9 Confirmation. Confirmation of Transfer Agent's execution of payment orders shall ordinarily be provided within twenty four (24) hours notice of which may be delivered through the Transfer Agent's proprietary information systems, or by facsimile or call-back. Fund must report any objections to the execution of an order within thirty
         (30) days.

7.       Data Access and Proprietary Information

         7.1 The Fund acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Fund by the Transfer Agent as part of the Fund's ability to access certain Fund-related data ("Customer Data") maintained by the Transfer Agent on databases under the control and ownership of the Transfer Agent or other third party ("Data Access Services") constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to the Transfer Agent or other third party. In no event shall Proprietary Information be deemed Customer Data. The Fund agrees to treat all Proprietary Information as proprietary to the Transfer Agent and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Fund agrees for itself and its employees and agents to:

         (a) Use such programs and databases (i) solely on the Fund's computers, or (ii) solely from equipment at the location agreed to between the Fund and the Transfer Agent and (iii) solely in accordance with the Transfer Agent's applicable user documentation;

         (b) Refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Fund's computer(s)), the Proprietary Information;

         (c) Refrain from obtaining unauthorized access to any portion of the Proprietary Information, and if such access is inadvertently obtained, to inform in a timely manner of such fact and dispose of such information in accordance with the Transfer Agent's instructions;

         (d) Refrain from causing or allowing information transmitted from the Transfer Agent's computer to the Fund's terminal to be retransmitted to any other computer terminal or other device except as expressly permitted by the Transfer Agent (such permission not to be unreasonably withheld);

         (e) Allow the Fund to have access only to those authorized transactions as agreed to between the Fund and the Transfer Agent; and

(f) Honor all reasonable written requests made by the Transfer Agent to protect at the Transfer Agent's expense the rights of the Transfer Agent in Proprietary Information at common law, under federal copyright law and under other federal or state law.

7.2 Proprietary Information shall not include all or any portion of any of the foregoing items that: (i) are or become publicly available without breach of this Agreement; (ii) are released for general disclosure by a written release by the Transfer Agent; or (iii) are already in the possession of the receiving party at the time of receipt without obligation of confidentiality or breach of this Agreement.

         7.3 The Fund acknowledges that its obligation to protect the Transfer Agent's Proprietary Information is essential to the business interest of the Transfer Agent and that the disclosure of such Proprietary Information in breach of this Agreement would cause the Transfer Agent immediate, substantial and irreparable harm, the value of which would be extremely difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of the Proprietary Information in breach of this Agreement, the Transfer Agent shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

         7.4 If the Fund notifies the Transfer Agent that any of the Data Access Services do not operate in material compliance with the most recently issued user documentation for such services, the Transfer Agent shall endeavor in a timely manner to correct such failure. Organizations from which the Transfer Agent may obtain certain data included in the Data Access Services are solely responsible for the contents of such data and the Fund agrees to make no claim against the Transfer Agent arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof. DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. THE TRANSFER AGENT EXPRESSLY DISCLAIMS ALL WARRANTIES EXCEPT THOSE EXPRESSLY STATED HEREIN INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

   7.5 If the transactions available to the Fund include the ability to originate electronic instructions to the Transfer Agent in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event the Transfer Agent shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by the Transfer Agent from time to time.

   7.6 Each party shall take reasonable efforts to advise its employees of their obligations pursuant to this Section 7. The obligations of this Section shall survive any earlier termination of this Agreement.

8.       Indemnification

         8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

         (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

         (b)  The Fund's lack of good faith, negligence or willful misconduct;

         (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

(d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e) The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent; or

(f) Upon the Fund's request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

   8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund's prior written consent.

9.       Standard of Care

9.1 The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors, including encoding and payment processing errors, unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees or agents. The parties agree that any encoding or payment processing errors shall be governed by this standard of care and Section 4-209 of the Uniform Commercial Code is superseded by
         Section 9 of this Agreement. This standard of care also shall apply to Exception Services, as defined in Section 2.3 herein, but such application shall take into consideration the manual processing involved in, and time sensitive nature of, Exception Services.

9.2 If the Funds or the Transfer Agent detect or discover problems with the Transfer Agent system that result in transaction processing not being executed in accordance with the Fund's current registration statement or other written instructions from the Funds the Transfer Agent will correct the deficiency at its expense within thirty (30) days from the date of the Transfer Agent's discovery of the deficiency or of notification of the deficiency, whichever is earlier.

10.      Year 2000

         The Transfer Agent has taken reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available technology to offer products that are Year 2000 ready, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, the Transfer Agent will make the changes to its products at a price to be agreed upon by the parties and in a commercially reasonable time frame and will require third-party suppliers to do likewise.

11.      Confidentiality

11.1 The Transfer Agent and the Fund agree that they will not, at any time during the term of this Agreement or after its termination, reveal, divulge, or make known to any person, firm, corporation or other business organization, any customers' lists, trade secrets, cost figures and projections, profit figures and projections, or any other secret or confidential information whatsoever, whether of the Transfer Agent or of the Fund, used or gained by the Transfer Agent or the Fund during performance under this Agreement. The Fund and the Transfer Agent further covenant and agree to retain all such knowledge and information acquired during and after the term of this Agreement respecting such lists, trade secrets, or any secret or confidential information whatsoever in trust for the sole benefit of the Transfer Agent or the Fund and their successors and assigns. In the event of breach of the foregoing by either party, the remedies provided by
         Section 7.3 shall be available to the party whose confidential information is disclosed. The above prohibition of disclosure shall not apply to the extent that the Transfer Agent must disclose such data to its sub-contractor or Fund agent for purposes of providing services under this Agreement.

         11.2 In the event that any requests or demands are made for the inspection of the Shareholder records of the Fund, other than request for records of Shareholders pursuant to standard subpoenas from state or federal government authorities (i.e., divorce and criminal actions), the Transfer Agent will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. The Transfer Agent expressly reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by counsel that it may be held liable for the failure to exhibit the Shareholder records to such person or if required by law or court order.

12.      Covenants of the Fund and the Transfer Agent

         12.1 The Fund shall promptly furnish to the Transfer Agent the following:

         (a) A certified copy of the resolution of the Board of Trustees of the Fund authorizing the appointment of the Transfer Agent and the execution and delivery of this Agreement; and

         (b) A copy of the Declaration of Trust and By-Laws of the Fund and all amendments thereto.

         12.2 The Transfer Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

         12.3 The Transfer Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, the Transfer Agent agrees that all such records prepared or maintained by the Transfer Agent relating to the services to be performed by the Transfer Agent hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

13.      Termination of Agreement

   13.1 Term. The initial term of this Agreement (the "Initial Term") shall be three (3) years from the date first stated above unless terminated pursuant to the provisions of this Section 13. Unless a terminating party gives written notice to the other party one hundred and twenty
         (120) days before the expiration of the Initial Term or any Renewal Term, this Agreement will renew automatically from year to year (each such year-to-year renewal term a "Renewal Term"). One hundred and twenty (120) days before the expiration of the Initial Term or a Renewal Term the parties to this Agreement will agree upon a Fee Schedule for the upcoming Renewal Term. Otherwise, the fees shall be increased pursuant to Section 3.5 of this Agreement.

13.2 Early Termination. Notwithstanding anything contained in this Agreement to the contrary, should the Fund desire to move any of its services provided by the Transfer Agent hereunder to a successor service provider prior to the expiration of the then current Initial or Renewal Term, or without the required notice, the Transfer Agent shall make a good faith effort to facilitate the conversion on such prior date; however, there can be no guarantee or assurance that the Transfer Agent will be able to facilitate a conversion of services on such prior date. In connection with the foregoing, should services be converted to a successor service provider, or if the Fund is liquidated or its assets merged or purchased or the like with or by another entity which does not utilize the services of the Transfer Agent, the fees payable to the Transfer Agent shall be calculated as if the services had been performed by the Transfer Agent until the expiration of the then current Initial or Renewal Term and calculated at the asset and/or Shareholder account levels, as the case may be, on the date notice of termination was given to the Transfer Agent, and the payment of all fees to the Transfer Agent as set forth herein shall be accelerated to the business day immediately prior to the conversion or termination of services.

   13.3 Expiration of Term. During the Initial Term or Renewal Term, whichever currently is in effect, should either party exercise its right to terminate, all out-of-pocket expenses or costs associated with the movement of records and material will be borne by the Fund. Additionally, the Transfer Agent reserves the right to charge for any other reasonable expenses associated with such termination.

   13.4 Confidential Information. Upon termination of this Agreement, each party shall return to the other party all copies of confidential or proprietary materials or information received from such other party hereunder, other than materials or information required to be retained by such party under applicable laws or regulations.

13.5 Unpaid Invoices. The Transfer Agent may terminate this Agreement immediately upon an unpaid invoice payable by the Fund to the Transfer Agent being outstanding for more than ninety (90) days, except with respect to any amount subject to a good faith dispute within the meaning of Section 3.4 of this Agreement.

13.6 Bankruptcy. Either party hereto may terminate this Agreement by notice to the other party, effective at any time specified therein, in the event that (a) the other party ceases to carry on its business or (b) an action is commenced by or against the other party under Title 11 of the United States Code or a receiver, conservator or similar officer is appointed for the other party and such suit, conservatorship or receivership is not discharged within thirty (30) days.

14.      Assignment and Third Party Beneficiaries

   14.1 Except as provided in Section 15.1 below neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under this Agreement.

         14.2 Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Transfer Agent and the Fund, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Transfer Agent and the Fund. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

   14.3 This Agreement does not constitute an agreement for a partnership or joint venture between the Transfer Agent and the Fund. Other than as provided in Section 15.1 and Schedule 1.2(f), neither party shall make any commitments with third parties that are binding on the other party without the other party's prior written consent.

15.      Subcontractors

15.1 The Transfer Agent may, without further consent on the part of the Fund, subcontract for the performance hereof with (i) Boston Financial Data Services, Inc., a Massachusetts corporation ("Boston Financial") which is duly registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended, (ii) a Boston Financial subsidiary duly registered as a transfer agent or
         (iii) a Boston Financial affiliate duly registered as a transfer agent; provided, however, that the Transfer Agent shall be fully responsible to the Fund for the acts and omissions of Boston Financial or its subsidiary or affiliate as it is for its own acts and omissions.

   15.2 Nothing herein shall impose any duty upon the Transfer Agent in connection with or make the Transfer Agent liable for the actions or omissions to act of unaffiliated third parties such as by way of example and not limitation, Airborne Services, Federal Express, United Parcel Service, the U.S. Mails, the NSCC and telecommunication companies, provided, if the Transfer Agent selected such company, the Transfer Agent shall have exercised due care in selecting the same.

  16.    Miscellaneous

   16.1 Amendment. This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Fund.

   16.2 Massachusetts Law to Apply. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

   16.3 Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

   16.4 Consequential Damages. Neither party to this Agreement shall be liable to the other party for special, indirect or consequential damages under any provision of this Agreement or for any special, indirect or consequential damages arising out of any act or failure to act hereunder.

   16.5 Survival. All provisions regarding indemnification, warranty, liability, and limits thereon, and confidentiality and/or protections of proprietary rights and trade secrets shall survive the termination of this Agreement.

   16.6 Severability. If any provision or provisions of this Agreement shall be held invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

  16.7 Priorities Clause. In the event of any conflict, discrepancy or ambiguity between the terms and conditions contained in this Agreement and any Schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

  16.8 Waiver. No waiver by either party or any breach or default of any of the covenants or conditions herein contained and performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other covenant or condition.

  16.9 Merger of Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

  16.10 Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

  16.11. Reproduction of Documents. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

  16.12 Notices. All notices and other communications as required or permitted hereunder shall be in writing and sent by first class mail, postage prepaid, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

        (a)      If to State Street Bank and Trust Company, to:

                 State Street Bank and Trust Company
                 c/o Boston Financial Data Services, Inc.
                 1250 Hancock Street, Suite 300N
                 Quincy, Massachusetts 02169
                 Attention: Legal Department

                 Facsimile: (617) 483-5850

        (b)      If to the Fund, to:

                 Members Mutual Fund
                 5910 Mineral Point Road
                 Madison, Wisconsin 53705
                 Attention: Mary Hoffman

17.      Additional Funds

         In the event that the Fund establishes one or more series of Shares, in addition to those listed on the attached Schedule A, with respect to which it desires to have the Transfer Agent render services as transfer agent under the terms hereof, it shall so notify the Transfer Agent in writing, and if the Transfer Agent agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

18.      Limitations of Liability of the Trustees and Shareholders

         A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Fund.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                               MEMBERS MUTUAL FUNDS

                               By: /s/ Mary Hoffmann
                               Name: Mary Hoffmann
                               Title: AVP Finance & Operations, Treasurer
                               Date: 7/02/01


ATTEST:

/s/ Tricia L. Tews



                               STATE STREET BANK AND TRUST COMPANY
                               By: /s/ Joseph L. Hooley
                               Name: Joseph L. Hooley
                               Title:  Executive Vice President
                               Date: 08/06/01


ATTEST:

/s/

                                   SCHEDULE A
                                    Fund List

Members Cash Reserves
Members Bond
Members Balanced
Members High Income
Members Growth & Income
Members Capital Appreciation
Members Mid-Cap
Members Emerging Growth
Members International Stock




















MEMBERS MUTUAL FUNDS                        STATE STREET BANK AND TRUST, COMPANY

By.: /s/ Mary Hoffmann                      By.: Joseph L. Hooley
Name: Mary Hoffmann                         Name: Joseph L. Hooley
Title: AVP Finance & Operations, Treasurer  Title: Executive Vice President
Date: 7/02/01                               Date: 08/06/01

                                  SCHEDULE 2.1

                     THIRD PARTY ADMINISTRATOR(S) PROCEDURES

                                Dated 11-20-2000


1. On each day on which both the New York Stock Exchange and the Fund are open for business (a "Business Day"), the TPA(s) shall receive, on behalf of and as agent of the Fund, Instructions (as hereinafter defined) from the Plan. Instructions shall mean as to each Fund (i) orders by the Plan for the purchases of Shares, and (ii) requests by the Plan for the redemption of Shares; in each case based on the Plan's receipt of purchase orders and redemption requests by Participants in proper form by the time required by the term of the Plan, but not later than the time of day at which the net asset value of a Fund is calculated, as described from time to time in that Fund's prospectus. Each Business Day on which the TPA receives Instructions shall be a "Trade Date".

2. The TPA(s) shall communicate the TPA(s)'s acceptance of such Instructions, to the applicable Plan.

3. On the next succeeding Business Day following the Trade Date on which it accepted Instructions for the purchase and redemption of Shares, (TD+1), the TPA(s) shall notify the Transfer Agent of the net amount of such purchases or redemptions, as the case may be, for each of the Plans. In the case of net purchases by any Plan, the TPA(s) shall instruct the Trustees of such Plan to transmit the aggregate purchase price for Shares by wire transfer to the Transfer Agent on (TD+1). In the case of net redemptions by any Plan, the TPA(s) shall instruct the Fund's custodian to transmit the aggregate redemption proceeds for Shares by wire transfer to the Trustees of such Plan on (TD+1). The times at which such notification and transmission shall occur on (TD+1) shall be as mutually agreed upon by each Fund, the TPA(s), and the Transfer Agent.

4. The TPA(s) shall maintain separate records for each Plan, which record shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances. The TPA(s) shall maintain on behalf of each of the Plans a single master account with the Transfer Agent and such account shall be in the name of that Plan, the TPA(s), or the nominee of either thereof as the record owner of Shares owned by such Plan.

5. The TPA(s) shall maintain records of all proceeds of redemptions of Shares and all other distributions not reinvested in Shares.

6. The TPA(s) shall prepare, and transmit to each of the Plans, periodic account statements showing the total number of Shares owned by that Plan as of the statement closing date, purchases and redemptions of Shares by the Plan during the period covered by the statement, and the dividends and other distributions paid to the Plan on Shares during the statement period (whether paid in cash or reinvested in Shares).

7. The TPA(s) shall, at the request and expense of each Fund, transmit to the Plans prospectuses, proxy materials, reports, and other information provided by each Fund for delivery to its shareholders.

8. The TPA(s) shall, at the request of each Fund, prepare and transmit to each Fund or any agent designated by it such periodic reports covering Shares of each Plan as each Fund shall reasonably conclude are necessary to enable the Fund to comply with state Blue Sky requirements.

9. The TPA(s) shall transmit to the Plans confirmation of purchase orders and redemption requests placed by the Plans; and

10. The TPA(s) shall, with respect to Shares, maintain account balance information for the Plan(s) and daily and monthly purchase summaries expressed in Shares and dollar amounts.

11. Plan sponsors may request, or the law may require, that prospectuses, proxy materials, periodic reports and other materials relating to each Fund be furnished to Participants in which event the Transfer Agent or each Fund shall mail or cause to be mailed such materials to Participants. With respect to any such mailing, the TPA(s) shall, at the request of the Transfer Agent or each Fund, provide at the TPA(s)'s expense a complete and accurate set of mailing labels with the name and address of each Participant having an interest through the Plans in Shares.













MEMBERS MUTUAL FUNDS                       STATE STREET BANK AND TRUST, COMPANY

By.: /s/ Mary Hoffmann                     By.: Joseph L. Hooley
Name: Mary Hoffmann                        Name: Joseph L. Hooley
Title: AVP Finance & Operations, Treasurer Title: Executive Vice President
Date: 7/02/01                              Date: 08/06/01

                                  SCHEDULE 3.1

                                      FEES

                           Effective November 20, 2000

The following fee schedule will remain in effect for a period of 36 months from November 20, 2000.

ANNUAL ACCOUNT SERVICE FEES & FUND BASE FEES

Accounts                             0-50K           50k-100k          100k-150          150
Base Fee/per Cusip                  $12,000          $9,000            $7,500           $6,000
Open Account Fee/per account        $17.50           $14.50            $12.50           $10.50
Closed Account Fee/per account      $2.00            SAME              SAME

Each class is considered a fund and will be billed accordingly.

Fees are billable on a monthly basis at the rate of 1/12th of the annual fee. A charge is made for an account in the month that an account opens or closes.

CONVERSION FEES

Per Account Fee                                          $1.00
Minimum (per complex)                                    $25,000

IRA CUSTODIAL FEES

Annual Maintenance                                       $10.00/account
                                                         (max. $25.00/SSN)

OUT-OF-POCKET EXPENSES

Out-of pocket expenses include but are not limited to: confirmation statements, investor statements, postage, forms, audio response, telephone, records retention, customized programming/enhancements, federal wire, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


MEMBERS MUTUAL FUNDS                        STATE STREET BANK AND TRUST, COMPANY

By.: /s/ Mary Hoffmann                      By.: Joseph L. Hooley
Name: Mary Hoffmann                         Name: Joseph L. Hooley
Title: AVP Finance & Operations, Treasurer  Title: Executive Vice President
Date: 7/02/01                               Date: 08/06/01

                                   Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this registration statement in Form N-1A of our report dated December 12, 2001, relating to the financial statements and financial highlights of MEMBERS Mutual Funds, which appear in such registration statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 22, 2002

                          Exhibit - Powers of Attorney

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 17th day of October, 2001.


                               /s/ Gwendolyn M. Boeke
                               Gwendolyn M. Boeke

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 17th day of October, 2001.

                               /s/ Alfred L. Disrud
                               Alfred L. Disrud

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 17th day of October, 2001.

                               /s/ Thomas C. Watt
                               Thomas C. Watt

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 17th day of October, 2001.

                               /s/ Michael S. Daubs
                               Michael S. Daubs

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 17th day of October, 2001.

                               /s/ Lawrence R. Halverson
                               Lawrence R. Halverson

Kevin S. Thompson
Vice President, Deputy General Counsel
Office of General Counsel
Phone:  608/231-8588
Fax:    608/236-8588
E-mail: kevin.thompson@cunamutual.com


                                      February 27, 2002


VIA EDGAR

Division of Investment Management
450 Fifth Street, NW
Washington, D.C. 20549

         Re:      MEMBERS Mutual Funds
                  Post-Effective Amendment No. 8
                  File Nos. 333-29511 and 811-08261

Commissioners:

         On behalf of MEMBERS Mutual Funds (the "Fund"), we are transmitting for filing with the Commission pursuant to Rule 485(b)(iii) under the Securities Act of 1933 (the "1933 Act"), Rule 101(a) of Regulation S-T, and the Investment Company Act of 1940, a conformed electronic format copy of Post-Effective Amendment No. 8 (the "Amendment") to the Fund's Form N-1A registration statement referenced above (the "Amendment"). The Amendment reflects the addition of financial statements for the Fund and other non-material changes.

         The Amendment is being filed pursuant to paragraph (b) (iii) of Rule 485 under the 1933 Act. The Amendment does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b).

         If you have any questions or comments regarding the Amendment, please do not hesitate to contact the undersigned at (608) 231-8588.


                                      Sincerely,

                                      /s/ Kevin S. Thompson
                                      Kevin S. Thompson

Attachments

cc:      David S. Goldstein, Esq.